                                                                  Exhibit 10.12

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "Agreement") is entered into as of April 13, 2000 ("Effective Date") by and between Copernicus Systems, Inc. (the "Buyer") and Network Engines, Inc. (the "Seller").

     WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase, all of Seller's assets relating to the Seller's P6000 and P6000EXP product lines, as more fully described in Exhibit A hereto.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Buyer and the Seller agree as follows:

1.  THE ASSETS.   Subject to the terms and conditions set forth herein, the
Seller hereby sells, assigns, transfers and delivers to the Buyer, and the Buyer hereby purchases, acquires and takes assignment and delivery of, free and clear of all liens and Encumbrances (as defined herein), all right, title and ownership of the following assets of the Seller relating to Seller's P6000 and P6000EXP Systems (collectively, the "Assets"):

  (a) those tangible assets relating to Seller's manufacture, testing, packaging and fulfillment of P6000 and P6000EXP Systems which are listed on Schedule 1(a) hereto (the "Tangible Assets"); and

  (b) all Seller's inventory of parts, subassemblies, components, finished goods and other inventory of P6000 and P6000EXP Systems, which inventory is listed on
Schedule 1(b) hereto (the "Inventory"); and

  (c) those computer software programs of Seller known as P6000 Cluster Director and P6000 Cluster Monitor, as more fully described on Schedule 1(c) hereto (the "Software"), including all object code and source code therein, and all media of Seller on which such computer programs reside, but excluding any and all third party software that may work with, depend on or support the Software (which excluded third party software includes, without limitation, all software provided by Microsoft and InterVu); and

  (d) access to a copy of Seller's records relating to the Inventory and Tangible Assets, including customer lists, supplier lists, bills of materials, production schedules, shipping manifests, customs forms and similar records (the "Records"); and

  (e) (i) all patent, copyright and trade secret rights of Seller in and to the design and layout of the P6000 and P6000EXP Systems and the Software and (ii) all trademark rights in the marks listed on Schedule 1(d) and all goodwill therein (collectively, the "Intellectual Property").

Buyer shall obtain no right or interest in or to any other assets of Seller, whether or not related, directly or indirectly, to the Assets. In particular, Buyer shall obtain no right or interest in or to any accounts receivable, cash, employee benefit plans, leasehold interests, real estate or software or technology other than the Software.

2.  PURCHASE PRICE.

     (a)  In consideration hereof, Buyer will pay to the Seller:

          (i) $1.00 upon execution of this Agreement;

          (ii) 10% of sales of complete P6000 and P6000EXP Systems (or any successor or derivative system using a substantial portion of the intellectual property or software sold to Buyer hereunder ("Derivatives")) (the "Systems") manufactured from the Inventory;

          (iii) 10% of the Net Revenue for sales of upgrades or spare parts from the Inventory;

          (iv) 2% of the Net Revenue for sales of upgrades or spare parts relating to the System or Derivative from inventory that is purchased by Buyer not included in the Inventory;

          (v) $242 per System or Derivative sold to The Concorde Group;

          (vi) $300 per any System or Derivative sold to any other third party included in Section 2(a)(ii) above; provided however, that this shall not include new products, systems or designs created by Buyer or licensed by Buyer from any third party; and

          (vii)  the amount set forth in Section 4.

          "Net Revenue" per System shall be the amount actually received by the Buyer for each System, less refunds.

     (b) If the Buyer transfers its ownership rights to, or exclusively licenses or leases, all or substantially all of the Tangible Assets or Software before the date twelve (12) months after the Effective Date, the Buyer will pay Seller 50% of the net proceeds of such sale ("Net Proceeds"). If such sale occurs after the date twelve months from the Effective Date, but before the date two years from the Effective Date, the Buyer will pay the Seller 25% of such Net Proceeds. If such sale occurs after the date two years from the Effective Date, Buyer will be entitled to 100% of such Net Proceeds.

3. ASSUMPTION OF LIABILITIES. Buyer hereby assumes the following liabilities and obligations of the Seller (the "Assumed Liabilities"):

    (a) except as provided in Section 5 below, all warranty, support, repair, replacement, maintenance and related liabilities and obligations of Seller with respect to P6000 and P6000EXP (or predecessor) Systems sold or distributed by or for Seller or Buyer, either prior to or after the Effective Date;

    (b) all other liabilities and obligations relating to P6000 and P6000EXP (or predecessor) Systems sold or distributed by or for Seller or Buyer, either prior to or after the Effective Date, whether for alleged defects, failures, injury or other damage, and whether sounding in negligence, warranty, strict liability or any other cause of action;

    (c) all liabilities and obligations of Seller under the Contracts, including all liability associated with the failure of Seller to obtain necessary consents to assignment of the Contracts to Buyer; and

    (d) any liability with respect to the bulk sales laws of any state.

4. LICENSE AND ROYALTY RATIFICATION. Seller hereby acknowledges and agrees that prior to the signing of this Agreement the Buyer had a limited exclusive license to make, sell and use P6000 and P6000EXP Systems, subject to the obligation to pay the royalty set forth in Section 2 above. Buyer represents and warrants to Seller that royalties in the aggregate amount of $4,010.44 are accrued to date based on Buyer's activities prior to the Effective Date, and Buyer shall remit such amount to Seller concurrently herewith.

5.  SUPPORT.

    (a) Buyer shall provide customer support, without charge, to existing
Seller customers of the System for Systems currently under warranty, for the duration of their current warranty periods. To the extent that Buyer must obtain any hardware from any third party to perform such warranty support, Seller shall reimburse Buyer for its reasonable, documented out-of-pocket costs for such parts.

    (b) Notwithstanding Buyer's obligation to provide warranty support hereunder, Seller shall have the right, for customers designated by Seller, to continue to provide first-line (initial response) support with respect to P6000 and P6000EXP Systems sold or distributed by Seller prior to the Effective Date. In such cases, Buyer shall provide second line (technical help) support to Seller's support personnel or to customers referred to Buyer by Seller's support personnel at no charge to Seller.

6. NO OTHER TECHNOLOGY. Buyer waives any right, title and interest in and to any of Seller's other technologies, except as set forth herein.

7.  LIABILITY

    (a) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS SECTION 7, SELLER SELLS THE ASSETS TO BUYER HEREUNDER "AS IS", "WHERE IS", ON A QUITCLAIM BASIS, WITHOUT WARRANTY OR CONDITION OF ANY KIND, EXPRESS OR IMPLIED, WRITTEN OR ORAL; AND SELLER HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES AND CONDITIONS, INCLUDING, WITHOUT LIMIATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT.

    (b) Buyer hereby agrees to defend, indemnify and hold Seller and its officers, directors, shareholders, affiliates, partners and agents (the "Indemnitees") harmless from and against any and all claims, damages, liabilities, losses and expenses incurred in connection with the Assumed Liabilities. The Indemnitees shall be entitled, at their expense, to be represented by counsel of their choosing in any action described in this Section 7(b).

    (c) Under no circumstances will Seller be liable to Buyer for any cause directly or indirectly relating to the Assets or the transfer thereof under this Agreement for any consequential, incidental, indirect, exemplary or punitive damages, no matter what the cause, even if Seller has been made aware of the possibility of such damages.

    (d) Under no circumstances will Seller be liable to Buyer for direct damages for any cause directly or indirectly relating to the Assets or the transfer thereof under this Agreement in an amount greater than the total amount that Buyer has paid to Seller under this Agreement during the preceding 12-month period.

    (e) Organization of the Seller; Authority. The Seller is a corporation duly
        -------------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Seller has all requisite power and authority to own and hold the Assets owned or held by it. The Seller has all requisite power, authority and capacity to execute and deliver this Agreement and to carry out all actions required of it pursuant to the terms of this Agreement, and this Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

    (f) Title to Assets. The Seller is the lawful owner of, has good and valid
        ---------------
record and marketable title to, and has the full right to sell, convey, transfer, assign and deliver the Inventory and Tangible Assets, without restrictions of any kind. All of the Inventory and Tangible Assets are free and clear of any security interests, liens, claims, charges, options, mortgages, debts, leases (or subleases), conditional sales agreements, title retention agreements, encumbrances of any kind or restrictions against the transfer or assignment thereof (collectively, "Encumbrances"). To Seller's actual knowledge (without having conducted any search or investigation) there are no filings in any registry of deeds in any jurisdiction or under the Uniform Commercial Code or similar statute in any jurisdiction showing the Seller as debtor which create or perfect or which purport to create or perfect any Encumbrance in or on any of the Assets.

8. LICENSE. Buyer hereby grants Seller a worldwide, perpetual, irrevocable, non-exclusive, paid-up, royalty-free license to use the proprietary rights included in the Assets for any purpose whatsoever.

9. CONFIDENTIALITY. The parties acknowledge and agree that as a result of entering into this Agreement, each party will have access to certain of the other party's Confidential Information, which for purposes of this Agreement shall include: (a) the terms and conditions of this Agreement; (b) each party's trade secrets, business plans, strategies, methods and/or practices; and (c) other information relating to either party that is not generally known to the public. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (1) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (2) information that is known to either party without restriction prior to receipt from the other party, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (3) information that either party receives from any third party having a legal right to transmit such information, and not under any obligation to keep such information confidential; and (4) information independently developed by either party's employees or agents; provided however, that Seller acknowledges and agrees that following the sale of the Assets, Seller will continue to treat as Confidential Information all information relating to the Assets that it currently considers to be its Confidential Information. Each party also understands and agrees that disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that each party shall: (i) restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know, (ii) not disclose the other party's Confidential Information to any third party (other than its legal, accounting, technical and/or business advisors) without the prior written approval of the other party, and (iii) safeguard the confidentiality of the Confidential Information by using at least the same physical and other security measures as that party uses to protect its own Confidential Information. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law, in a judicial or other governmental investigation or proceeding or pursuant to the rules of the Securities and Exchange Commission or any stock exchange or listing system, provided the other party has been given prior notice and the disclosing party has sought all reasonable safeguards against widespread dissemination prior to such disclosure.

10. AUDIT. Seller shall have the right to audit the books and records of Buyer relating solely to the arrangements contemplated in this Agreement in order to verify the amounts owed and to be paid by Buyer to Seller hereunder; provided that Seller may only conduct such audit twice per year and that Seller provide Buyer at least 10 days prior written notice before conducting any such audit. Seller shall be solely responsible for the cost of any such audit, unless the audit discloses a discrepancy of greater than 10%, in which case Buyer will pay the reasonable cost of the audit.

11.  BUYER'S ACKNOWLEDGEMENT

   Buyer hereby acknowledges that it has had ample opportunity to inspect and review the Assets with its advisors, and that Buyer is satisfied with the condition of the Assets and agrees that the consideration being paid by Buyer to Seller hereunder is fair and reasonable in view of the condition of the Assets and the disclaimers and limitations contained in Section 7.

12. GENERAL.

     (a) Expenses. All expenses of the preparation, execution and consummation
         --------
         of this Agreement and of the transactions contemplated hereby, including, without limitation, attorneys', accountants' and outside advisers' fees and disbursements, shall be borne by the party incurring such expenses.

     (b) Notices. All notices, demands and other communications hereunder shall
         -------
         be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or sent by written telecommunication, as follows:

                   If Buyer, to:

                   Cheryl Smith
                   Copernicus Systems, Inc.
                   135 King Street
                   Cohasset, MA  02025
                   (781) 383-1906

                   If to Seller, to:

                   Network Engines, Inc.

                   _____________________

                   _____________________

     (c) Entire Agreement. This Agreement contains the entire understanding of
         ----------------
         the parties, supersedes all prior agreements and understandings relating to the subject matter hereof and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

     (d) Governing Law. The validity and construction of this Agreement shall be
         -------------
         governed by the internal substantive laws of the Commonwealth of Massachusetts.

     (e) Sections and Section Headings. The headings of sections and subsections
         -----------------------------
         are for reference only and shall not limit or control the meaning thereof.

     (f) Assigns. This Agreement shall be binding upon and inure to the benefit
         -------
         of the heirs and successors of each of the parties. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other party hereto; provided, however, that nothing contained in this Section shall prevent a party, without the consent of the other party, from transferring or assigning this Agreement or its rights or obligations hereunder to another entity controlling, under the control of, or under common control with such party, provided that such assignee is financially capable of fulfilling the assigning party's responsibilities hereunder.

     (g) Further Assurances. From time to time, at the request of the Buyer and
         ------------------
         at Buyer's expense, the Seller shall execute and deliver such further instruments of conveyance and transfer and take such other actions as the Buyer may reasonably require more effectively to convey and transfer any of the Assets to the Buyer. The Seller and the Buyer shall also execute and deliver to the appropriate other party such other instruments as may be reasonably required in connection with the performance this Agreement and each shall take all such further actions as may be reasonably required to carry out the transactions contemplated by this Agreement.

     (h) No Implied Rights or Remedies. Except as otherwise expressly provided
         -----------------------------
         herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation, other than the Seller and the Buyer and their respective shareholders, any rights or remedies under or by reason of this Agreement.

     (i) Counterparts. This Agreement may be executed in multiple counterparts,
         ------------
         each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as an instrument under seal as of the date and year first above written.


NETWORK ENGINES, INC.              COPERNICUS SYSTEMS, INC.

By:  Douglas G. Bryant             By: /s/ Cherl H. Smith
     -------------------------         ------------------------------

Date:  April 13, 2000                  Date:  April 13, 2000
      ------------------------               ------------------------

                                                                       Exhibit A

P6000EXP
--------------------------------------------------------------------------------
Fault-tolerant Load-balanced Clustered Server


--------------------------      W I N N E R
Data                          B E S T   OF SHOW
Communications                          97
--------------------------

        LANTIMES
--------------------------    NETWORK INTEROP 97


                       [Picture of P6000EXP appears here]


                                                                         NETWORK
                                                                         ENGINES

                                          Torque for your Network

Network Engines' P6000EXP allows you to capitalize on your PC based technology

The latest generation of Network         MP700 Communications Ports
Engines' fault-tolerant load-balanced    Ethernet port o Modem port o Digital
clustered servers, the P6000EXP          input port ( ) Serial port o Relay output
combines complete PC compatibility with  port (4)
SNMP-enabled system monitoring and
high-density packaging, providing a
high-reliability environment for
enterprise mission-critical
applications.                            User-defined I/O panel

Key benefits from the P6000EXP platform

   Linear scalability:  100%
   performance increase each time you    Triple redundant 400 watt
   add another engine.                   hot-swappable Telco
                                         grade power supplies
   Clustering support:  With 10
   independent engines in a single
   chassis, clustering is easy and
   affordable.

   Load-balancing:  Eliminates single
   point of failure and ensures
   application response to users.                     [cross section of P6000EXP
                                                                   appears here]
   Fault-tolerance:  Maintenance
   environment to monitor all servers
   via a single user interface.
   Hot-swappable and redundant
   sub-systems, triple Telco grade 400   Scalable engines:
   watt power supplies that are          up to 10 processor engines with Pentium
   load-balanced and load-sharing.       class through Pentium Pro processors

The P6000EXP is ideally suited for use
in enterprise applications such as
internet/intranet, remote access,
thin-client, fax and email.              Optional RAID controller

Up to 10 fully functional independent
Pentium class engines can be configured
in the P6000EXP platform, with up to
twelve disk drives, CD-ROM and           Drive bay power and connections
maintenance processor.  Application      backplane: IDE, SCSI, RAID
engines currently available are:
Pentium through Dual Pentium Pro with
various speeds and memory
configurations.

All engines have onboard SVGA, two       Peripheral sharing subsystem for
serial, parallel, floppy disk, IDE,      floppy disk drive, CD-ROM, mouse,
keyboard, mouse and maintenance port     keyboard, video
support.

providing a platform that is clustered load-balanced and fault-tolerant.


Solid state, resettable short-circuit protection for all backplane segments


Range of backplane choices, including ISA and ISA/PCI. Segmentable processor backplane with power control, peripheral sharing and application monitoring parts


Eight redundant cooling fans supply positive pressures cooling


Easily accessible. Two screws for removal of covers, for in rack maintenance & upgrades


                                        [cross section of P6000EXP appears here]


Only 6u, 10.5" tall
Standard 19" rack-mount packaging


Control panel with system status indicators


The MP700 embedded maintenance processor controls and monitors all major P6000EXP subsystems, including power supply voltages, system temperatures, system status, operating system states, application software states and external resources


Configurable to twelve hot-swappable disk drives with power protection and control. Support for SCSI, IDE, and RAID

S p e c i f i c a t i o n s


Application Processor Engine

CPU
Select up to 10 independent fully functional application processor engines. Pentium class through Dual Pentium Pro processors.

Bus Interface
ISA and PCI configurations available.

Cache Memory
512Kbyte.

RAM
Supports up to 512 MB memory (fast page or EDO).

Real Time Clock
On-board real time clock and calendar.

Ethernet Interface
Integrated ethernet option for on-board NIC. (Pentium only).

IDE Interface
On-board support for four IDE devices.

SCSI Interface
Optional on-board SCS1-3 controller (Pentium Pro only).

SVGA Interface On-board SVGA with 1MB memory.

Serial Ports
Two RS232C ports, up to 115k baud, uses IRQ3 and IRQ4, 10 KV ESD protection.

Parallel Port
One bi-directional parallel port, jumper selectable IRQ5, IRQ7 or no IRQ.

Floppy Interface Supports two floppy drives.

Mouse Interface
Standard PS/2 interface.

Keyboard Interface
Standard PS/2 interface.

Battery
On-board battery with ten year life expectancy.

Support and Services

Warranty
One year warranty on all parts and labor, return to factory.

On-Site Service
Worldwide on-site service available.

System Enclosure

Backplane and Expansion
Ability to populate each segment as a complete PC with application processor engine, memory and application specific cards.
Individual segment power control.
20 slot passive ISA/PCI compatible backplanes, segmented into a variety of combinations.

System Cooling
Four fans for backplane cooling. Four fans for power supply cooling. Removable and washable filter.

Disk Drive and Openings
Up to 12 3.5" low profile, hot-swappable drive bays.
Supports IDE, SCSI-2, SCS1-3, and RAID interfaces.

Power Supplies
Triple redundant hot-swappable Telco grade power supplies, 400 watts per power supply, load-balancing.
Auto ranging AC input 94-284 AC 50-60 Hz. Optional wide range DC input, 24-72 V DC.

Form Factor
19" rack mountable enclosure 6U (10.5") high.

Application Systems Monitoring
Local and remote reset and power control for individual application processors. Monitoring support for major applications and operating systems. High-level application scripting language for automated maintenance support and notification.
SNMP support.
External resource switching and sensing.
External serial device support.

Operating Environment
Temperature: 0-60(degree)C.
Humidity: 5-95% relative humidity (non-condensing).

MTBF/MTTR
(greater than) 100,000 hours at 25(degree)C/(less than)5 minutes.

Agency Approvals
UL, CSA, CE.

Weight and Dimensions
Weight: -- 80lb. (147.2 Kgs.)
Dimensions: 18.8" wide x 10.5" high x 24.0" deep.
(447.52 mm x 266.7mm x 609.6mm).

Operating Systems and Windows (GUI) Support
MS-DOS, Windows, Windows 95, Windows NT, OS/2, QNX, SCO Unix, Interactive Unix, Solaris, Netware and Vines.

Clustered Server Support
Network Engines load-balancer
Microsoft Cluster Services
Citrix WinFrame with load-balancing option
RightFax with load-balancing option

                            Network Engines, Inc.      Tel:  781-961-4400
Network                     61 Pleasant Street         Fax:  781-961-4508
Engines                     Randolph, MA  02368-4137   www.NetworkEngines.com

                                                                   Schedule 1(a)


P6000 TEST EQUIPMENT

Power supply calibration test stand

Drive carrier test system

Power supply and back plane load tester

Maintenance Processor configuration and test system

Cable tester

                                                                   Schedule 1(b)

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
100-1001-00     IC Logic       IC (N) Tri-state           Fairchild           DM74LS244N           DigiKey          DM74LS244N-ND
                               octal buffer               Semiconductor
100-1002-00     IC Logic       IC PWR L OFF V QUAD        National Semi       LM339AN              Digikey          LM339AN-ND
                               COMP 14 DIP
100-1003-00     IC Logic       IC ELECT CIRCUIT           Linear Technology   LTC1153CN8           DigiKey          LTC1153CN8-ND
                               BREAKR 8 DIP
100-1006-00     IC Logic       IC QUAD 2 IN OR            Fairchild           DM74LS32N            DigiKey          DM74LS32N-ND
                               GATE                       Semiconductor
100-1007-00     IC Logic       IC BCD to                  Motorola            74ls42               Newark           O8T SN74LS42N
                               Decimal Decoder
100-1008-00     IC Logic       IC 12 or 24 Bit            Fairchild           FST16211MTD          Arrow
                               Bus Switch                 Semiconductor
100-1009-00     IC Logic       IC SCSI TERMINATOR 9       LINFINITY           LX5212CPD            REPTRON          LX5212CDP
                               LINE, 16 PIN SIOC
100-1010-00     IC Logic       Octal buffer / line        Motorola            74LS244              DigiKey          DM74LS244WM-ND
                               driver 3 state
                               outputs
100-1011-00     IC Logic       Octal Bus                  Motorola            74LS245              DigiKey          DM74LS245WM-ND
                               Transceiver 3 state
                               outputs
100-1012-00     IC Logic       Itty Bitty RC              Micrel              MIC1555BM5 TS        Newark           83F5882
                               Timer
100-1013-00     IC Logic       80ma Low DropOut           Micrel              MIC5203-3.0BM4       Newark           83F6053
                               Regulator                                      TS
100-1014-00     IC             B69000,  Video
                               Accelerator with
                               integrated memory
100-1015-00     IC             74ALS245, BUFFER
100-1016-00     IC             74F32, OR GATE
100-1017-00     IC             PENTIUM CHIP-CLOCK
                               SYNTHESIZER
100-1018-00     IC             LTC 1753CT
100-1019-00     IC             74HCT14, Schmit
                               Inverter
100-1020-00     IC             74F07, BUFFER, OPEN
                               COLLECTOR
1001021-00      IC             74 LVC157, Quad
                               2T01, Data
                               selection/MUX
100-1022-00     IC             74ALS08, QUAD 2
                               I/P AND GATE
100-1023-00     IC             74LVC14,
                               INBERTER
100-1024-00     IC             P13B16224, 12/24 BIT
                               BUS EXCHANGE SWITCH
100-1025-00     IC             LT1587-1.5V,
                               REGULATOR
100-1026-00     IC             LT1587, VOLTAGE
                               REGULATOR, ADJUSTAVLE
100-1027-00     IC             82443GX, HOST                                                       Pioneer Std      FW82443GX
                               BRIDGE
100-1028-00     IC             ICS9179, CLOCK
                               BUFFER, LOW SKEW
100-1029-00     IC             LM79, HARDWARE                                                      Pioneer          LM79CCVF
                               MONITOR
100-1030-00     IC             82093, IOAIPC                                                       Pioneer          S82093AA IOAPIC
100-1031-00     IC             82558, ETHERNET                                                     Pioneer          SV825558B
                               MAC AND PHY
100-1032-00     IC             93C46, 3-WIRE,
                               SERIAL CMOS E2PROMS
100-1033-00     IC             FST 116211, 24
                               BIT BUS SWITCH
100-1034-00     IC             82B715, 12C BUS
                               EXTENDER
100-1035-00     IC             21152, PCI TO                                                       Pioneer          21152-AB
                               PCI BRIDGE                                                                           PCI-PCI bridge

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number              Cost                                            Room                       on Hand          @ 9/30/99
100-1001-00         $0.27
                                                                                                          -       $           -
100-1002-00         $0.75
                                                                                                          -       $           -
100-1003-00         $2.10
                                                                                                          -       $           -
100-1006-00         $0.58
                                                                                                          -       $           -
100-1007-00         $0.63
                                                                                                          -       $           -
100-1008-00         $2.40
                                                                                                          -       $           -
100-1009-00         $1.60
                                                                                                          -       $           -
100-1010-00         $0.64
                                                                                                          -       $           -
100-1011-00         $0.64
                                                                                                          -       $           -
100-1012-00         $0.72
                                                                                                          -       $           -
100-1013-00         $0.66
                                                                                                          -       $           -
100-1014-00         $32.71
                                                                                                          -       $           -
100-1015-00         $0.24
                                                                                                          -       $           -
100-1016-00         $0.08
                                                                                                          -       $           -
100-1017-00         $2.58
                                                                                                          -       $           -
100-1018-00         $2.95
                                                                                                          -       $           -
100-1019-00         $0.13
                                                                                                          -       $           -
100-1020-00         $0.42
                                                                                                          -       $           -
1001021-00          $0.28
                                                                                                          -       $           -
100-1022-00         $0.12
                                                                                                          -       $           -
100-1023-00         $0.22
                                                                                                          -       $           -
100-1024-00         $1.93
                                                                                                          -       $           -
100-1025-00         $3.35
                                                                                                          -       $           -
100-1026-00         $3.40
                                                                                                          -       $           -
100-1027-00         $54.72
                                                                                                          -       $           -
100-1028-00         $2.58
                                                                                                          -       $           -
100-1029-00         $5.55
                                                                                                          -       $           -
100-1030-00         $10.75
                                                                                                          -       $           -
100-1031-00         $23.50
                                                                                                          -       $           -
100-1032-00         $0.27
                                                                                                          -       $           -
100-1033-00         $1.40
                                                                                                          -       $           -
100-1034-00         $2.07
                                                                                                          -       $           -
100-1035-00         $14.30
                                                                                                          -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
100-1036-00     IC             82371EB, P11X4, PCI                                                 Pioneer          FW82371EB ISA
                               TO ISA/IDE                                                                           bridge
                               XECELARATOR
100-1037-00     IC             LTC 1153,
                               Auto-reset
                               electronic circuit
                               breaker
100-1038-00     IC             ISP1040B, SCSI
                               CONTROLLER
100-1039-00     IC             HM62832, 32KX8 HIGH
                               SPEED CMOS SRAM
100-1040-00     IC             ISP 1040B, SCSI
                               TERMINATOR
100-1041-00     IC             IT8671, SUPER
                               I/O CHIP
100-1042-00     IC             ITE8687, I/O
                               BUFFER
100-1043-00     IC             MAX 1617,
                               Remote/local
                               temperature sensor
100-1044-00     IC             LTC 1340, 3.3V
                               SWITCHER
100-1045-00     IC             LTC1326C, Micropower
                               trible supply monitor
100-1046-00     IC             ECP TERMINATION
                               NETWORK
100-1047-00     IC             STATIC RAM
100-1048-00     IC             LTC1326C, Micropower
                               trible supply monitor
100-1049-00     IC             82559, ETHERNET MAC                                                 Pioneer          GD82559 SL3HD
                               AND PHY, PBGA 196                                                                    Device
103-1001-00     IC             IC Serial EPROM            Xilinx                                                    XC1765-PD8C
                Unprogrammed   dip 8 Blank
103-1002-00     IC             IC FPGA Blank              Xilinx                                                    XC3064-160-PQFP
                Unprogrammed
103-1003-00     IC             IC 8 Bit                   scenix              SX28AC/SS            Parallax         SX28AC/SS
                Unprogrammed   Microcontroller
103-1004-00     IC             28F020, FLASH                                                       Pioneer          N28F020-150
                               MEMORY
103-1005-00     IC             8 BIT
                               MICROCONTROLLER
                               TQFP-48
103-1006-00     IC             8 BIT MPU
103-1007-00     IC             SPI SERIAL EEPROM
103-1008-00     IC             FLASH MEMORY
105-1001-00     IC CPU         CPU P586/233MMX W/         Intel                                    Tech Data
                               512K cache stand
                               alone processor for
                               ATX motherboard
105-1002-00     IC CPU         CPU P586/166MMX W/         Intel                                    Tech Data        390925
                               512K cache stand
                               alone processor for
                               ATX motherboard
105-1003-00     IC CPU         CPU P586/200MMX W/         Intel                                    Tech Data
                               512K cache stand
                               alone processor for
                               ATX motherboard
105-1004-00     IC CPU         PENTIUM II 400MHZ                                                   Pioneer
105-1005-00     IC CPU         PENTIUM II 450                                                      Pioneer
                               MHZ
110-1001-00     Simm / Dimm    Memory Flash Simm          Adastra             29F016 Flash
                                                                              5v 120ns Std T
110-1002-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              128 MB EDO
                               module, gold, 32 x                             GOLD
                               32 MB, 5V, 60 ns,
                               EDO, for SBC's
110-1003-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              128 MB EDO TIN
                               module, tin, 32 x
                               32, EDO, 5V, 60 ns
                               for motherboards
110-1004-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              64 MB EDO TIN
                               module, tin, 16 x
                               32, EDO, 5V, 60 ns
                               for motherboards
110-1005-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              32 MB EDO TIN
                               module, tin, 8 x 32,
                               EDO, 5V, 60 ns for
                               motherboards
110-1006-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              8 MB EDO TIN
                               module, tin, 2 x 32,
                               EDO, 5V, 60 ns for
                               motherboards

NEI Part          Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number            Cost                                            Room                       on Hand          @ 9/30/99
100-1036-00       $9.78
                                                                                                        -       $           -
100-1037-00       $2.00
                                                                                                        -       $           -
100-1038-00       $41.00
                                                                                                        -       $           -
100-1039-00       $8.61
                                                                                                        -       $           -
100-1040-00       $2.19
                                                                                                        -       $           -
100-1041-00       $4.00
                                                                                                        -       $           -
100-1042-00       $4.00
                                                                                                        -       $           -
100-1043-00       $3.79
                                                                                                        -       $           -
100-1044-00       $3.25
                                                                                                        -       $           -
100-1045-00       $2.00
                                                                                                        -       $           -
100-1046-00       $0.81
                                                                                                        -       $           -
100-1047-00
                                                                                                        -       $           -
100-1048-00
                                                                                                        -       $           -
100-1049-00       $21.15
                                                                                                        -       $           -
103-1001-00       $3.71
                                                                                                        -       $           -
103-1002-00       $37.30
                                                                                                        -       $           -
103-1003-00       $4.70
                                                                                                        -       $           -
103-1004-00       $3.82
                                                                                                        -       $           -
103-1005-00
                                                                                                        -       $           -
103-1006-00
                                                                                                        -       $           -
103-1007-00
                                                                                                        -       $           -
103-1008-00
                                                                                                        -       $           -
105-1001-00       $287.00
                                                                                                        -       $           -
105-1002-00       $127.00
                                                                                                        -       $           -
105-1003-00
                                                                                                        -       $           -
105-1004-00       $380.00
                                                                                                        -       $           -
105-1005-00       $562.00
                                                                                                        -       $           -
110-1001-00       $91.00
                                                                                                        -       $           -
110-1002-00       $255.00  12
                                                                                                       12       $     3,060.00
110-1003-00       $340.00
                                                                                                        -       $           -
110-1004-00       $175.00
                                                                                                        -       $           -
110-1005-00       $55.00
                                                                                                        -       $           -
110-1006-00       $45.00
                                                                                                        -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
110-1007-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              64 MB EDO GOLD
                               module, gold, 16 x
                               32MB, 5V, 60 ns,
                               EDO, for use in SBC's
110-1008-00     Simm / Dimm    MEMORY 72 pin SIMM,        Qestec              32MB EDO GOLD
                               module, gold, 8 x 32
                               MB, 5V, 60ns, EDO,
                               for use in SBC's
110-1009-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              16MB EDO GOLD
                               module, gold, 4 x 32
                               MB, 5V, 60ns, EDO,
                               for use in SBC's
110-1010-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              8MB EDO GOLD
                               module, gold, 2 x 32
                               MB, 5V, 60ns, EDO,
                               for use in SBC's
110-1011-00     Simm / Dimm    MEMORY 72 pin SIMM         Kingston            KTM-1X36L-60G        Adastra
                               module, single sided
                               1 x 36 MB 70ns, for
                               use in mp700 only
110-1012-00     Simm / Dimm    MEMORY 72 pin SIMM         Qestec              16 MB EDO TIN
                               module, tin, 4 x 32,
                               EDO, 5V, 60 ns for
                               motherboards
110-1013-00     Simm / Dimm    MEMORY 168 pin DIMM        Qestec              64 MB EDO GOLD
                               module, gold,
                               3.3V,EDO, 64MB
110-1014-00     Simm / Dimm    MEMORY 168 pin DIMM        Qestec              128 MB EDO
                               module, gold, 3.3V,                            GOLD
                               EDO, 128MB
110-1015-00     Simm / Dimm    MEMORY 168 pin DIMM        Qestec              256 MB EDO
                               module, gold, 3.3V,                            GOLD
                               EDO, 256MB
110-1016-00     Simm / Dimm    MEMORY 168pin DIMM         Dense-Pac           256MB SDRM
                               module, gold, sdram
                               PC100 256MB
110-1016-00     Simm / Dimm    MEMORY 168pin DIMM         Kentron             256MB SDRM
                               module, gold, sdram
                               PC100 256MB
110-1017-00     Simm / Dimm    MEMORY, 16mb dimm          DPT                 SM4000/16            Tech Data        220066
                               ecc FOR dpt Raid
                               Cache
110-1018-00     Simm / Dimm    MEMORY 168 pin DIMM        Qestec              128 MB SYNC
                               module, gold, 3.3V,                            GOLD
                               SYNC, 128MB
110-1019-00                    168 PIN 128MB PC 100
                               SDRAM DIMM
110-1020-00                    168 PIN 64MB PC 100
                               SDRAM DIMM
120-1001-00     capacitor      CAP 4.7UFD @ 25VDC         Panasonic           ECS-F1EE475K         DigiKey          P2047-ND
                               TANTALUM CAP
120-1002-00     capacitor      CAP .01UF 50V STACK        Panasonic           ECQ-V1H103JL         DigiKey          P4513-ND
                               METAL FILM
120-1003-00     capacitor      CAP .1UF 50V               Panasonic           ECQ-V1H104JL         DigiKey          P4525-ND
                               STACK METAL FILM
120-1004-00     capacitor      CAP  0.1 UF                Panasonic           ECQ-U2A104MV         Digikey          P4610-ND
                               ECQ-UV BOX TYPE
120-1005-00     capacitor      CAP 0.47 UF                Panasonic           ECQ-U2A474MV         Digikey          P4614-ND
                               ECQ-UV BOX TYPE
120-1006-00     capacitor      CAP 1.0 UF                 Panasonic           ECQ-U2A105MV         Digikey          P4616-ND
                               ECQ-UV BOX TYPE
120-1007-00     capacitor      CAP .0022UF UV             Panasonic           ECQ-U2A222MV         Digikey          P4621-ND
                               BOX TYPE
120-1008-00     capacitor      CAP .22MFD 50V STACK       Panasonic           ECQ-V1H224JL         DigiKey          P4667-ND
                               METAL FILM
120-1009-00     capacitor      CAP 560UF 25V HFQ          Panasonic           ECA-1EFQ561          DigiKey          P5706-ND
                               ALUM RADIAL CAP
120-1010-00     capacitor      CAP 1000UF 200V            Panasonic           ECO-S2DP102EA        Digikey          P6129-ND
                               ELECT TSUP
120-1011-00     capacitor      CAP ELECT 100UF            Panasonic           ECE-A1CKS101         DigiKey          P970-ND
                               16V KS RADIAL

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer       Total QTY        Extended Cost
Number              Cost                                            Room                            on Hand          @ 9/30/99
110-1007-00         $135.00  1
                                                                                                             1       $       135.00
110-1008-00         $40.00
                                                                                                             -       $           -
110-1009-00         $22.00   10
                                                                                                            10       $       220.00
110-1010-00         $45.00
                                                                                                             -       $           -
110-1011-00         $91.00   8
                                                                                                             8       $       728.00
110-1012-00         $22.00
                                                                                                             -       $           -
110-1013-00         $126.00  1
                                                                                                             1       $       126.00
110-1014-00         $276.00
                                                                                                             -       $           -
110-1015-00         $550.00
                                                                                                             -       $           -
110-1016-00         $550.00
                                                                                                             -       $           -
110-1016-00         $555.00
                                                                    6                                        6       $     3,330.00
110-1017-00         $809.57
                                                                                                             -       $           -
110-1018-00         $276.00
                                                                                                             -       $           -
110-1019-00         $250.00
                                                                                                             -       $           -
110-1020-00         $135.00
                                                                                                             -       $           -
120-1001-00         $0.23
                                                                                                             -       $           -
120-1002-00         $0.11
                                                                                                             -       $           -
120-1003-00         $0.15
                                                                                                             -       $           -
120-1004-00         $0.83
                                                                                                             -       $           -
120-1005-00         $2.05
                                                                                                             -       $           -
120-1006-00         $3.50
                                                                                                             -       $           -
120-1007-00         $0.61
                                                                                                             -       $           -
120-1008-00         $0.18
                                                                                                             -       $           -
120-1009-00         $0.53
                                                                                                             -       $           -
120-1010-00         $4.50
                                                                                                             -       $           -
120-1011-00         $0.25
                                                                                                             -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
120-1012-00     capacitor      CAP ELECT SM               NIC Components      NACE101M16V6.3X5.    NEWARK           91f6508
                               100UF, 16V                 INC
120-1013-00     capacitor      CAP 4.7UF 16V              Panasonic           ECS-T1CY475R         DIGIKEY          PCS3475CT-ND
                               TANT TE SERIES
120-1014-00     capacitor      CAP .18UF 16V PEN          Panasonic           ECW-U1C184JB         DIGIKEY          PCF1061CT-ND
                               FILM UF(B) SMD
120-1015-00     capacitor      CAP .01UF 50V              Panasonic           ECW-U1H103JB         DIGIKEY          PCF1046CT-ND
                               UF(B) FILM SMD
120-1016-00     capacitor      CAP .12UF 16V PEN          Panasonic           ECW-U1C124JB         DIGIKEY          PCF1059CT-ND
                               FILM UF(B) SMD
120-1017-00     capacitor      CAP 1800 UF 25V            Panasonic           ECA-1EFQ182L         DigiKey          P5714-ND
120-1018-00     capacitor      CAP 100 UF 16V             Panasonic           ECE-V1CA101          DigiKey          PCE-2043CT-ND
                               SMD VA SERIES
120-1019-00     capacitor      CAP HARRIS MOV             GERBER              V275LA20C
120-1020-00     capacitor      10UFD @ 10VDC              Panasonic           ECS-F1AE106K         DigiKey          P2026-ND
                               TANTALUM CAP
120-1021-00     capacitor      CAP .22UF 16V PEN          Panasonic           ECW-U1C224JB9        DigiKey          PCF1062TR-ND
                               FILM UF(B) SMD
120-1022-00     capacitor      CAP 47uf 16 vdc            Panasonic           ECS-FICE476          Digikey          P2042-ND
                               tantalum
120-1023-00     capacitor      CAP ELECT 100UF            Panasonic           ECE-A1CKA101         DigiKey          P833-ND
                               16V KA RADIAL
120-1024-00     capacitor      CAP .1 UF/50 V             Panasonic           ECU-V1H104KBW        DigiKey          PCC104BCT-ND
                               CERAMIC CHIP CAP
130-1001-00     resistor       RES 1.00K OHM 1/4W         Yageo               1K00                 DigiKey          1.00 KXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1002-00     resistor       RES 1.00M OHM 1/4W         Yageo               1M00                 DigiKey          1.00 MXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1003-00     resistor       RES 1.10K OHM 1/4W         Yageo               1K10                 Digikey          1.10kXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1004-00     resistor       RES 1.58K OHM 1/4W         Yageo               1K58                 Digikey          1.58kXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1005-00     resistor       RES 10M OHM 1/8W 5%        Yageo               10M CR-1/8W-B        DigiKey          10 MEBK-ND
                               CARBON FILM                                    5%
130-1006-00     resistor       RES 10.0K OHM 1/4W         Yageo               10K0                 DigiKey          10.0KXTR-ND
                               1% MF TAPE/REEL                                MF-1/4W-T 1%
130-1007-00     resistor       RES 10.0 OHM 1/4W 1%       Yageo               10E0                 DigiKey          10.0XBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1008-00     resistor       RES100K OHM 1/4W 1%        Yageo               100K                 DigiKey          100KXBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1009-00     resistor       RES 100K OHM 1/4W 1%       Yageo               100K                 DigiKey          100 KXBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1010-00     resistor       RES 12.4K OHM 1/4W         Yageo               12K4                 Digikey          12.4kXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1011-00     resistor       RES 121K OHM 1/4W 1%       Yageo               121K                 DigiKey          121 KXBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1012-00     resistor       RES 13.0K OHM 1/4W         Yageo               13K0                 DigiKey          13.0 KXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1013-00     resistor       RES 143 OHM 1/4W 1%        Yageo               143E                 Digikey          143XBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1014-00     resistor       RES 150K OHM 1/4W 1%       Yageo               150K                 DigiKey          150KXBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1015-00     resistor       RES 1.00K OHM 1/4W         Yageo               1K00                 DigiKey          1.00KXTR-ND
                               1% MF TAPE/REEL                                MF-1/4W-T 1%
130-1016-00     resistor       RES 243 OHM 1/4W 1%        Yageo               243E                 Digikey          243XBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1017-00     resistor       RES 332 OHM 1/4W 1%        Yageo               332E                 DigiKey          332 XBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1018-00     resistor       RES 100 OHM 3/8 SQ         Bourns              3386F-1-101          Digikey          3386F-101-ND
                               CERM ST SL POT

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number             Cost                                            Room                       on Hand          @ 9/30/99
120-1012-00        $0.37
                                                                                                         -       $           -
120-1013-00        $0.33
                                                                                                         -       $           -
120-1014-00        $0.68
                                                                                                         -       $           -
120-1015-00        $0.40
                                                                                                         -       $           -
120-1016-00        $0.57
                                                                                                         -       $           -
120-1017-00        $1.63
                                                                                                         -       $           -
120-1018-00        $0.49
                                                                                                         -       $           -
120-1019-00        $0.79
                                                                                                         -       $           -
120-1020-00        $0.33
                                                                                                         -       $           -
120-1021-00        $0.34
                                                                                                         -       $           -
120-1022-00        $1.15
                                                                                                         -       $           -
120-1023-00        $0.11
                                                                                                         -       $           -
120-1024-00        $0.40
                                                                                                         -       $           -
130-1001-00        $0.04
                                                                                                         -       $           -
130-1002-00        $0.04
                                                                                                         -       $           -
130-1003-00        $0.04
                                                                                                         -       $           -
130-1004-00        $0.04
                                                                                                         -       $           -
130-1005-00        $0.02
                                                                                                         -       $           -
130-1006-00        $0.02
                                                                                                         -       $           -
130-1007-00        $0.04
                                                                                                         -       $           -
130-1008-00        $0.04
                                                                                                         -       $           -
130-1009-00        $0.04
                                                                                                         -       $           -
130-1010-00        $0.04
                                                                                                         -       $           -
130-1011-00        $0.04
                                                                                                         -       $           -
130-1012-00        $0.02
                                                                                                         -       $           -
130-1013-00        $0.04
                                                                                                         -       $           -
130-1014-00        $0.02
                                                                                                         -       $           -
130-1015-00        $0.02
                                                                                                         -       $           -
130-1016-00        $0.04
                                                                                                         -       $           -
130-1017-00        $0.04
                                                                                                         -       $           -
130-1018-00        $0.89
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
130-1019-00     resistor       RES 1.0K OHM 3/8 SQ        Bourns              3386F-1-102          Digikey          3386F-102-ND
                               CERM ST SL POT
130-1020-00     resistor       RES 10K OHM 3/8 SQ         Bourns              3386F-1-103          DigiKey          3386F-103-ND
                               CERM ST SL POT
130-1021-00     resistor       RES 100K OHM 3/8 SQ        Bourns              3386F-1-104          Digikey          3386F-104-ND
                               CERM ST SL POT
130-1022-00     resistor       RES 2.0K OHM 3/8 SQ        Bourns              3386F-1-202          Digikey          3386F-202-ND
                               CERM ST SL POT
130-1023-00     resistor       RES 100K OHM 3/8 SQ        Bourns              3386P-1-104          DigiKey          3386P-104-ND
                               CERM ST SL POT
130-1024-00     resistor       RES 4.7M OHM 1/8W 5%       Yageo               4M7 CR-1/8W-B        DigiKey          4.7 MEBK-ND
                               CARBON FILM                                    5%
130-1025-00     resistor       RES 4.7K OHM 1/4W 1%       Yageo               4K7 MF-1/4W-T        DigiKey          4.7KXTR-ND
                               MF TAPE/REEL                                   1%
130-1026-00     resistor       RES 432K OHM 1/4W 1%       Yageo               432K                 DigiKey          432 KXBK-ND
                               METAL FILM                                     MF-1/4W-B 1%
130-1027-00     resistor       RES 5.23K OHM 1/4W         Yageo               5K23                 Digikey          5.23kXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1028-00     resistor       RES 51.1K OHM 1/4W         Yageo               51K1                 DigiKey          51.1KXBK-ND
                               1% METAL FILM                                  MF-1/4W-B 1%
130-1029-00     resistor       RES-NET 220 OHM            CTS                 761-3-R220           DigiKey          761-3-R220-ND
                               16DIP 8RES
130-1030-00     resistor       RES-NET 10K OHM            CTS                 770-101-R10K         DigiKey          770-101-R10K-ND
                               10PIN 9RES
130-1031-00     resistor       RES-NET 1K OHM             CTS                 770-101-R1K          DigiKey          770-101-R1K-ND
                               10PIN 9RES
130-1032-00     resistor       RES-NET 220 OHM            CTS                 770-103-R220         DigiKey          770-103-R220
                               10PIN 5RES
130-1033-00     resistor       RES LOB-3.0101%BP          IRC                 LOB-3.0101%BP        Newark    96F3616R0.01(less than)
130-1034-00     resistor       RES LOB-1.0301%BP          IRC                 LOB-1.0301%BP        Newark    96F3617R0.03(less than)
130-1035-00     resistor       RES LOB-1.0501%BP          IRC                 LOB-1.0501%BP        Newark    96F3617R0.05(less than)
130-1036-00     resistor       RES LOB-1.0701%BP          IRC                 LOB-1.0701%BP        Newark    96F3617R0.07(less than)
130-1037-00     resistor       RES LOB-3.0051%BP          IRC                 LOB-3.0051%BP        Newark           96F6782
130-1038-00     resistor       RES SMT                    SPRAGUE             WSR2 R020FRE4        Newark           01F799
                               .455X.275 .02
                               OHM 2W
130-1039-00     resistor       RES SMT                    SPRAGUE             WSR2 R0205RE4        Newark           01F797
                               .455X.276 .005
                               OHM 2W
130-1040-00     resistor       RES 10.0K OHM              Panasonic           ERJ-8ENF1002         DigiKey          P10.0KFCT-ND
                               1/8W 1% 1206 SMD
130-1041-00     resistor       RES 150K OHM               Panasonic           ERJ-8ENF1503         DigiKey          P150KFCT-ND
                               1/8W 1% 1206 SMD
130-1042-00     resistor       RES 100K OHM               Panasonic           ERJ-8ENF1003         DigiKey          P100KFCT-ND
                               1/8W 1% 1206 SMD
130-1043-00     resistor       RES 1.00K OHM              Panasonic           ERJ-8ENF1001         DigiKey          P1.00KFCT-ND
                               1/8W 1% 1206 SMD
130-1044-00     resistor       RES 332 OHM 1/8W           Panasonic           ERJ-8ENF3320         DigiKey          P332FCT-ND
                               1% 1206 SMD
130-1045-00     resistor       RES LOB-1-020                                                       NEWARK           96F3617R0.02
                               1%BP
130-1046-00     resistor       RES LOB-3-020                                                       NEWARK           96F3616R0.02
                               1%BP
130-1047-00     resistor       RES LOB-3-030                                                       Newark           96F3616R0.03
                               1%BP
130-1048-00     resistor       RES 100K OHM 3/8 SQ        Bourns              3386F-104            DIGIKEY          3386F-104-ND
                               CERAMIC SL POT
130-1049-00     resistor       RES 2.0K OHM 3/8 SQ        Bourns              3386F-202            DIGIKEY          3386F-202-ND
                               CERAMIC ST SL POT
130-1050-00     resistor       RES 499K OHM               Yageo               499K                 DIGIKEY          499KXTR-ND
                               1/4W 1% MF                                     MF-1/4W-T 1%

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number             Cost                                            Room                       on Hand          @ 9/30/99
130-1019-00        $0.89
                                                                                                         -       $           -
130-1020-00        $0.89
                                                                                                         -       $           -
130-1021-00        $0.89
                                                                                                         -       $           -
130-1022-00        $0.89
                                                                                                         -       $           -
130-1023-00        $0.89
                                                                                                         -       $           -
130-1024-00        $0.30
                                                                                                         -       $           -
130-1025-00        $0.02
                                                                                                         -       $           -
130-1026-00        $0.02
                                                                                                         -       $           -
130-1027-00        $0.04
                                                                                                         -       $           -
130-1028-00        $0.04
                                                                                                         -       $           -
130-1029-00        $0.35
                                                                                                         -       $           -
130-1030-00        $0.15
                                                                                                         -       $           -
130-1031-00        $0.15
                                                                                                         -       $           -
130-1032-00        $0.26
                                                                                                         -       $           -
130-1033-00        $1.19
                                                                                                         -       $           -
130-1034-00        $1.19
                                                                                                         -       $           -
130-1035-00        $1.19
                                                                                                         -       $           -
130-1036-00        $1.19
                                                                                                         -       $           -
130-1037-00        $0.74
                                                                                                         -       $           -
130-1038-00        $1.37
                                                                                                         -       $           -
130-1039-00        $1.37
                                                                                                         -       $           -
130-1040-00        $0.39
                                                                                                         -       $           -
130-1041-00        $0.39
                                                                                                         -       $           -
130-1042-00        $0.39
                                                                                                         -       $           -
130-1043-00        $0.39
                                                                                                         -       $           -
130-1044-00        $0.39
                                                                                                         -       $           -
130-1045-00        $1.21
                                                                                                         -       $           -
130-1046-00        $1.18
                                                                                                         -       $           -
130-1047-00        $1.18
                                                                                                         -       $           -
130-1048-00        $1.00
                                                                                                         -       $           -
130-1049-00        $1.00
                                                                                                         -       $           -
130-1050-00        $0.02
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor     Dist. Part
Number          Type                                                          Part Number                          Number
130-1051-00     resistor       RES 4.75k OHM              Yageo               4K75                 DigiKey         4.75KXTR-ND
                               1/4W 1% MF                                     MF-1/4W-T 1%
130-1052-00     resistor       RES 1.58K OHM              Yageo               1K58                 DigiKey         1.58KXBK-ND
                               1/4W 1% MF                                     MF-1/4W-B 1%
130-1053-00     resistor       RES 121 OHM 1/4W           Yageo               121E                 Digikey         121XBK-ND
                               1%                                             MF-1/4W-B 1%
130-1054-00     resistor       RES SMT                    SPRAGUE             WSR2 R010FRE4        Newark
                               .455X.275 .01
                               OHM 2W
130-1055-00     resistor       SMT 1.0M OHM
                               1/8W 1206 SMD
140-1001-00     DIODE          DIODE 100V 500MW           Diodes Inc.         1N4148               DigiKey         1N4148CT-ND
                               FAST SWITCHING
140-1002-00     DIODE          DIODE 15V 5%               Diodes Inc.         1N5245B              Digikey         1N5245BCT-ND
                               500MW ZENER
140-1003-00     DIODE          DIODE LED BAR GRAPH        Lite-On Inc         LTA-1000G            DigiKey         LT1067-ND
                               10 SEGMENT GREEN
140-1004-00     DIODE          DIODE LED GREEN            Lite-On Inc         LTL-93BGA1           DigiKey         LT1073-ND
                               DIFFUSED SUB-MINI
140-1005-00     DIODE          DIODE LED GREEN DIFF       Lite-On Inc         LTL-709L             Digikey         LT1086-ND
                               1.8 MM DOT POINT
140-1006-00     DIODE          DIODE LED 3MM PC           Lumex Opto          SSF-LXH103GD         DigiKey         LU20115-ND
                               MNT GRN
140-1007-00     DIODE          DIODE LED 3MM PC           Lumex Opto          SSF-LXH103YD         DigiKey         LU20117-ND
                               MNT YEL
140-1008-00     DIODE          DIODE LED BICOLOR          Lumex Opto          SSL-LX3059IGW        DigiKey         LU204615-ND
                               RED/GRN WHT DIFF T-1
140-1009-00     DIODE          DIODE LED 1 DIGIT          Panasonic           LN516GK              DigiKey         P352-ND
                               GREEN COMMON CATHODE
140-1010-00     DIODE          DIODE RECTIFIER 1          Diodes Inc.         1N4001               DigiKey         1N4001CT-ND
                               AMP 50 PIV SILICON
140-1011-00     DIODE          DIODE RECTIFIER 1AMP       Diodes Inc.         1N4004               Digikey         1N4004CT-ND
                               400 PIV SILICON
140-1012-00     DIODE          DIODE RECTIFIER 1.0A       Diodes Inc.         1N5817               Digikey         1N5817CT-ND
                               20V SCHOTTKY BARRIER
140-1013-00     DIODE          DIODE RECTIFIER 3.0A       Diodes Inc.         1N5822               Digikey         1N5822CT-ND
                               40V SCHOTTKY BARRIER
140-1014-00     DIODE          DIODE RECTIFIER            International       80SQ045              Digikey         80SQ045-ND
                               SCHOTTKY 45V 8A            Rectifier
                               DO-204AR
140-1015-00     DIODE          DIODE SURG ARRESTER        Wickmann            13931-N230           Digikey         WK6005CT-ND
                               230V GASTUBE 2LEAD         USA                 CG2-230L
                                                          CP Clare
140-1016-00     DIODE          DIODE LED GREEN            LITE-ON INC         LTL-94PGK            DigiKey         LT1120CT-ND
                               CLEAR LENS SMD
140-1017-00     DIODE          DIODE Elect circuit        BELL                LTC1153CN8           DigiKey         LTC1153CN8-ND
                               breaker 8 PIN DIP
140-1018-00     DIODE          DIODE 12V 410MW            Diodes Inc.         BZT52-C12DI          Digikey         BZT52-C12DICT-ND
                               ZENER SMD
140-1019-00     DIODE          Diode Small Sig            MICROSEMI           DL4148               DigiKey         DL4148MSCT-ND
                               SMT, 1N4148
140-1020-00     DIODE          DIODE RECTIFIER 1A         MICROSEMI           DL4001               DigiKey         DL4001MSCT-ND
                               50V SMT MELF
140-1021-00     DIODE          DIODE ZENER 10V                                                     Digikey         1N5240BMCT-ND
                               5% 0.5W
140-1022-00     DIODE          DIODE 15V 80A                                                       ARROW           85CNQ15
                               RECTIFIER
140-1023-00     DIODE          DIODE                                                                               65F1459
140-1024-00     DIODE          DIODE Converter            Vicor               M002838
                               30a 30v
                               Rectifier
140-1025-00     DIODE          DIODE LED T1               Lite-On Inc         LTL-4236N            DigiKey         LT1144-ND
                               Green Clear
140-1026-00     DIODE          DIODE LED 3mm red          Lite-On Inc         LTL-4222N            DigiKey         LT1140-ND
                               high eff transparent
140-1027-00     DIODE          DIODE Elect                BELL                LTC1153CS8           DigiKey         LTC1153CS8-ND
                               circuit breaker
                               8 SO
140-1028-00     DIODE          DIODE SCHOT RECT 1A        MICROSEMI           SMB5817              DigiKey         SMB5817MSCT-ND
                               20V SMT SMBJ(SK12)

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number             Cost                                            Room                       on Hand          @ 9/30/99
130-1051-00        $0.02
                                                                                                         -       $           -
130-1052-00        $0.11
                                                                                                         -       $           -
130-1053-00        $0.11
                                                                                                         -       $           -
130-1054-00
                                                                                                         -       $           -
130-1055-00        $0.04
                                                                                                         -       $           -
140-1001-00        $0.04
                                                                                                         -       $           -
140-1002-00        $1.10
                                                                                                         -       $           -
140-1003-00        $1.83
                                                                                                         -       $           -
140-1004-00        $0.18
                                                                                                         -       $           -
140-1005-00        $0.18
                                                                                                         -       $           -
140-1006-00        $0.23
                                                                                                         -       $           -
140-1007-00        $0.23
                                                                                                         -       $           -
140-1008-00        $0.63
                                                                                                         -       $           -
140-1009-00        $2.03
                                                                                                         -       $           -
140-1010-00        $0.48
                                                                                                         -       $           -
140-1011-00        $0.06
                                                                                                         -       $           -
140-1012-00        $0.47
                                                                                                         -       $           -
140-1013-00        $0.91
                                                                                                         -       $           -
140-1014-00        $1.44
                                                                                                         -       $           -
140-1015-00        $2.83
                                                                                                         -       $           -
140-1016-00        $0.24
                                                                                                         -       $           -
140-1017-00        $3.25
                                                                                                         -       $           -
140-1018-00        $0.23
                                                                                                         -       $           -
140-1019-00        $0.11
                                                                                                         -       $           -
140-1020-00        $0.20
                                                                                                         -       $           -
140-1021-00        $0.11
                                                                                                         -       $           -
140-1022-00        $7.50
                                                                                                         -       $           -
140-1023-00
                                                                                                         -       $           -
140-1024-00        $3.20
                                                                                                         -       $           -
140-1025-00        $0.23
                                                                                                         -       $           -
140-1026-00        $0.23
                                                                                                         -       $           -
140-1027-00        $2.25
                                                                                                         -       $           -
140-1028-00        $0.36
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
140-1029-00     DIODE          DIODE Dual Schottky                                                 DigiKey          BAT54CCT-ND
                               Diode, common cathode
140-1030-00     DIODE          DIODE Dual Schottky                                                 DigiKey          BAT54SCT-ND
                               Diode, series conn
140-1031-00     DIODE          DIODE LED
                               YELLOW/YELLOW PC
                               MOUNT
140-1032-00     DIODE          DIODE LED GREEN
                               CLEAR LENS SMT
140-1033-00     DIODE          DIODE LED YELLOW
                               CLEAR LENS SMT
140-1034-00     DUAL           LED RED CLEAR
                               LENS SMT
141-1001-00     TRANSISTOR     TRANSISTOR FET 60V         Zetec Inc.          2N7000P              DigiKey          2N7000P-ND
                               0.2A N-CHAN DMOS
                               TO-92
141-1002-00     TRANSISTOR     TRANSISTOR FET             Temic Siliconix                          Bell Ind         SI4435DY
                               S14435DY
141-1003-00     TRANSISTOR     TRANSISTOR FET             Temic Siliconix                          Bell Ind         SI4410DY
                               SI4410DY
141-1004-00     TRANSISTOR     TRANSISTOR                 QT Opto             CNY17-4.300          Digikey          CNY17-4ZQT-ND
                               OPTOISOLATOR
141-1005-00     TRANSISTOR     TRANSISTOR NPN SS GP       Fairchild           PN2222               DigiKey          PN2222-ND
                               (TO-92 CASE)S
141-1006-00     TRANSISTOR     TRANSISTOR FET N           Harris              HUF75345S3S          GERBER
                               CHANNEL ENHANCEMENT
                               MODE TMOS
141-1007-00     TRANSISTOR     TRANSISTOR FET MOS         BELL                SI9939DY
                               DUAL CHANNEL
141-1008-00     TRANSISTOR     TRANSISTOR FET             BELL                SI442DDY
                               SI442DDY
141-1009-00     TRANSISTOR     DUPLICATE OF               BELL                SI9939DY
                               141-1009-00 DO NOT
                               USE
142-1001-00     REGULATOR      REGULATOR VOLTAGE  3       National Semi       LM317LZ              Digikey          LM317LZ-ND
                               TERM POS ADJ  100M
                               TO92
142-1002-00     REGULATOR      REGULATOR VOLTAGE  3       National Semi       LM337T               Digikey          LM337T-ND
                               TERM ADJ. NEG 1.5AMP
142-1003-00     REGULATOR      Regulator                  Maxim               MAX775CPA            Arrow            MAX775CPA
                               Switching
142-1004-00     REGULATOR      REGULATOR Switching        Maxim               MAX775SEA            Arrow            MAX775SEA
                               power supply
                               controller
142-1005-00     REGULATOR      REGULATOR IC,              Maxim               MAX8215CPD           Arrow            MAX8215CPD
                               Interface Comparator
142-1006-00     REGULATOR      REGULATOR                  BELL                MAX472CPA
                               CURRENT AMP
142-1007-00     REGULATOR      REGULATOR VRM FOR          RAYTHEON            1P518679
                               AMD K6-200
142-1008-00     REGULATOR      REGULATOR                  BELL                MAX774CPA            DigiKey          MAX774CPA
                               SWITCHING
150-1001-00     OSCILLATOR     OSC 16.0000MHZ             CTS                 MX045-16.0000        DigiKey          CTX116-ND
                               CMOS/TTL FULLSIZE
151-1001-00     RELAY          RELAY SPST 5V DIP          Hamlin Inc.         HE721A0510           DigiKey          HE101-ND
                               REED W/DIODE
155-1001-00
160-1001-00     FUSE           FUSE POLYSWITCH RUE        Raychem Corp        RUE300               DigiKey          RUE300-ND
                               SERIES 3.0 AMPS
160-1002-00     FUSE           FUSE HOLDER TR-5           Wickmann USA        19560                Digikey          WK0001-ND
                               MACH CONTACTS
160-1003-00     FUSE           FUSE 6.30A FAST            Wickmann            19193-066            Digikey          WK1066-ND
                               ACTING 5 X 20MM            USA                 19649
                                                          FUSE UNLIMITED
160-1004-00     FUSE           FUSE POLYSWITCH RUE        Raychem Corp        RUE400               DigiKey          RUE400-ND
                               SERIES 4.0 AMPS
160-1005-00     FUSE           Fuse Block 5 x             Wickmann USA        19649                DigiKey          WK0011-ND
                               20 mm PC Mount
160-1006-00     FUSE           FUSE Poly Fuse PTC         Littlefuse Inc.     1812L110PR           DigiKey          F2152TR-ND
                               1.1A 6VDC RESETTABLE
                               1812L
170-1001-00     INDUCTOR       INDUCTOR Filter            Corcom                                   Gerber           6ED4
                               line IEC

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
140-1029-00        $0.42
                                                                                                         -       $           -
140-1030-00        $0.42
                                                                                                         -       $           -
140-1031-00        $1.51
                                                                                                         -       $           -
140-1032-00        $0.24
                                                                                                         -       $           -
140-1033-00        $0.04
                                                                                                         -       $           -
140-1034-00        $0.36
                                                                                                         -       $           -
141-1001-00        $0.30
                                                                                                         -       $           -
141-1002-00        $2.75
                                                                                                         -       $           -
141-1003-00        $1.60
                                                                                                         -       $           -
141-1004-00        $0.52
                                                                                                         -       $           -
141-1005-00        $0.08
                                                                                                         -       $           -
141-1006-00        $2.02
                                                                                                         -       $           -
141-1007-00        $1.79
                                                                                                         -       $           -
141-1008-00        $1.27
                                                                                                         -       $           -
141-1009-00
                                                                                                         -       $           -
142-1001-00        $0.68
                                                                                                         -       $           -
142-1002-00        $1.55
                                                                                                         -       $           -
142-1003-00        $2.45
                                                                                                         -       $           -
142-1004-00        $4.41
                                                                                                         -       $           -
142-1005-00        $2.20
                                                                                                         -       $           -
142-1006-00        $2.25
                                                                                                         -       $           -
142-1007-00        $17.24
                                                                                                         -       $           -
142-1008-00        $2.40
                                                                                                         -       $           -
150-1001-00        $2.31
                                                                                                         -       $           -
151-1001-00        $1.66
                                                                                                         -       $           -
155-1001-00
                                                                                                         -       $           -
160-1001-00        $0.99
                                                                                                         -       $           -
160-1002-00        $0.51
                                                                                                         -       $           -
160-1003-00        $0.25
                                                                                                         -       $           -
160-1004-00        $0.83
                                                                                                         -       $           -
160-1005-00        $0.21
                                                                                                         -       $           -
160-1006-00        $0.41
                                                                                                         -       $           -
170-1001-00        $6.97
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
170-1002-00     INDUCTOR       INDUCTOR 2MH COMMON        Magnatek            CMT908-V1            Digikey          10543-ND
                               MODE VERT
170-1003-00     INDUCTOR       INDUCTOR TOROID 50UH       J W Miller Inc.     5711                 Digikey          M5711-ND
                               HIGH CURRENT
170-1004-00     INDUCTOR       INDUCTOR                   Transmag            TM801
170-1005-00     INDUCTOR       INDUCTOR LINE              CORCOM              6ED4C
                               FILTER
171-1001-00     SPEAKER        Sonalert II                Mallory             MSR320               Newark           93F4908
171-1002-00
172-1001-00     SWITCH         SWITCH SPST DIP            CTS                 208-4                DigiKey          CT2084-ND
                               TIN
172-1002-00     SWITCH         SWITCH SPST PC MT          E-Switch            320E1-1-5            DigiKey          EG1305-ND
                               MOM SQUARE RED
172-1003-00     SWITCH         SWITCH PC MT SPST          E-Switch            320.01E1-1-8         DigiKey          EG1328-ND
                               MOM FLT SQ WHT
172-1004-00     SWITCH         SWITCH SLIDE  SPDT         E-Switch            EG1213               DigiKey          EG1906-ND
                               RT ANGLE 30V
172-1005-00     SWITCH         SWITCH POWER P1000 /       E-Switch            RA1066AFX            DigiKey          EG1504-ND
                               2000 SWITCH ROCKER
                               SPST 10A BLK
172-1006-00     SWITCH         SWITCH RESET P1000 /       E-Switch            PS1057A-RED          DigiKey          EG2045-ND
                               2000 PUSHBUTTON
                               SWITCH SPST MOM RED
172-1007-00     SWITCH         SWITCH P2000 /
                               5000
172-1008-00     SWITCH         SWITCH 8                                       435802-9
                               POSITION DIP
172-1009-00     SWITCH         SWITCH PC MOUNT SPST       E-Switch            320E1-1-8            DigiKey          EG1308-ND
                               MOM SQ WHT
172-1010-00     SWITCH         SWITCH 4 position ST                                                Jameco           139002
                               DIP TIN, low profile
172-1011-00     SWITCH         MOM KEY, GULL
                               WING SLD SMD
172-1014-00     SWITCH         ASSEMBLY, P7000
                               AC PWR
180-1001-00     Connector /    CONNECTOR HEADER           3M                  2510-6002UB          Digikey          MHB10K-ND
                contact        SHROUDED 10 POS
                               STRAIGHT
180-1002-00     Connector /    CONNECTOR HEADER           3M                  2516-6002UB          DigiKey          MHB16K-ND
                contact        SHROUDED 16 POS
                               STRAIGHT
180-1003-00     Connector /    CONNECTOR HEADER           3M                  2540-6002UB          DigiKey          MHB40K-ND
                contact        SHROUDED 40 POS
                               STRAIGHT
180-1004-00     Connector /    CONNECTOR HEADER           3M                  2550-6002UB          DigiKey          MHB50K-ND
                contact        SHROUDED 50 POS
                               STRAIGHT
180-1005-00     Connector /    CONNECTOR 40 pin           AMP                 1-746610-9           Glynn            FTR-40-T
                contact        male transition
180-1006-00     Connector /    CONNECTOR HEADER 3         Molex               22-23-2031           DigiKey          WM4201-ND
                contact        CIR.100 STR FRICT
                               LOCK
180-1007-00     Connector /    CONNECTOR HEADER           AMP                 350211-1             DigiKey          A1212-ND
                contact        4-PIN PCB ASSEMBLY
                               TIN
180-1008-00     Connector /    CONNECTOR 8 PIN DIP        AMP                 2-640463-3           DigiKey          A9308-ND
                contact        SOCKET TIN
180-1009-00     Connector /    CONNECTOR ISA              AMP                 645169-2             NEWARK           90F3847
                contact        MBF TH                     KYCON               KSR-98-BR
180-1010-00     Connector /    CONNECTOR 2 CIRCUIT        MOLEX               22-05-2021           DIGIKEY          WM4100-ND
                contact        HEADER, .100 RT ANGLE
180-1011-00     Connector /    CONNECTOR SHROUDED         3M                  2550-5002UB          DIGIKEY          MHD50K-ND
                contact        HEADER 50 POS RT
                               ANGLE
180-1012-00     Connector /    CONNECTOR EISA                                                      GLYNN            HDCE-188G
                contact
180-1013-00     Connector /    CONNECTOR PCI              KYCONCHE            KHDS-120-G
                contact                                   Amp                 646255-1
180-1014-00     Connector /    CONNECTOR 34               AMP                 746610-8             GLYNN            FTR-34-T
                contact        POSITION TRANSITION
                               IDC
180-1015-00     Connector /    CONNECTOR HEADER           PI MFG              13601-026
                contact        26 pin 2x13
180-1016-00     Connector /    CONNECTOR 2POS HEADR       AMP                 350422-1             Digikey          A14367-ND
                contact        VERT MNT TIN COM
180-1017-00     Connector /    CONNECTOR 50 pin           Amp                 1-746610-0           Glynn            FTR-50-G
                contact        male transition

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
170-1002-00        $2.64
                                                                                                         -       $           -
170-1003-00        $7.01
                                                                                                         -       $           -
170-1004-00        $3.75
                                                                                                         -       $           -
170-1005-00
                                                                                                         -       $           -
171-1001-00        $3.84
                                                                                                         -       $           -
171-1002-00
                                                                                                         -       $           -
172-1001-00        $0.86
                                                                                                         -       $           -
172-1002-00        $1.60
                                                                                                         -       $           -
172-1003-00        $1.60
                                                                                                         -       $           -
172-1004-00        $0.42
                                                                                                         -       $           -
172-1005-00        $1.78
                                                                                                         -       $           -
172-1006-00        $1.69
                                                                                                         -       $           -
172-1007-00
                                                                                                         -       $           -
172-1008-00
                                                                                                         -       $           -
172-1009-00        $2.23
                                                                                                         -       $           -
172-1010-00        $0.65
                                                                                                         -       $           -
172-1011-00        $1.01
                                                                                                         -       $           -
172-1014-00        $6.40
                                                                                                         -       $           -
180-1001-00        $1.01
                                                                                                         -       $           -
180-1002-00        $1.17
                                                                                                         -       $           -
180-1003-00        $2.20
                                                                                                         -       $           -
180-1004-00        $2.72
                                                                                                         -       $           -
180-1005-00        $1.70
                                                                                                         -       $           -
180-1006-00        $0.25
                                                                                                         -       $           -
180-1007-00        $0.62
                                                                                                         -       $           -
180-1008-00        $0.03
                                                                                                         -       $           -
180-1009-00        $1.46    85
                                                                                                        85       $       124.10
180-1010-00        $0.13
                                                                                                         -       $           -
180-1011-00        $2.27
                                                                                                         -       $           -
180-1012-00
                                                                                                         -       $           -
180-1013-00        $1.10
                                                                                                         -       $           -
180-1014-00        $1.60
                                                                                                         -       $           -
180-1015-00        $0.16
                                                                                                         -       $           -
180-1016-00        $0.44
                                                                                                         -       $           -
180-1017-00        $1.97
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
180-1018-00     Connector /    CONNECTOR HEADER ST        Sullins             PZC36DAAN            DigiKey          S2011-36-ND
                contact        DUAL ROW M GOLD 72         Electronics Corp
                               PIN
180-1019-00     Connector /    CONNECTOR 15               AMP                 350588-1             Glynn
                contact        position Mate-N-Lok
                               male board mount
180-1020-00     Connector /    Connector 15 pin           AMP                 350992-4             Glynn
                contact        Female
180-1021-00     Connector /    CONNECTOR 16               Amp                 746610-3             Glynn            FTR-16-G
                contact        Position Transition
180-1022-00     Connector /    Connector 12 Pin           AMP                 530844-1             Newark           89F4284
                contact
180-1023-00     Connector /    CONNECTOR HEADER           AMP                 350825-1             Digikey          A14328-ND
                contact        CONN 3POS SOCKET IN
                               UNI
180-1024-00     Connector /    CONN AMPMODU 100PO         AMP                 1-104693-0           NEWARK           66F9150
                contact        SMD.5X.25X.39                                                       Digikey          A3118-ND
180-1025-00     Connector /    CONN AMPMODU 100POS        AMP                 1-104652-0           DigiKey          A3106-ND
                contact        SMD .50 X.50
180-1026-00     Connector /    CONNECTOR 50               BELL INDUSTRIES     SBQ50PD100TG
                contact        POSITION BOARD MOUNT
180-1027-00     Connector /    CONNECTOR 2 BY X
                contact        HEADER
180-1028-00     Connector /    CONNECTOR 1 BY             3M                  929834-01-36-R
                contact        36 .235
180-1029-00     Connector /    CONNECTOR PLCC             AMP                 822273-1
                contact        SOCKET 32 PIN
180-1030-00     Connector /    CONNECTOR 12 PIN           Molex               26-48-1126           DigiKey          WM4710-ND
                contact        HEADER .156
180-1031-00     Connector /    IC 14 PIN DIP SOCKET       AMP                 2-641599-5           DigiKey          A95143-ND
                contact        IC 14 POS PHOS BRZ
                               TIN
180-1032-00     Connector /    IC 16 PIN  DIP             AMP                 2-640358-3           DigiKey          A9316-ND
                contact        SOCKET
180-1033-00     Connector /    Connector H15              ERNI Connector      H15M                 Heilind          414.575
                contact        Male                                                                Electronics
180-1034-00     Connector /    Connector H15              ERNI Connector      H15F                 Heilind          594.750
                contact        Female                                                              Electronics
180-1035-00     Connector /    CONNECTOR 30 pin           Positronics         PLC30F300A1
                contact        straight female
180-1036-00     Connector /    Connector 30 pin           Positronics         PLC30M4B0A1
                contact        right angle Male
180-1037-00     Connector /    Connector 44 Pin           AMP                 1-111626-0-00        Digikey          ASA44K
                contact        Female
180-1038-00     Connector /    Connector 50 Pin           Amp                 1-746285-0           Digikey          AKC50G-ND
                contact        Female  Rcpt GOLD
                               S/C W/POL KEY
180-1039-00     Connector /    Connector 40 Pin           Amp                 1-746285-9           Glynn
                contact        Female Rcpt
180-1040-00     Connector /    CONNECTOR 14 PIN           AMP                 746285-2             DigiKey          AKC14G-ND
                contact        GOLD S/C W/POL KEY
180-1041-00     Connector /    CONNECTOR 16POS            AMP                 111633-3             DigiKey          AKC16A-ND
                contact        RECEPT GOLD W/POL UNI
180-1042-00     Connector /    CONNECTOR 34POS            AMP                 111633-8             DigiKey          AKC34A-ND
                contact        RECEPT GOLD W/POL UNI
180-1043-00     Connector /    CONNECTOR 40 PIN           AMP                 746285-9             DigiKey          AKC40G-ND
                contact        GOLD S/C W/POL KEY
180-1044-00     Connector /    CONNECTOR 20
                contact        POSITION IDC
180-1045-00     Connector /    CONNECTOR 26
                contact        POSITION IDC
180-1046-00     Connector /    Connector 50 Pin           CIRCUIT ASSEMBLY    CA-50IDEC-2F         Glynn            CA-501DEC-2F
                contact        Female Card Edge
180-1047-00     Connector /    CONNECTOR 15                                   DB15-F               Krista           24-420
                contact        position female IDC
180-1048-00     Connector /    CONNECTOR 10 PIN           AMP                 746285-1             DigiKey          AKC10G-ND
                contact        GOLD S/C W/P-K
180-1049-00     Connector /    CONNECTOR RECEPT 44        AMP                 1-111626-0           DigiKey          ASA44K-ND
                contact        POS 2.0MM IDC
180-1050-00     Connector /    CONNECTOR 26
                contact        POSITION IDC
180-1051-00     Connector /    CONNECTOR 50 POSTION       CHAMP
                contact        FEMALE IDC
180-1052-00     Connector /    CONNECTOR 68               PI MFG              1200-068P-SCSI-3
                contact        POSITION MALE IDC
                               SCSI3

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number             Cost                                            Room                       on Hand          @ 9/30/99
180-1018-00        $1.74
                                                                                                         -       $           -
180-1019-00        $1.12    54
                                                                                                        54       $        60.48
180-1020-00        $1.60    93
                                                                                                        93       $        148.80
180-1021-00        $1.08
                                                                                                         -       $           -
180-1022-00        $2.20
                                                                                                         -       $           -
180-1023-00        $0.55
                                                                                                         -       $           -
180-1024-00        $6.52    104
                                                                                                        104      $       678.08
180-1025-00        $8.64
                                                                                                         -       $           -
180-1026-00        $2.17
                                                                                                         -       $           -
180-1027-00
                                                                                                         -       $           -
180-1028-00
                                                                                                         -       $           -
180-1029-00        $0.93
                                                                                                         -       $           -
180-1030-00        $1.28
                                                                                                         -       $           -
180-1031-00        $0.07
                                                                                                         -       $           -
180-1032-00        $0.08
                                                                                                         -       $           -
180-1033-00        $6.05    3
                                                                                                         3       $         18.15
180-1034-00        $5.95    3
                                                                                                         3       $         17.85
180-1035-00        $8.63    308
                                                                                                        308      $      2,658.04
180-1036-00        $8.63    107
                                                                                                        107      $        923.41
180-1037-00        $2.26
                                                                                                         -       $           -
180-1038-00        $2.66
                                                                                                         -       $           -
180-1039-00        $1.64
                                                                                                         -       $           -
180-1040-00        $0.94
                                                                                                         -       $           -
180-1041-00        $0.86
                                                                                                         -       $           -
180-1042-00        $1.21
                                                                                                         -       $           -
180-1043-00        $2.20
                                                                                                         -       $           -
180-1044-00
                                                                                                         -       $           -
180-1045-00
                                                                                                         -       $           -
180-1046-00        $5.90
                                                                                                         -       $           -
180-1047-00        $0.75
                                                                                                         -       $           -
180-1048-00        $1.12
                                                                                                         -       $           -
180-1049-00        $3.52
                                                                                                         -       $           -
180-1050-00
                                                                                                         -       $           -
180-1051-00
                                                                                                         -       $           -
180-1052-00        $7.00
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
180-1053-00     Connector /    CONNECTOR 68               PI MFG              1200-068S-SCSI-3
                contact        POSITION FEMALE IDC
                               SCSI3
180-1054-00     Connector /    CONNECTOR 9                                    DB9-M                Krista           24-395
                contact        position male IDC
180-1055-00     Connector /    Connector 10               AMP                 102387-1             Glynn
                contact        Position Modu
180-1056-00     Connector /    CONNECTOR 3 CIRCUIT        Molex               22-01-3037           DigiKey          WM2001
                contact        TERMINAL HOUSING,.100
180-1057-00     Connector /    CONNECTOR 2 PIN            MOLEX               22-01-2027           DigiKey          WM2027
                contact        MOLEX
180-1058-00     Connector /    CONNECTOR 2 PIN            PHILMORE            70-4852
                contact        LOCKING SOCKET
180-1059-00     Connector /    CONNECTOR MOLEX            MOLEX               22-01-2087           DigiKey          WM2087
                contact        8 PIN
180-1060-00     Connector /    CONNECTOR 6                AMP                 1-87499-2
                contact        POSITION MODU
180-1061-00     Connector /    CONNECTOR 2                AMP                 1-87499-4
                contact        POSITION MODU
180-1062-00     Connector /    CONNECTOR 16               AMP                 1-87456-2            DIGIKEY          A3037-ND
                contact        POSITION MODU
180-1063-00     Connector /    CONNECTOR 26               AMP                 2-87456-2            DigiKey          A3041-ND
                contact        POSITION MODU
180-1064-00     Connector /    CONNECTOR 12               AMP                 2-87499-1            DigiKey          A3021-ND
                contact        POSITION HOUSING
180-1065-00     Connector /    CONNECTOR 15               AMP                 2-87499-1            DigiKey          A3024-ND
                contact        POSITION CONTACT
                               HOUSING
180-1066-00     Connector /    CONNECTOR SOCKET,          AMP                 1-480318-0           DigiKey          A1411-ND
                contact        FREE HANGING, 2
                               CIRCUITS
180-1067-00     Connector /    Connector 15 pos           Amp                 350736-1             DigiKey          A14296-ND
                contact        Mate-N-Lok Male
180-1068-00     Connector /    CONN 3POS PLUG 94V-0       Amp                 350766-1             DigiKey          A14280-ND
                contact        UNI-MATE
180-1069-00     Connector /    CONNECTOR  PIN MOLEX       Waldom              1938-4               DigiKey          1938-4-ND
                contact        IC SOCKET NO 1938-4        Electronics
180-1070-00     Connector /    CONNECTOR 16 PIN           AMP                 746285-3             DigiKey          AKC16G-ND
                contact        GOLD S/C W/POL KEY
180-1071-00     Connector /    CONNECTOR 34 PIN           Amp                 746285-8             DigiKey          AKC34G-ND
                contact        GOLD S/C W/POL KEY
180-1072-00     Connector /    CONNECTOR 34 pos           Amp                 746610-8             Glynn
                contact        male transition
180-1073-00     Connector /    Connector 4 Pos                                AMP
                contact        Female
180-1074-00     Connector /    CONNECTOR SOCKET 4         AMP                 1-480424-0           DIGIKEY          A1431-ND
                contact        POSITION FREE HANGING
180-1075-00     Connector /    CONNECTOR 3 POSITION       AMP                 350767-1             DigiKey          A14281-ND
                contact        CAP 94V-0 UNI-MATE
180-1076-00     Connector /    CONNECTOR 6 PIN            Molex               09-50-3061           DigiKey          WM2104-ND
                contact        TERMINAL HOUSING .156
180-1077-00     Connector /    CONNECTOR 3 PIN            Molex               09-50-3031           DigiKey          WM2101-ND
                contact        TERMINAL HOUSING .156
180-1078-00     Connector /    CONNECTOR 15 PIN           NOR CRIMP           T157-00              DigiKey          715M-ND
                contact        MALE CRIMP
180-1079-00     Connector /    CONNECTOR 25 PIN           NOR CRIMP           T25P7                DigiKey          725M-ND
                contact        MALE
180-1080-00     Connector /    CONNECTOR HOOD                                                      KRISTA
                contact        DB9
180-1081-00     Connector /    CONNECTOR DB15                                                      KRISTA           24-776
                contact        HOOD
180-1082-00     Connector /    CONNECTOR DB25                                                      KRISTA           24-779
                contact        HOOD
180-1083-00     Connector /    CONNECTOR 9 PIN            NOR CRIMP           T09P7-00             DigiKey          709M-ND
                contact        MALE CRIMP
180-1084-00     Connector /    CONNECTOR 9 PIN FE         NOR CRIMP           T09S7-01             DigiKey          709F-ND
                contact        MALE CRIMP
180-1085-00     Connector /    CONNECTOR SHORTING         PI MFG              000 JUMPER
                contact        JUMPER 2 POSITION
180-1086-00     Connector /    CONNECTOR Pin 3 Pos        Amp                 350919-3             Glynn
                contact        Mate-N-Lok Male
180-1087-00     Connector /    CONNECTOR MOLEX            MOLEX               08-50-0144
                contact        PIN
180-1088-00     Connector /    CONNECTOR SOCKET           AMP                 60619-1              DigiKey          A1421-ND
                contact        20-14 AWG TIN
180-1089-00     Connector /    CONNECTOR PIN              AMP                                      Glynn            87756-700
                contact        Female Modu
180-1090-00     Connector /    CONNECTOR TERMINAL         MOLEX               08-052-0072          DIGIKEY          WM2302-ND
                contact        CRIMP .156
180-1091-00     Connector /    CONNECTOR PIN              AMP                 350918-3
                contact        MATE-N-LOK

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
180-1053-00        $7.00
                                                                                                         -       $           -
180-1054-00        $0.75
                                                                                                         -       $           -
180-1055-00        $0.68
                                                                                                         -       $           -
180-1056-00        $0.12
                                                                                                         -       $           -
180-1057-00        $0.72
                                                                                                         -       $           -
180-1058-00
                                                                                                         -       $           -
180-1059-00        $0.28
                                                                                                         -       $           -
180-1060-00        $0.28
                                                                                                         -       $           -
180-1061-00
                                                                                                         -       $           -
180-1062-00        $1.43
                                                                                                         -       $           -
180-1063-00        $2.01
                                                                                                         -       $           -
180-1064-00        $0.87
                                                                                                         -       $           -
180-1065-00        $1.22
                                                                                                         -       $           -
180-1066-00        $0.19
                                                                                                         -       $           -
180-1067-00        $0.75    25
                                                                                                        25       $        18.75
180-1068-00        $0.47    34
                                                                                                        34       $        15.98
180-1069-00        $0.01
                                                                                                         -       $           -
180-1070-00        $1.07
                                                                                                         -       $           -
180-1071-00        $1.93
                                                                                                         -       $           -
180-1072-00        $1.57
                                                                                                         -       $           -
180-1073-00
                                                                                                         -       $           -
180-1074-00        $0.40
                                                                                                         -       $           -
180-1075-00        $0.48    93
                                                                                                        93       $        44.64
180-1076-00        $0.47
                                                                                                         -       $           -
180-1077-00        $0.24
                                                                                                         -       $           -
180-1078-00        $0.46
                                                                                                         -       $           -
180-1079-00        $0.46
                                                                                                         -       $           -
180-1080-00        $0.18
                                                                                                         -       $           -
180-1081-00        $0.20
                                                                                                         -       $           -
180-1082-00        $0.26
                                                                                                         -       $           -
180-1083-00        $0.39
                                                                                                         -       $           -
180-1084-00        $0.39
                                                                                                         -       $           -
180-1085-00        $0.02
                                                                                                         -       $           -
180-1086-00        $0.07
                                                                                                         -       $           -
180-1087-00
                                                                                                         -       $           -
180-1088-00        $1.00
                                                                                                         -       $           -
180-1089-00        $0.09
                                                                                                         -       $           -
180-1090-00        $0.73
                                                                                                         -       $           -
180-1091-00        $0.07
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
180-1092-00     Connector /    CONNECTOR Contact          AMP                 60617-1              DigiKey          A1423-ND
                contact        24-18 AWG tin socket
180-1093-00     Connector /    CONNECTOR Panel            AMP                 1-480426-            DigiKey          A1402-ND
                contact        Mount 4 circuit
180-1094-00     Connector /    CONNECTOR Contact          AMP                 60618-1              DigiKey          A1422-ND
                contact        24-18 AWG tin pin
180-1095-00     Connector /    CONNECTOR, 2 pin           Berge               69190-402            Newark           89F4699
                contact        Header .100"
180-1096-00     Connector /    CONNECTOR, 50              JAE                 KX14-50K5D1          Kensington       KX14-50K5D1
                contact        pin smt
180-1097-00     Connector /    CONNECTOR, disk            AMP                 171826-4             Jameco           114999
                contact        drive power, 4 pin,
                               male, RA, PC mount
180-1098-00     Connector /    CONNECTOR, 44 pin          3M                  151244-8422-TB       DigiKey          3M1144-ND
                contact        header, 2MM centers
180-1099-00     Connector /    CONNECTOR, Shrouded        3M                  2540-5002UB          DigiKey          MHD40K-ND
                contact        header 40 pos RT
                               Angle
180-1100-00     Connector /    CONNECTOR, Shrouded        3M                  2534-5002UB          DigiKey          MHD34K-ND
                contact        header 34 pos RT
                               Angle
180-1101-00     Connector /    CONNECTOR, 4 circuit       Waldom              22-05-2041           DigiKey          WM4102-ND
                contact        header .100 RA             Electronics
180-1102-00     Connector /    CONNECTOR 10 pn                                                     Glynn            FTR-10-T
                contact        IDC transition
180-1103-00     Connector /    CONNECTOR 68               CIRCUIT ASSEMBLY    CA-68NFTSL-1T        Newark
                contact        POSITION MALE IDC
                               TRANSITION
180-1104-00     Connector /    CONNECTOR 4circuit         Molex               22-03-2041           DigiKey          WM4002-ND
                contact        sip straight .100
180-1105-00     Connector /    CONNECTOR 3 circuit        Molex               22-03-2031           DigiKey          WM4001-ND
                contact        sip straight .100
180-1106-00     Connector /    CONNECTOR 68               AMP                 174681-7             NEWARK           83F4530
                contact        POSITION
                               SUBMINIATURE D
180-1107-00     Connector /    CONNECTOR 25 dual          AMP                 530843-5             Newark           89F4278
                contact        position card edge
180-1108-00     Connector /    CONNECTOR 3                Molex               22-05-2031           DigiKey          WM4101-ND
                contact        circuit sip RA
                               .100
180-1109-00     Connector /    CONNECTOR,                                                          Jameco           114930
                contact        receptical, 4
                               pin RA
180-1110-00     Connector /    CONNECTOR, PIN                                                      Jameco           114921
                contact        for 114930
180-1111-00     Connector /    50 POS AMPLIMETE RA
                contact        BOARD MOUNT
180-1112-00     Connector /    26 POS AMPLIMITE RA
                contact        BOARD MOUNT
180-1113-00     Connector /    68 POS AMPLIMITE RA
                contact        BOARD MOUNT
180-1116-00     Connector /    AMPLIMITE 50 POS
                contact        PLUG RA
180-1117-00     Connector /    AMPLINITE STACKED
                contact        50/50 RECEPTICAL RA
180-1119-00     Connector /    PLUG, 60 PIN,
                contact        CLUSTER STREAM
180-1121-00     Connector /    SHROUDED 2MM HEADER,
                contact        44 PIN, CD-ROM
180-1124-00     Connector /    RECEPTACLE,
                contact        RJ45, STACKED
180-1125-00     Connector /    PLUG, 26 PIN, KBD,
                contact        MOUSE, &VGA COMBO
180-1128-00     Connector /    RECEPTACLE, 68 PIN,
                contact        SCSI, EXTERNAL
180-1148-00     Connector /    6 POSITION KYBD
                contact        MOUSE RT ANGLE
180-1149-00     Connector /    VGA 15 PIN 4-40
                contact        THREADED FEMALE
180-1150-00     Connector /    ACCESS BUS
                contact
181-1001-00     ADAPTER        ADAPTER PS2 TO
                               "AT" FEMALE
181-1002-00     ADAPTER        ADAPTER SCSI 50            KINGSTON            DX100-NTW
                               TO 68 PIN
181-1003-00     ADAPTER        ADAPTER DB15M TO                                                    KRISTA           237641
                               RJ45
181-1004-00     ADAPTER        ADAPTER RJ45 8                                                      KRISTA           60758
                               POSITION T
181-1005-00     ADAPTER        ADAPTER RJ45 6                                                      KRISTA           60756
                               POSITION T
181-1006-00     ADAPTER        ADAPTER                    Pacer               210ts-050
                               Transceiver
                               Twisted Pair
181-1007-00     ADAPTER        ADAPTER Dual               Siemon Company      YT4-E2-E2            Branch
                               port Ethernet                                                       Elec.
182-1001-00     TERMINATOR     TERMINATOR SCSI            PI MFG              000-50-A-1
                               50 PIN
182-1002-00     TERMINATOR     TERMINATOR SCSI            PI MFG              000-68-A-1
                               68 PIN
182-1003-00     TERMINATOR     TERMINATOR SCSI MALE                                                KRISTA           22162
                               TO FEMALE
182-1004-00     TERMINATOR     TERMINATOR SCSI            PI MFG              Inter-Active-S3
                               68 PIN Female
190-1001-00     Wire           CABLE Buss Bar             TransMag            TM795
                /cable/cord    #14
190-1002-00     Wire           CABLE Hard Drive                                                    Krista           23512
                /cable/cord    Y power
190-1003-00     Wire           CABLE Power 1 unit                                                  Krista           23511
                /cable/cord    of 4 wires  RBBY
190-1004-00     Wire           CORD 6'                                                             Krista           23513S
                /cable/cord    Powercord UL
190-1005-00     Wire           CABLE 44 COND 100'         AMP                 AM44G-100            DigiKey          AM44G-100-ND
                /cable/cord    GRAY RIBBON
190-1006-00     Wire           Cable 34 Cond              PI MFG              F28-34               DigiKey          AM34G-100-ND
                /cable/cord    Flat Ribbon
190-1007-00     Wire           Cable 40 Cond              PI MFG               F28-40              DigiKey          AM40G-100-ND
                /cable/cord    Flat Ribbon

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
180-1092-00
                                                                                                          -       $           -
180-1093-00         $0.38
                                                                                                          -       $           -
180-1094-00         $0.10
                                                                                                          -       $           -
180-1095-00         $0.15
                                                                                                          -       $           -
180-1096-00         $3.10
                                                                                                          -       $           -
180-1097-00         $0.45
                                                                                                          -       $           -
180-1098-00         $3.48
                                                                                                          -       $           -
180-1099-00         $1.71
                                                                                                          -       $           -
180-1100-00         $1.83
                                                                                                          -       $           -
180-1101-00         $0.26
                                                                                                          -       $           -
180-1102-00         $0.40
                                                                                                          -       $           -
180-1103-00         $4.00
                                                                                                          -       $           -
180-1104-00         $0.23
                                                                                                          -       $           -
180-1105-00         $0.18
                                                                                                          -       $           -
180-1106-00         $5.03
                                                                                                          -       $           -
180-1107-00         $2.74
                                                                                                          -       $           -
180-1108-00         $0.18
                                                                                                          -       $           -
180-1109-00         $0.15
                                                                                                          -       $           -
180-1110-00         $0.04
                                                                                                          -       $           -
180-1111-00         $0.00
                                                                                                          -       $           -
180-1112-00         $3.78
                                                                                                          -       $           -
180-1113-00         $4.18
                                                                                                          -       $           -
180-1116-00         $0.00
                                                                                                          -       $           -
180-1117-00         $0.00
                                                                                                          -       $           -
180-1119-00         $1.51
                                                                                                          -       $           -
180-1121-00         $0.93
                                                                                                          -       $           -
180-1124-00         $3.19
                                                                                                          -       $           -
180-1125-00         $2.15
                                                                                                          -       $           -
180-1128-00         $2.45
                                                                                                          -       $           -
180-1148-00         $0.78
                                                                                                          -       $           -
180-1149-00         $0.61
                                                                                                          -       $           -
180-1150-00         $2.58
                                                                                                          -       $           -
181-1001-00
                                                                                                          -       $           -
181-1002-00         $38.33
                                                                                                          -       $           -
181-1003-00         $0.69
                                                                                                          -       $           -
181-1004-00         $0.55
                                                                                                          -       $           -
181-1005-00         $0.34
                                                                                                          -       $           -
181-1006-00         $22.50
                                                                                                          -       $           -
181-1007-00         $4.23
                                                                                                          -       $           -
182-1001-00         $6.50
                                                                                                          -       $           -
182-1002-00         $9.50
                                                                                                          -       $           -
182-1003-00
                                                                                                          -       $           -
182-1004-00         $12.00
                                                                                                          -       $           -
190-1001-00
                                                                                                          -       $           -
190-1002-00         $0.40
                                                                                                          -       $           -
190-1003-00         $0.49
                                                                                                          -       $           -
190-1004-00         $0.84
                                                                                                          -       $           -
190-1005-00         $53.00
                                                                                                          -       $           -
190-1006-00
                                                                                                          -       $           -
190-1007-00
                                                                                                          -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
190-1008-00     Wire           Cable 50 Cond              PI MFG              F28-50               DigiKey          AM50G-100-ND
                /cable/cord    Flat Ribbon
190-1009-00     Wire           CABLE 34COND 100FT         3M                  3659/34(SF)          DigiKey          MC34R-100-ND
                /cable/cord    RND SHIELDED
190-1010-00     Wire           CABLE 40 CONDUCTOR         3M                  3659/40(SF)          DigiKey          MC40R-100-ND
                /cable/cord    RND SHIELDED
190-1011-00     Wire           CABLE 50 CONDUCTOR         3M                  3659/50(SF)          DigiKey          MC50R-100-ND
                /cable/cord    RND SHIELDED
190-1012-00     Wire           CABLE 10 COND 100'         Rikei Wire Corp     R000-100             DigiKey          R000-100-ND
                /cable/cord    MULTI RIBBON
190-1013-00     Wire           CABLE 9 COND 200'          Rikei Wire Corp     R019-200             DigiKey          R019-200-ND
                /cable/cord    GRAY RIBBON
190-1014-00     Wire           CABLE 10 COND 200'         Rikei Wire Corp     B2(10)-7/0.127       DigiKey          R020-200-ND
                /cable/cord    GRAY RIBBON
190-1015-00     Wire           CABLE WIRE 14 gauge        BayState            UL1015-74-41-30
                /cable/cord    stranded Black
190-1016-00     Wire           CABLE WIRE 14 gauge        BayState            UL1015-74-41-30
                /cable/cord    stranded Blue
190-1017-00     Wire           CABLE WIRE 14 gauge        BayState            UL1015-74-41-30
                /cable/cord    stranded Red
190-1018-00     Wire           CABLE WIRE 14 gauge        BayState            UL1015-74-41-30
                /cable/cord    stranded White
190-1019-00     Wire           CABLE WIRE 14 gauge        BayState            UL1015-74-41-30
                /cable/cord    stranded Yellow
190-1020-00     Wire           CABLE WIRE 20 gauge        BayState            UL1061-sr-pvc-20
                /cable/cord    stranded blk / red
                               cable  TP
190-1021-00     Wire           CABLE WIRE 18 AWG
                /cable/cord    green  Stranded
190-1022-00     Wire           CABLE WIRE 20  AWG
                /cable/cord    black stranded
190-1023-00     Wire           CABLE WIRE 20
                /cable/cord    AWG red stranded
190-1024-00     Wire           CABLE WIRE 20  AWG
                /cable/cord    yellow stranded
190-1025-00     Wire           CABLE WIRE
                /cable/cord    jumper
190-1026-00     Wire           CABLE 10 CONDUCTOR
                /cable/cord    SHIELDED FOR RS232
190-1027-00     Wire           CABLE CABLE 16 COND        Rikei Wire Corp     B2(16)-7/0.127       DIGIKEY          R022-200-ND
                /cable/cord    200' GRAY RIBBON
190-1028-00     Wire           CABLE 20 COND 200'         Rikei Wire Corp     B2(20)-7/0.127       DIGIKEY          R023-200-ND
                /cable/cord    GRAY RIBBON
190-1029-00     Wire           CABLE 68 POSITION          MANN                CA68NFC
                /cable/cord    FLAT RIBBON
190-1030-00     Wire           CABLE 25 CONDUCTOR         3M                  6000-60-00
                /cable/cord    FLAT RIBBON
190-1031-00     Wire           CABLE 50 CONDUCTOR         3M                  6000-61-00
                /cable/cord    FLAT RIBBON MULTI
                               COLOR
190-1032-00     Wire           CABLE 68 POSITION
                /cable/cord    ROUND SHIELDED RIBBON
190-1033-00     Wire           CABLE WIRE 18 AWG          Alpha wire and      3075 green /
                /cable/cord    stranded copper            cable               yellow
                               wire, green / yellow
200-1001-00     pcb raw        PCB DRIVE CARRIER          Varitek             2014243
200-1002-01     pcb raw        PCB P6000EXP               Varitek             150 pieces
200-1003-00     pcb raw        PCB MANIFOLD               Varitek             50 pieces
200-1004-00     pcb raw        PCB FRONT PANEL            Varitek             PCB6000107
200-1005-00     pcb raw        PCB FRONT PANEL            Tri-Star            PCB6000108
                               CONTROL
200-1006-00     pcb raw        PCB P6000PS                Varitek
200-1007-00     pcb raw        PCB DISK DRIVE             Varitek
                               POWER
200-1008-00     pcb raw        PCB MPC6000                Varitek
200-108-03                                                                                         pcb raw          mpc 6000 rev
200-1009-00     pcb raw        PCB ORING                  Varitek

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
190-1008-00         $55.17
                                                                                                          -       $           -
190-1009-00         $155.00
                                                                                                          -       $           -
190-1010-00         $192.00
                                                                                                          -       $           -
190-1011-00         $221.00
                                                                                                          -       $           -
190-1012-00         $20.00
                                                                                                          -       $           -
190-1013-00         $25.00
                                                                                                          -       $           -
190-1014-00         $23.00
                                                                                                          -       $           -
190-1015-00
                                                                                                          -       $           -
190-1016-00
                                                                                                          -       $           -
190-1017-00
                                                                                                          -       $           -
190-1018-00
                                                                                                          -       $           -
190-1019-00
                                                                                                          -       $           -
190-1020-00
                                                                                                          -       $           -
190-1021-00
                                                                                                          -       $           -
190-1022-00
                                                                                                          -       $           -
190-1023-00
                                                                                                          -       $           -
190-1024-00
                                                                                                          -       $           -
190-1025-00         $0.10
                                                                                                          -       $           -
190-1026-00
                                                                                                          -       $           -
190-1027-00         $36.98
                                                                                                          -       $           -
190-1028-00         $46.00
                                                                                                          -       $           -
190-1029-00
                                                                                                          -       $           -
190-1030-00
                                                                                                          -       $           -
190-1031-00
                                                                                                          -       $           -
190-1032-00
                                                                                                          -       $           -
190-1033-00
                                                                                                          -       $           -
200-1001-00         $7.90
                                                                                                          -       $           -
200-1002-01         $49.50
                                                                                                          -       $           -
200-1003-00         $12.00   227
                                                                                                         227      $     2,724.00
                                                                                                          -       $           -
200-1004-00         $9.75    52
                                                                                                         52       $       507.00
200-1005-00         $24.17
                                                                                                          -       $           -
200-1006-00         $16.25
                                                                                                          -       $           -
200-1007-00         $5.95
                                                                                          23             23       $       136.85
200-1008-00         $62.00
                                                                                                         30       $     1,860.00
200-108-03                   30
                                                                                                          -       $           -
200-1009-00         $24.75
                                                                                                          -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
200-1010-00     pcb raw        PCB DISK CARRIER           Varitek
                               2.5"
200-1011-00     pcb raw        PCB MP700                  Varitek
                               INTERFACE
200-1012-00     pcb raw        PCB BP4                    Sanmina
200-1013-00     pcb raw        PCB BP10                   Sanmina
200-1014-00     pcb raw        PCB BP10HC                 Sanmina
200-1015-00     pcb raw        PCB BP5-2HC                Sanmina
200-1016-00     pcb raw        PCB BP4HC                  Sanmina
200-1017-01     pcb raw        PCB CDRom                  Varitek
                               Adapter
200-1017-02                                                                                        pcb raw          old style
                                                                                                                    cda rev cdrom
                                                                                                                    adapter board
200-1018-00     pcb raw        PCB Bus Bridge             Varitek
                               for ISA20
200-1019-00     pcb raw        PCB Peripheral             Varitek
                               Sharing Switch Board
200-1020-00     pcb raw        PCB SCSI                   Varitek
                               Backplane 2 slot
200-1021-00     pcb raw        PCB SISCI                  Varitek
                               Backplane 4 slot
200-1022-00     pcb raw        PCB Peripheral             Varitek
                               Sharing Switch
                               Control Board
200-1023-00                                                                                        pcb raw          pcb wide drive
                                                                                                                    carrier
200-1023-03     pcb raw        PCB Wide SCSI              Varitek
                               drive carrier
200-1024-00     pcb raw        PCB 7000-MMB               Sanmina
                               mother board
200-1025-00     pcb raw        PCB 7000-1                 Sanmina
200-1026-00     pcb raw        PCB 7000-2                 Sanmina
200-1027-00     pcb raw        PCB 7000-3                 Sanmina
200-1028-00     PCB            MBB STUNT BOARD
200-1030-00     PCB            7000 CD ROM
                               ADAPTER
210-1001-00     Hardware       HARDWARE Metal             Tech Etch           125LP45-16-02
                Fixings        Gasket 125LP45-16-02
210-1002-00     Hardware       HARDWARE Metal             Tech Etch           95TM-300-02
                Fixings        Gasket 95TM-300-02
210-1003-00     Hardware       HARDWARE Lug
                Fixings        18-20 Terminal
210-1004-00     Hardware       HARDWARE NUT                                                        Mainsource       M2.5D985
                Fixings        M2.5 ss
210-1005-00     Hardware       HARDWARE Rivet 1/8"        WT Tool             Bss42
                Fixings        diameter #30 drill
                               grip 1/16"-1/8"
210-1006-00     Hardware       HARDWARE SPACER            Keystone            1903C                DigiKey          1903CK
                Fixings        .500/6-32 NYLON HEX        Electronics
                               THREAD
210-1007-00     Hardware       HARDWARE SCREW 6-32                                                 Main Source      614PPNBO
                Fixings        X 1/4 PH Pan BO
210-1008-00     Hardware       HARDWARE SCREW                                                      Mainsource       614PPNNY
                Fixings        6-32 X 1/4
210-1009-00     Hardware       HARDWARE SCREW PHIL        Building            NY PMS 632           DigiKey          H554-ND
                Fixings        NYLON 6-32 X 1/4           Fasteners           0025 PH
210-1010-00     Hardware       HARDWARE screw M2.5                                                 Mainsource       M2.5X10D84A
                Fixings        x 10mm Steel Zinc
210-1011-00     Hardware       HARDWARE screw M2.5                                                 MainSource       M2.5x12D84a
                Fixings        x 12mm steel zinc
210-1012-00     Hardware       HARDWARE screw M2.5                                                 Metric           M2.5x14mm
                Fixings        x 14mm Steel Zinc                                                   Screw &
                                                                                                   Tool
210-1013-00     Hardware       HARDWARE Standoff M3                                                Mainsource       M3X6PPNETZ
                Fixings        x 6 PH Pan ETLW
210-1014-00     Hardware       HARDWARE                                                            Mainsource       RAF2104632N
                Fixings
210-1015-00     Hardware       HARDWARE SEM 4-40 X                                                 Main Source      SM414PPNETZ
                Fixings        1/4 PH Pan ETLW
210-1016-00     Hardware       HARDWARE SEM '6-32 x                                                Mainsource       SM612PPNETZ
                Fixings        1/2 PH Pan ETLW

NEI Part          Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number            Cost                                            Room                       on Hand            @ 9/30/99
200-1010-00
                                                                                                        -       $           -
200-1011-00
                                              24                                                       24       $           -
200-1012-00
                                                                                                        -       $           -
200-1013-00
                                                                                                        -       $           -
200-1014-00
                                                                                                        -       $           -
200-1015-00
                                                                                                        -       $           -
200-1016-00
                                                                                                        -       $           -
200-1017-01       $4.75    175
                                                                                                       175     $        831.25
200-1017-02       $4.75    24
                                                                                                       24      $        114.00
200-1018-00
                                                                                                        -       $           -
200-1019-00       $35.00   4
                                                                                                        4      $        140.00
200-1020-00       $38.00   50
                                                                                                       50      $      1,900.00
200-1021-00
                                                                                                        -       $           -
200-1022-00       $10.00
                                                                                                        -       $           -
200-1023-00       $9.00    69
                                                                                                       69      $        621.00
200-1023-03       $9.00    41
                                                                                                       41       $       369.00
200-1024-00
                                                                                                        -       $           -
200-1025-00
                                                                                                        -       $           -
200-1026-00
                                                                                                        -       $           -
200-1027-00
                                                                                                        -       $           -
200-1028-00       $29.75
                                                                                                        -       $           -
200-1030-00
                                                                                                        -       $           -
210-1001-00       $1.30    200
                                                                                                       200      $       260.00
210-1002-00       $1.60
                                                                                                        -       $           -
210-1003-00
                                                                                                        -       $           -
210-1004-00       $0.09
                                                                                                        -       $           -
210-1005-00       $0.01
                                                                                                        -       $           -
210-1006-00       $0.29
                                                                                                        -       $           -
210-1007-00       $0.10
                                                                                                        -       $           -
210-1008-00
                                                                                                        -       $           -
210-1009-00       $0.93
                                                                                                        -       $           -
210-1010-00       $0.04
                                                                                                        -       $           -
210-1011-00
                                                                                                        -       $           -
210-1012-00       $0.01
                                                                                                        -       $           -
210-1013-00       $0.06
                                                                                                        -       $           -
210-1014-00
                                                                                                        -       $           -
210-1015-00       $0.03
                                                                                                        -       $           -
210-1016-00       $0.03
                                                                                                        -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
210-1017-00     Hardware       HARDWARE  SEM 6-32x                                                 MainSource       SM6138PPNETZ
                Fixings        1 3/8 PH PAN ETLW Z
210-1018-00     Hardware       HARDWARE SEM 6-32 x                                                 Mainsource       SM614PPNETZ
                Fixings        1/4 PH pan ETLWZ
210-1019-00     Hardware       HARDWARE SEM 6-32x                                                  MainSource       SM634PPNETZ
                Fixings        3/4 PH PAN ETLW Z
210-1020-00     Hardware       HARDWARE SEM 6-32 X                                                 Main Source      SM638PPNETZ
                Fixings        3/8 PH Pan ETLW
210-1021-00     Hardware       HARDWARE Standoff                                                   Mainsource       RAF21433005B
                Fixings        RAF M2143-3005-B-O
210-1022-00     Hardware       HARDWARE Standoff                                                   Mainsource       RAF4530632A
                Fixings        5/16" Brass Hex MF
                               6-32
210-1023-00     Hardware       HARDWARE Standoff                                                   Mainsource       RAF4531632B
                Fixings        6-32 for HDD
                               RAF4531-632-B-O
210-1024-00     Hardware       HARDWARE Standoff                                                   FC Phillips
                Fixings        Brass Bushing 1/4"x
                               7/16"
210-1025-00     Hardware       HARDWARE Rackmount         Cybex               RMK-22
                Fixings        Kit 19" for AV8 Port
                               Autoview
210-1026-00     Hardware       HARDWARE FASTON .187                                                TERMCO           71F-187-20-NBL
                Fixings        INSULATION
210-1027-00     Hardware       HARDWARE CABLE             TTI                 3484-1
                Fixings        CLAMP
210-1028-00     Hardware       HARDWARE LATCH                                 GU2                  DigiKey          T2040
                Fixings        KIT AUI
210-1029-00     Hardware       HARDWARE INSUL             BELL                17371212A
                Fixings        PAD
210-1030-00     Hardware       HARDWARE Machine           NY                  PMS 440 0038         DIGIKEY          H544
                Fixings        Screw 4-40 x 3/8                               PH
                               nylon
210-1031-00     Hardware       HARDWARE T1 Lens                                                    Jameco           143183
                Fixings
210-1032-00     Hardware       HARDWARE LED                                                        Jameco           143095
                Fixings        Assembly
210-1033-00     Hardware       Hardware Nylon                                                      Newark           94F4411
                Fixings        Standoff, 4-40 x
                               .75"
210-1034-00     Hardware       HARDWARE Lug                                                        Termco           BS4B-6
                Fixings        14-16 AWG
210-1035-00     Hardware       HARDWARE nylon                                                      DIGIKEY          3348K-ND
                Fixings        washer #4 x .032 x
                               .250
210-1036-00     Hardware       HARDWARE 6-32                                                       Main Source      KP6Z
                Fixings        Kep Nut
210-1037-00     Hardware       HARDWARE 6-32                                                       Main Source      HN6SMZ
                Fixings        hex nut
210-1038-00     Hardware       HARDWARE SEM 6-32 X                                                 Main Source      638PPNZ
                Fixings        3/8 PH Pan
210-1039-00     Hardware       HARDWARE SEM, 10-32                                                 Main Source      SM1014PPNETZ
                Fixings        x 1/4 PH PAN ETLW
210-1040-00     Hardware       HARDWARE M2 x 5mm                                                   Metric screw
                Fixings        machine screw                                                       and Tool company
210-1041-00     Hardware       HARDWARE M2                                                         Metric screw
                Fixings        washer                                                              and Tool company
210-1042-00     Hardware       HARDWARE Pem               Pem                 KPS6-632-4
                Fixings        Insert
210-1043-00     Hardware       HARDWARE Clear             ASM                 1011 R-N .090
                Fixings        hole spacer
210-1044-00     Hardware       HARDWARE Clear             ASM                 2040-R-N .090
                Fixings        hole spacer
210-1045-00     Hardware       HARDWARE Nylon             Keystone            876                  Hardware         876
                Fixings        spacer, .250"              Electronics                              Spec
210-1046-00     Hardware       HARDWARE  SEM 6-32x                                                 MainSource       SM6138PPNZ
                Fixings        1 3/8 PH PAN  Z
210-1047-00     Hardware       HARDWARE, 4-40                                                      MainSource       RAF47503
                Fixings        JACK SCREW
210-1048-00     Hardware       HARDWARE Terminal                                                   TERMCO           R2C-6
                Fixings        Lug,  16 -18 AWG ,
                               barrel
210-1049-00     Hardware       Epoxy                      Epoxy Technology    730 Part A
                Fixings
210-1050-00     Hardware       Epoxy Hardner              Epoxy Technology    730 Part B
                Fixings                                                       (hardner)
211-1001-00     TIE            TIE Cable                  CATAMOUNT           L-4-18-9-M
212-1001-00     Mechanical     Mechanical                 AIR FILTRATION
                Hardware       Filter AIR                 PRODUCTS
212-1002-00     Mechanical     Mechanical Card                                                     Hardware         DC800
                Hardware       Guides, Pwr.                                                        Spec
                               Supply
212-1003-00     Mechanical     Mechanical Card                                                     Hardware         SDC450
                Hardware       Guides, Disk                                                        Spec
                               Drive
212-1004-00     Mechanical     Mechanical Card                                                     Hardware         SDC250
                Hardware       Guides, Card Cage                                                   Spec

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
210-1017-00         $0.03
                                                                                                          -       $           -
210-1018-00         $0.03
                                                                                                          -       $           -
210-1019-00         $0.03
                                                                                                          -       $           -
210-1020-00         $0.03
                                                                                                          -       $           -
210-1021-00         $0.84
                                                                                                          -       $           -
210-1022-00         $0.32
                                                                                                          -       $           -
210-1023-00         $0.22
                                                                                                          -       $           -
210-1024-00                  1350
                                                                                                       1,350      $           -
210-1025-00         $31.50
                                                                                                          -       $           -
210-1026-00         $0.17
                                                                                                          -       $           -
210-1027-00
                                                                                                          -       $           -
210-1028-00         $0.76
                                                                                                          -       $           -
210-1029-00
                                                                                                          -       $           -
210-1030-00         $0.09
                                                                                                          -       $           -
210-1031-00         $0.18    15
                                                                                                         15       $         2.70
210-1032-00         $1.35    126
                                                                                                         126     $        170.10
210-1033-00         $0.40
                                                                                                          -       $           -
210-1034-00         $0.06
                                                                                                          -       $           -
210-1035-00         $0.02
                                                                                 223                     223      $         3.84
210-1036-00
                                                                                                          -       $           -
210-1037-00
                                                                                                          -       $           -
210-1038-00
                                                                                                          -       $           -
210-1039-00
                                                                                                          -       $           -
210-1040-00
                                                                                                          -       $           -
210-1041-00
                                                                                                          -       $           -
210-1042-00
                                                                                                          -       $           -
210-1043-00
                                                                                                          -       $           -
210-1044-00
                                                                                                          -       $           -
210-1045-00         $0.05
                                                                                                          -       $           -
210-1046-00         $0.03
                                                                                                          -       $           -
210-1047-00
                                                                                                          -       $           -
210-1048-00
                                                                                                          -       $           -
210-1049-00
                                                                                                          -       $           -
210-1050-00
                                                                                                          -       $           -
211-1001-00         $0.15
                                                                                                          -       $           -
212-1001-00         $8.82
                                                                                                          -       $           -
212-1002-00         $0.52    25
                                                                          2               15             42       $        21.84
212-1003-00         $0.20
                                                                          2               15             17       $         3.40
212-1004-00         $0.20
                                                                          2               15             17       $         3.40

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
212-1005-00     Mechanical     Mechanical                 Schroff             20809-396
                Hardware       Handle Switch
                               Bracket
212-1006-00     Mechanical     Mechanical Handle          Promptus            235-242.5AL1032
                Hardware       Front 8"cl 10-32 2.5"
212-1007-00     Mechanical     Mechanical Door                                                     McMaster         1770A52
                Hardware       Lock & Key                                                          Carr
212-1008-00     Mechanical     Mechanical                                                          McMaster         8507K14
                Hardware       Gasket Rubber                                                       Carr
                               door
212-1009-00     Mechanical     Mechanical Slide           General Devices     C-300-128            TriMap           SL28
                Hardware       Rail Set 28"                                                        Ritchie          C-300-128
                                                                                                   Elec
212-1010-00     Mechanical     Mechanical PARALLEL
                Hardware       PORT BRACKET
212-1011-00     Mechanical     MECHANICAL ENET DB         HM SYSTEMS
                Hardware       BRACKET
212-1012-00     Mechanical     MECHANICAL CR ROM          TOSHIBA             TA57BL-ASSY
                Hardware       DRIVE BLK BEZEL
212-1013-00     Mechanical     MECHANICAL MOUNTING                                                                  1P417849
                Hardware       KIT 3.5 TO 5.25 DDS
212-1014-00     Mechanical     MECHANICAL MOUNTING                                                                  1P542003
                Hardware       FRAME 5.25 TO 3.5 DR
212-1015-00     Mechanical     MECHANICAL
                Hardware       Serial Port
                               Bracket
212-1016-00     Mechanical     MECHANICAL 3.5"            TEAC                TEAC235R                              1P860017
                Hardware       MICRO FDD ADAPTER KIT
212-1017-00     Mechanical     Mechanical Serial /
                Hardware       Parallel Port
                               Bracket
212-1018-00     Mechanical     Pull Tab for 34                                                     Digikey          ASPT34-ND
                Hardware       pin IDC
212-1019-00     Mechanical     Pull Tab for 40                                                     Digikey          ASPT40-ND
                Hardware       pin IDC
212-1020-00     Mechanical     Pull Tab for 50                                                     Digikey          ASPT50-ND
                Hardware       pin IDC
212-1021-00     Mechanical     Strain relief / 50         AMP                 499252-4             Digikey          ASSR50-ND
                Hardware       pin socket connector
212-1022-00     Mechanical     Strain relief / 40         AMP                 499252-1             Digikey          ASSR40-ND
                Hardware       pin socket connector
212-1023-00     Mechanical     Strain relief / 34         AMP                 499252-6             Digikey          ASSR34-ND
                Hardware       pin socket connector
212-1024-00     Mechanical     6" adjustable rail         General Devices     B308
                Hardware       extension for
                               C-300-128
212-1025-00     Mechanical     Rack Mount Kit for         Cybex
                Hardware       Cybex Autoview 8
                               port commander
212-1026-00     Mechanical     Handle 3" for              Globe Electronic    S-47017-632-5
                Hardware       P6000EXP Power Supply      Hardware, inc.
212-1027-00     AT BRACKET     AT BRACKET, 68
                               PIN SCSI
215-1001-00     Heatsink       Heat Sink 1                Sweeney             SM6000128
215-1002-00     Heatsink       Heat Sink 2                Sweeney             SM6000130
215-1003-00     Heatsink       Heat Sink EXP              Wakefield Eng
215-1004-00     Heatsink       HEATSINK FAN 486
215-1005-00     Heatsink       HEATSINK FAN 586
215-1006-00     Heatsink       HEATSINK FAN 586
                               LOW PROFILE
215-1007-00     Heatsink       HEATSINK WITH FAN
                               FOR DUAL PII 400MHZ
215-1008-00     Heatsink       HEATSINK WITH FAN
                               FOR DUAL PII 400MHZ

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number             Cost                                            Room                       on Hand          @ 9/30/99
212-1005-00        $0.72    73
                                                                                                        73       $        52.56
212-1006-00        $4.73    34
                                                                         2               15             51       $       241.23
212-1007-00        $3.11    8
                                                                                                         8       $        24.88
212-1008-00        $1.43
                                                                                                         -       $           -
212-1009-00        $50.00
                                                                                                         -       $           -
212-1010-00        $1.00
                                                                                                         -       $           -
212-1011-00        $1.00
                                                                                                         -       $           -
212-1012-00        $1.00
                                                                                                         -       $           -
212-1013-00        $6.50
                                                                                                         -       $           -
212-1014-00
                                                                                                         -       $           -
212-1015-00        $1.00    200
                                                                                                        200      $       200.00
212-1016-00
                                                                                                         -       $           -
212-1017-00
                                                                                                         -       $           -
212-1018-00        $0.17
                                                                                                         -       $           -
212-1019-00        $0.19
                                                                                                         -       $           -
212-1020-00        $0.22
                                                                                                         -       $           -
212-1021-00        $0.23
                                                                                                         -       $           -
212-1022-00        $0.20
                                                                                                         -       $           -
212-1023-00        $0.19
                                                                                                         -       $           -
212-1024-00        $10.98
                                                                                                         -       $           -
212-1025-00        $31.50
                                                                                                         -       $           -
212-1026-00        $4.25    40
                                                                                                        40       $       170.00
212-1027-00
                                                                                                         -       $           -
215-1001-00        $4.09    16
                                                                         4               23             43       $       175.87
215-1002-00        $4.09    17
                                                                         4               23             44       $       179.96
215-1003-00        $4.50    296
                                                                                                        296      $     1,332.00
215-1004-00        $0.00
                                                                                                         -       $           -
215-1005-00
                                                                                                         -       $           -
215-1006-00
                                                                                                         -       $           -
215-1007-00        $7.25
                                                                                                         -       $           -
215-1008-00        $4.80
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
260-1001-00     Metal Fab      METAL Bezel DISK           Sweeney             SM6000131
                               DRIVE Front Panel
260-1002-00     Metal Fab      METAL Bezel FLOPPY         Sweeney             SM6000132
                               DRIVE Front Panel
260-1003-00     Metal Fab      METAL Latch Disk           Sweeney             SM6000133
                               Drive
260-1004-00     Metal Fab      METAL PS Chassis           Sweeney             SM600045
                               Pan (EXP)
206-1004-01                                                                                                         metal board
                                                                                                                    support
260-1005-00     Metal Fab      METAL Board                Sweeney             SM6000043
                               Support
260-1006-00     Metal Fab      METAL                      Sweeney             SM6000046
                               Motherboard
                               Chassis
260-1007-00     Metal Fab      METAL Box                  Sweeney             SM6000047
                               Connector
260-1008-00     Metal Fab      METAL Chassis              Sweeney             SM6000048
                               Assembly
260-1009-00     Metal Fab      METAL AT Support           Sweeney             SM6000049
                               Assembly
260-1010-00     Metal Fab      METAL Front                Sweeney             SM6000051
                               Panel SMCD
260-1011-00     Metal Fab      METAL Support              Sweeney             SM6000105
                               Disk Top
260-1012-00     Metal Fab      METAL Support              Sweeney             SM6000106
                               Disk Bottom
260-1013-00     Metal Fab      METAL Support              Sweeney             SM6000107
                               Drive Right
260-1014-00     Metal Fab      METAL Bracket              Sweeney             SM6000108
                               Disk Con
260-1015-00     Metal Fab      METAL Support AT           Sweeney             SM6000109
                               Interface Assembly
260-1016-00     Metal Fab      METAL Cover                Sweeney             SM6000110
260-1017-00     Metal Fab      METAL Side Panel           Sweeney             SM6000111
                               Right
260-1018-00     Metal Fab      METAL Side Panel           Sweeney             SM6000112
                               Left
260-1019-00     Metal Fab      METAL Front                Sweeney             SM6000113
                               Panel Switch
                               Bracket
260-1020-00     Metal Fab      METAL Chassis,             Sweeney             SM6000114
                               Power Supply
260-1021-00     Metal Fab      METAL Pan Chassis          Sweeney             SM6000115
260-1022-00     Metal Fab      METAL Support              Sweeney             SM6000116
                               Board
260-1023-00     Metal Fab      METAL Bracket Fan          Sweeney             SM6000117
260-1024-00     Metal Fab      METAL Door                 Sweeney             SM6000118
                               Assembly
260-1025-00     Metal Fab      METAL Support              Sweeney             SM6000120
                               Drive Hinge
260-1026-00     Metal Fab      METAL Support              Sweeney             SM6000121
                               Drive Left
260-1027-00     Metal Fab      METAL Hinge                Sweeney             SM6000124
                               Modified
260-1028-00     Metal Fab      METAL Clamp AT             Sweeney             SM6000127
                               Board
260-1029-00     Metal Fab      METAL Power Supply         Sweeney             SM6000129
                               Switch Bracket Clamp
260-1030-00     Metal Fab      METAL CD ROM               Sweeney             SM6000135
                               Mount
260-1031-00     Metal Fab      METAL Connector            Sweeney             SM6000136
                               Box
260-1032-00     Metal Fab      METAL Slot Cover                                                    Win
                               AT Rear Bracket                                                     Enterprises
260-1033-00     Metal Fab      METAL P6000 REAR           Sweeney
                               CONNECTOR BRACKET
260-1034-00     Metal Fab      METAL Serial               Sweeney             SM600055
                               /Parallel Port
                               Cover
260-1035-00     Metal Fab      METAL P6000EXP             Sweeney             SM600053
                               Blanking Panel
260-1036-00     Metal Fab      METAL P6000 Rear           Sweeney
                               Connector Blanking
                               Panel
260-1037-00     Metal Fab      METAL P6000EX pan          Sweeney             SM600054
                               chassis screen
260-1038-00     Metal Fab      METAL P6000EX PS           Sweeney             SM600052             SM600052D-R1
                               chassis assy
260-1039-00     Metal Fab      METAL Slider 1             Sweeney             SM600040             SM600040D-R2     2
260-1040-00     Metal Fab      METAL Slider 2             Sweeney             SM600041             SM600041D-R3     3
260-1041-00     Metal Fab      METAL Pan Chassis          Sweeney             SM600042             SM600042D-R4     4
260-1042-00     Metal Fab      METAL Support AT           Sweeney             SM600044             SM600044-R2      2
                               Interface
260-1043-00     Metal Fab      Duplicate                  Duplicate           Duplicate            Duplicate        Duplicate

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
260-1001-00         $6.55    157
                                                                                                         157      $     1,028.35
260-1002-00         $7.70    172
                                                                                                         172      $     1,324.40
260-1003-00         $4.66    452
                                                                                                         452      $     2,106.32
260-1004-00         $13.46
                                                                                                          -       $           -
206-1004-01         $13.46   62
                                                                                                         62       $       834.52
260-1005-00         $14.97
                                                                                                          -       $           -
260-1006-00         $42.18
                                                                                                          -       $           -
260-1007-00         $15.96
                                                                                           8              8       $       127.68
260-1008-00         $73.85
                                                                                                          -       $           -
260-1009-00         $33.20
                                                                                          16             16       $       531.20
260-1010-00         $30.90            7
                                                                          2               43             52       $     1,606.80
260-1011-00         $11.98
                                                                          2               21             23       $       275.54
260-1012-00         $13.75
                                                                          2               24             26       $       357.50
260-1013-00         $6.02
                                                                          2               42             44       $       264.88
260-1014-00         $20.49
                                                                          2               15             17       $       348.33
260-1015-00         $33.40
                                                                          4               23             27       $       901.80
260-1016-00         $19.67
                                                                         13                              13       $       255.71
260-1017-00         $19.83
                                                                          4               29             33       $       654.39
260-1018-00         $19.83
                                                                          4               29             33       $       654.39
260-1019-00         $5.90    33
                                                                                                         33       $       194.70
260-1020-00         $18.50
                                                                                          40             40       $       740.00
260-1021-00         $37.60
                                                                          4               23             27       $     1,015.20
260-1022-00         $14.50
                                                                          4               23             27       $       391.50
260-1023-00         $9.67
                                                                          2               15             17       $       164.39
260-1024-00         $40.52
                                                                                                          -       $           -
260-1025-00         $7.75
                                                                          2               21             23       $       178.25
260-1026-00         $2.57
                                                                          2               36             38       $        97.66
260-1027-00         $9.28    9
                                                                                                          9       $        83.52
260-1028-00         $2.16
                                                                          4               23             27       $        58.32
260-1029-00         $3.79
                                                                                                          -       $           -
260-1030-00         $5.64    38
                                                                                          18             56       $       315.84
260-1031-00         $13.10
                                                                          4               23             27       $       353.70
260-1032-00         $0.20
                                                                                                          -       $           -
260-1033-00
                                                                                                          -       $           -
260-1034-00         $1.95    296
                                                                                                         296      $       577.20
260-1035-00         $9.64    51
                                                                                                         51       $       491.64
260-1036-00         $1.95
                                                                                                          -       $           -
260-1037-00         $3.00    9
                                                                                                          9       $        27.00
260-1038-00
                                                                                                          -       $           -
260-1039-00
                                                                                                          -       $           -
260-1040-00
                                                                                                          -       $           -
260-1041-00
                                                                                                          -       $           -
260-1042-00
                                                                                                          -       $           -
260-1043-00
                                                                                                          -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
260-1044-00     Metal Fab      METAL Slider 3             Sweeney             SM600050             SM600050D-R1     1
260-1045-00     Metal Fab      METAL Door                 Sweeney             SM6000119            IA12E16D         A
260-1046-00     Metal Fab                                 Sweeney             SM6000122
260-1047-00     Metal Fab      METAL Retainer             Sweeney             SM6000123            MD13D01D         A
                               Spring
260-1048-00     Metal Fab      METAL Bracket,             Sweeney             SM6000125            MD13D03D         A
                               Filter BT
260-1049-00     Metal Fab      METAL Bracket,             Sweeney             SM6000126            MD13D04D         A
                               Filter TP
260-1050-00     Metal Fab      METAL Chassis              Sweeney             SM600056             SM600056D        -
                               Assy BK
260-1051-00     Metal Fab      METAL, board               Sweeney             sm600043 rev3
                               support
260-1052-00     Metal Fab      METAL, Disk                Sweeney
                               Carrier Blank
                               Plate
260-1053-00     Metal Fab      METAL, Double              Sweeney
                               floppy front
                               bezel
260-1054-00     Metal Fab      MBB TBD
260-1055-00     Metal Fab      MBB TBD
260-1056-00     Metal Fab      MBB TBD
260-1057-00     Metal Fab      MBB TBD
260-1058-00     Metal Fab      MBB TBD
260-1059-00     Metal Fab      MBB TBD
260-1060-00     Metal Fab      MBB TBD
260-1061-00     Metal Fab      MBB TBD
260-1062-00     Metal Fab      MBB TBD
260-1063-00     Metal Fab      MBB TBD
260-1064-00     Metal Fab      7000 RACK MOUNT
                               MOUNTING BRACKET
260-1065-00     Metal Fab      7000 PAN ASSEMBLY
206-1066-00
260-1067-00     Metal Fab      7000 STACKING
                               CONNECTOR 1
260-1068-00     Metal Fab      7000 STACKING
                               CONNECTOR  2
260-1068-00     Metal Fab      7000 PCI CLIP
260-1074-03     PLASTIC        7000 BEZEL
260-1079-00     PLASTIC        700 CD ROM SLED
260-1080-00     PLASTIC        7000 DRIVE SLED
260-1081-00     PLASTIC        7000 CD ROM COVER
300-1001-00     Converter      Converter DC/DC            Astec               AL60A-300L-12F09     Reptron
                               12VDC
300-1002-00     Converter      Converter DC/DC            Astec               BM80A-300L-050F60    Reptron
                               5VDC
300-1003-00     Converter      Converter                  Vicor               VI-ARM-C12
                               Autoranging Rectifer
                               Module
300-1005-00     Converter      Converter Power            Vicor
                               Supply
301-1001-00     Monitor        MONITOR 14" color          Viewsonic           1000S-2              D&H              XT4871
                               monitor SVGA, beige
301-1002-00     Monitor        Monitor 14"                                                         TriMap           RMM06-14C
                               Color SVGA w/
                               shelf
302-1001-00     Keyboard       Keyboard 104 Key           Keytronics          LTDESIGNER
                               with PS/2 connector
                               black
302-1002-00     Keyboard       Keyboard Rackmount                                                  TriMap           RMKB6
                               with trackball, 1U
                               Black
303-1001-00     Mouse          Mouse 2 button             Microsoft
                               PS/2
303-1002-00     Mouse          MOUSE 2 BUTTO
                               SERIAL
304-1001-00     Fan            FAN 12VDC 1.78W 60MM       Panasonic           FBA06T12H            Digikey          P9725-ND
                               FAB HYDRO
304-1002-00     Fan            FAN 12VDC 2.4W 80MM        Panasonic           FBA08T12H            Digi-Key         P9733-ND
                               FBA HYDRO
304-1003-00     fan            COMAIR ROTRON 12
                               VOLT BRUSHLESS DC

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
260-1044-00
                                                                                                         -       $           -
260-1045-00
                                                                                                         -       $           -
260-1046-00
                                                                                                         -       $           -
260-1047-00
                                                                                                         -       $           -
260-1048-00
                                                                                                         -       $           -
260-1049-00
                                                                                                         -       $           -
260-1050-00
                                                                                                         -       $           -
260-1051-00
                                                                                                         -       $           -
260-1052-00           $6.55      188
                                                                                                        188      $     1,231.40
260-1053-00           $6.28       60
                                                                                                        60       $       376.80
260-1054-00
                                                                                                         -       $           -
260-1055-00
                                                                                         12             12       $           -
260-1056-00
                                                                                         16             16       $           -
260-1057-00
                                                                                                         -       $           -
260-1058-00
                                                                                         62             62       $           -
260-1059-00          $29.05
                                                                                         62             62       $     1,801.10
260-1060-00           $8.15
                                                                                         36             36       $       293.40
260-1061-00
                                                                                         33             33       $           -
260-1062-00
                                                                                                         -       $           -
260-1063-00
                                                                                                         -       $           -
260-1064-00           $1.85
                                                                                         39             39       $        72.15
260-1065-00         $102.50
                                                                                                         -       $           -
206-1066-00
                                                                                         92
260-1067-00           $3.50
                                                                                                         -       $           -
260-1068-00           $3.80
                                                                                                         -       $           -
260-1068-00          $13.75
                                                                                                         -       $           -
260-1074-03           $4.42
                                                                                         60             60       $       265.20
260-1079-00           $1.00
                                                                                                         -       $           -
260-1080-00           $1.00
                                                                                                         -       $           -
260-1081-00           $1.00
                                                                                                         -       $           -
300-1001-00        $93.00      68
                                                                                                        68       $     6,324.00
300-1002-00        $182.00     71
                                                                                                        71       $    12,922.00
300-1003-00        $41.00      32
                                                                                                        32       $     1,312.00
300-1005-00
                                                                                                         -       $           -
301-1001-00        $140.00
                                                                                                         -       $           -
301-1002-00        $565.00
                                                                                                         -       $           -
302-1001-00        $31.00
                                                                                                         -       $           -
302-1002-00        $250.00
                                                                                                         -       $           -
303-1001-00        $22.00
                                                                                                         -       $           -
303-1002-00        $21.90
                                                                                                         -       $           -
304-1001-00        $7.69    20
                                                                                                        20       $       153.80
304-1002-00        $7.69
                                                                                                         -       $           -
304-1003-00        $5.95
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
306-1001-00     Disk Drive     DISK DRIVE 9.1GB           Seagate             ST39173N
                Internal       SCSI HARD DRIVE,
                               BARRACUDA, 3.5" LP
306-1002-00     Disk Drive     DISK DRIVE 1.44MB          TEAC                FD235HF7429
                Internal       Floppy 3.5" Black                              19307772-40
                               bezel
306-1003-00     Disk Drive     DISK DRIVE 9.1GB           Seagate             ST39173FC
                Internal       SCSI Wide, 80 pin
                               LP,10,000 RPM SCA /
                               FIBER CHANNEL
306-1004-00     Disk Drive     DISK DRIVE 4.5GB           Seagate             ST34501FC
                Internal       SCSI Wide Cheetah,
                               10,000RPM, LP, 80
                               pin SCA / FIBER
                               CHANNEL
306-1005-00     Disk Drive     DISK DRIVE 4.3GB           Seagate             Not available                         Not available
                Internal       SCSI Wide Cheetah,
                               10,000RPM, LP, 80
                               pin SCA
306-1006-00     Disk Drive     DISK DRIVE 2.14GB          Seagate             Not available                         Not available
                Internal       SCSI WIDE Cheetah,
                               10,000 RPM, LP, 80
                               pin SCA
306-1007-00     Disk Drive     DISK DRIVE 1.7GB IDE       Seagate             ST31720A                              Not available
                Internal       Hard drive 3.5"LP
                               Medalist Int.
306-1008-00     Disk Drive     DISK DRIVE 2.5GB IDE       Seagate             ST32531A                              Not available
                Internal       Hard drive 3.5"LP
                               Medalist int.
306-1009-00     Disk Drive     DISK DRIVE 4.3GB IDE       Seagate             ST34342A
                Internal       Hard drive 3.5"LP                              ST34321A
                               Medalist int.
306-1010-00     Disk Drive     DISK DRIVE 2.17GB          Seagate             ST32171N                              Not available
                Internal       SCSI Hard drive,
                               Barracuda 3.5"LP int.
306-1011-00     Disk Drive     DISK DRIVE 4.35GB          Seagate             ST34371N                              Not available
                Internal       SCSI Hard drive,
                               Barracuda 3.5"LP int.
306-1012-00     Disk Drive     DISK DRIVE 4.5GB           Seagate             ST34572N
                Internal       SCSI HARD DRIVE
                               BARRACUDA 3.5" LP
                               INT
306-1013-00     Disk Drive     DISK DRIVE 9.1GB IDE       Seagate             ST39140A
                Internal       HARD DRIVE, MEDALIST
                               3.5", LP
306-1014-00     Disk Drive     DISK DRIVE 2.26GB          Seagate             ST32272N                              Not available
                Internal       SCSI Hard drive,
                               Barracuda 3.5"LP int.
306-1015-00     Disk Drive     DISK DRIVE 9.1GB           Seagate             ST39173W
                Internal       Ultra Wide SCSI HARD
                               DRIVE, BARRACUDA,
                               3.5" LP
306-1016-00     Disk Drive     DISK DRIVE 2.2GB           Seagate             ST32272N                              Not available
                Internal       SCSI HARD DRIVE,
                               BARRACUDA, 3.5" LP
306-1017-00     Disk Drive     DISK DRIVE 4.5GB           Seagate             ST34572W
                Internal       ULTRA WSCSI HARD
                               DRIVE BARRACUDA 3.5"
                               LP INT
306-1018-00     Disk Drive     DISK DRIVE 2.15GB          Seagate             ST32151N                              Not available
                Internal       SCSI Hard drive,
                               Barracuda 3.5"LP int.
306-1019-00     Disk Drive     DISK DRIVE 4.5GB IDE       Seagate             ST34520A
                Internal       Hard drive 3.5"LP
                               Medalist int.
306-1020-00     Disk Drive     DISK DRIVE 6.5GB IDE                           ST36531A             Tech Data        800928
                Internal       Hard drive 3.5"LP
                               Medalist int.
306-1021-00     Disk Drive     ST310240A, 10.2GB,
                Internal       Seagate drive,
                               5400RPM MEDALILST
306-1022-00     Disk Drive     ST318275LW, 18.2GB,
                Internal       LOW VOLTAGE
                               DIFFERENTIAL WIDE
                               ULTRA 2 SCSI
306-1023-00                    ST39102LW, 9.1GB Low
                               voltage wide ultra2
                               10,000
308-1001-00     CD-ROM Drive   CD ROM DRIVE 16X           TEAC                CD-316E
                Internal IDE   super slim
308-1002-00     CD-ROM Drive   CD ROM DRIVE               Toshiba             XM5702B
                Internal SCSI  24Xblack bezel
                               internal
308-1003-00     CD-ROM Drive   CD ROM INTERNAL IDE        TEAC                CD-220E
                Internal IDE   DRIVE 20X SUPER SLIM
308-1004-00     CD-ROM Drive   CD ROM DRIVE IDE           TOSHIBA             6102B-S
                Internal IDE
308-1005-00     CD-224E        TEAC CD ROM INTERNAL
                               IDE DRIVE 24X SUPER
                               SLIM

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
306-1001-00        $587.27
                                                                                                         -       $           -
306-1002-00        $29.00
                                                                                                         -       $           -
306-1003-00        $675.00
                                                                                                         -       $           -
306-1004-00        $581.00
                                                                                                         -       $           -
306-1005-00
                                                                                                         -       $           -
306-1006-00
                                                                                                         -       $           -
306-1007-00        $118.56
                                                                                                         -       $           -
306-1008-00        $169.00
                                                                                                         -       $           -
306-1009-00        $129.83
                                                                                                         -       $           -
306-1010-00
                                                                                                         -       $           -
306-1011-00
                                                                                                         -       $           -
306-1012-00        $352.88
                                                                                                         -       $           -
306-1013-00        $287.34
                                                                                                         -       $           -
306-1014-00
                                                                                                         -       $           -
306-1015-00        $587.00
                                                                                                         -       $           -
306-1016-00        $327.45
                                                                                                         -       $           -
306-1017-00        $353.88
                                                                                                         -       $           -
306-1018-00
                                                                                                         -       $           -
306-1019-00        $161.02
                                                                                                         -       $           -
306-1020-00        $145.92
                                                                                                         -       $           -
306-1021-00        $179.00
                                                                                                         -       $           -
306-1022-00        $889.00
                                                                                                         -       $           -
306-1023-00        $557.00
                                                                                                         -       $           -
308-1001-00        $204.00
                                                                                                         -       $           -
308-1002-00        $135.00
                                                                                                         -       $           -
308-1003-00        $146.00
                                                                                                         -       $           -
308-1004-00        $135.00
                                                                                                         -       $           -
308-1005-00        $146.00
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
310-1001-00     Tape Drive     DAT Tape Drive             Exabyte                                  Tech Data        888701
                               5/10 GB
320-1001-00     PERIPHERAL     Autoview                   Cybex               AV-8A                Tech Data        128060
                               Commander 8 Port
320-1002-00     PERIPHERAL     MODEM FAX                  US Robotics         000839-0
                               External 33.6MHZ
320-1003-00     PERIPHERAL     MODEM FAX                  US Robotics         000840-0
                               Internal  33.6MHZ
320-1004-00     PERIPHERAL     A/B T1 Switch              DataProbe
320-1005-00     PERIPHERAL     Dual Circuit               DataProbe           K2-AB-RJ8-R
                               Failover Relay
                               Switch
320-1006-00     PERIPHERAL     6MP Laser Printer          HP                                       Tech Data        546110
320-1007-00     PERIPHERAL     Digi 8 Port                Digi                                     Tech Data        195837
                               SerialPCI  Board
320-1008-00     PERIPHERAL     Autoview                   Cybex               AV-16A               Tech Data        128527
                               Commander 16
                               Port
330-1001-00     NIC 3rd party  NIC Token Ring             SMC                 Token Ring ISA
                               ISA 16/4
330-1002-00     NIC 3rd party  NIC Intel Pro              Intel               IntelPro100B
                               100B ISA
                               10/100MB
330-1003-00     NIC 3rd party  NIC EtherLink 3            3Com                3C515B-TX
                               16-Bit ISA Ethernet
                               TP Adapter ; RJ45
                               only 10MB/100MBsec
330-1004-00     NIC 3rd party  NIC EtherLink 3 16         3Com                3C509B-COMBO
                               Bit, ISA Ethernet
                               Combo Adapter ;
                               RJ45/BNC/AUI 10MB/Sec
330-1005-00     NIC 3rd party  NIC EtherLink XL PCI       3Com                3C905-TX
                               Fast Ethernet 100
                               BaseT/10 BaseT
                               Adapter 10/100MB/Sec
330-1006-00     NIC 3rd party  NIC Intel Pro              Intel               IntelPRO100TX
                               100 TX PCI
                               10/100MB
330-1007-00     NIC 3rd party  TOKEN RING MAU             KINGSTON            KTR-8UTP
330-1008-00     NIC 3rd party  100 MB Ethernet            HM Systems
                               daughter card,
                               single port
330-1009-00     NIC 3rd party  100 MB Ethernet            HM Systems
                               daughter card, dual
                               port
330-1010-00     NIC 3rd party  NIC Intel Pro              Intel               IntelPRO100T4
                               100 T4 PCI
                               10/100MB
330-1011-00     NIC 3rd party  HM single to               HM Systems
                               dual enet upgrade
330-1012-00                    Intel Pro100B
                               10/100TX Dual
                               Port
340-1001-00     SCSI ADAPTER   SCSI-2 PI/O for            Adaptec             AHA-1520A
                3rd party      DOS/Windows/95/NT/OS/2/
                               UNIX/NetWare
                               16 Bit ISA Fast
                               SCSI-2  host Adapter
360-1001-00     SCSI ADAPTER   SCSI-2 FAST 16 Bit         Adaptec             AHA-1540CP
                3rd party      ISA PnP Host
                               adapter; BusMaster;
                               no Floppy support
                               EZ-SCSI 14.0
360-1002-00     SCSI ADAPTER   SCSI-2 FAST 16 Bit         Adaptec             AHA-1542CP
                3rd party      ISA PnP Host
                               Adapter; BusMaster;
                               Floppy support, EZ
                               SCSI 4.0
360-1003-00     SCSI ADAPTER   SCSI-3 Ultra Wide          Adaptec             AHA-2940UW
                3rd party      32-Bit PCI
                               BusMaster Host
                               Adapter; PhaseEngine
                               RISC; 40 MBPS, 15
                               SCSI devices support
360-1004-00     SCSI ADAPTER   SCSI BusMaster             DPT                 PM2041W
                3rd party      Adapter SmartCache
                               IV ISA-to-Wide
360-1005-00     SCSI ADAPTER   SCSI BusMaster             DPT                 PM2044W
                3rd party      Adapter SmartCache
                               IV PCI-to-Wide
360-1006-00     SCSI ADAPTER   SCSI- ISA to Fast          Adaptec             AHA-1520B            Tech Data        76091
                3rd party      SCSI Plug and Play
360-1007-00     SCSI ADAPTER   3 Channel Ultra wide       Adaptec             AAA-133 Kit          Tech Data        76094
                3rd party      SCSI Raid controller
                               PCI
360-1008-00     SCSI ADAPTER   SCSI PCI  ADAPTER          ADVAN               APB930
                3rd party

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
310-1001-00         $627.16
                                                                                                          -       $           -
320-1001-00         $557.79
                                                                                                          -       $           -
320-1002-00         $142.00
                                                                                                          -       $           -
320-1003-00         $118.00
                                                                                                          -       $           -
320-1004-00         $575.00
                                                                                                          -       $           -
320-1005-00         $161.25
                                                                                                          -       $           -
320-1006-00         $861.04
                                                                                                          -       $           -
320-1007-00         $591.79
                                                                                                          -       $           -
320-1008-00         $1,118.70
                                                                                                          -       $           -
330-1001-00         $175.92   5
                                                                                                          5       $       879.60
330-1002-00         $82.00    2
                                                                                                          2      $        164.00
330-1003-00         $140.00   7
                                                                                                          7       $       980.00
330-1004-00         $96.00    5
                                                                                                          5       $       480.00
330-1005-00         $83.29
                                                                                                          -       $           -
330-1006-00         $82.00    1
                                                                                                          1       $        82.00
330-1007-00         $278.00
                                                                                                          -       $           -
330-1008-00         $78.00    2
                                                                                                          2       $       156.00
330-1009-00         $150.00   4
                                                                                                          4       $       600.00
330-1010-00         $82.00
                                                                                                          -       $           -
330-1011-00         $70.00
                                                                                                          -       $           -
330-1012-00         $221.00
                                                                                                          -       $           -
340-1001-00         $89.00
                                                                                                          -       $           -
360-1001-00         $168.00
                                                                                                          -       $           -
360-1002-00         $179.00
                                                                                  2                       2       $       358.00
360-1003-00         $229.00
                                                                                                          -       $           -
360-1004-00         $173.37   10
                                                                                                         10       $     1,733.70
360-1005-00         $237.00
                                                                                                          -       $           -
360-1006-00         $96.56
                                                                                                          -       $           -
360-1007-00         $635.88
                                                                                                          -       $           -
360-1008-00         $0.00     1
                                                                                                          1       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
360-1010-00                    QLOGIC QLA1080 PCI
                               64-bit SCSI adaptor
360-1017-00                    st34573W 4.5 GB
                               ultra wscso jard
                               drove barracida 3.5"
                               lp int
370-1001-00     RAID           RAID Integrated            DPT                 RC4040/4
                CONTROLLER     Caching Module for
                3rd Party      SmartCache IV
                               adapters; 4MB
                               ECC-ported SIMM
370-1002-00     RAID           RAID Integrated            DPT                 RC4040
                CONTROLLER     Caching Module for
                3rd Party      SmartCache IV
                               adapters; no SIMM
370-1003-00     RAID           Raid controller            Adaptec             AAA-130
                CONTROLLER
                3rd Party
370-1004-00     RAID           Raid controller            Compaq
                CONTROLLER
                3rd Party
380-1001-00     Video Card     VIDEO Trident 9680P        Trident             9680P
                3rd Party      64 Bit accelerator 1
                               MB UPG 2 MB  PCI
450-1001-00     Label          Label, 1.5" x              Brady               WML-517-292
                               2.5" wire
                               marker, WHITE
450-1002-00     Label          Label, 1.5" x              Brady               CL-217-621
                               .4" Clear
450-1003-00     Label          Label, "Tested"            Brady               CLWO-317-4
                               Green
450-1004-00     Label          Label, "HI POT"            Brady               NE100HP
450-1005-00     Label          Label, "Shock              Brady               NE568x500
                               Hazard"
450-1006-00     Label          Label, "Ground             Screenprint Dow
                               Symbol"
450-1007-00     Label          Label,                     Screenprint Dow
                               "ClusterDirector"
450-1008-00     Label          Label, "P6000              Screenprint Dow
                               Front Panel
                               Status"
450-1009-00     Label          Label, "P6000              Screenprint Dow
                               Serial Number"
450-1010-00     Label          Label, " P6000             Screenprint Dow
                               Rating"
450-1011-00     Label          Label, "P1000              Screenprint Dow
                               Serial Number"
450-1012-00     Label          Label, P2000               Screenprint Dow
                               Serial Number"
450-1014-00                    P7000 front
                               panel overlay
450-1015-00     Label          P7000 AGENCY
                               LABEL
460-1001-00     Logo           Logo Custom for            NEI                 Logo
                               racks customer
                               provided artwork
460-1002-00     Logo           P7000 front
                               panel logo lavel
497-1001-00     Procedure, MFG P1000 Assembly and         NEI
                               Systems Integration
                               Procedure
497-1002-00     Procedure, MFG P2000 Assembly and         NEI
                               Systems Integration
                               Procedure
497-1003-00     Procedure, MFG P6000 Assembly and         NEI
                               Systems Integration
                               Procedure
497-1004-00     Procedure, MFG P6000/EXP Assembly         NEI
                               and Systems
                               Integration Procedure
497-1005-00     Procedure, MFG Hi-Pot Test                NEI
                               Procedure
497-1006-00     Procedure, MFG MP700 Flash                NEI
                               Installation and
                               Testing Procedure
497-1007-00     Procedure, MFG WindowsNT OEM              NEI
                               Rollback Procedure
498-1001-00     Process        Final Inspection           NEI
                Document, MFG  Check List P6000
498-1002-00     Process        Final Assembly             NEI
                Document, MFG  Check List P6001
498-1003-00     Process        Packing and Shipping       NEI
                Document, MFG  Check List P6000

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number             Cost                                            Room                       on Hand          @ 9/30/99
360-1010-00        $431.00  6
                                                                                                         6       $     2,586.00
360-1017-00        $353.88
                                                                                                         -       $           -
                                                                                                         -       $           -
370-1001-00        $623.00
                                                                                 3                       3       $     1,869.00
370-1002-00        $327.64
                                                                                 4                       4       $     1,310.56
370-1003-00        $398.00
                                                                                                         -       $           -
370-1004-00
                                                                                                         -       $           -
380-1001-00        $35.00
                                                                                                         -       $           -
450-1001-00
                                                                                                         -       $           -
450-1002-00
                                                                                                         -       $           -
450-1003-00
                                                                                                         -       $           -
450-1004-00
                                                                                                         -       $           -
450-1005-00
                                                                                                         -       $           -
450-1006-00
                                                                                                         -       $           -
450-1007-00
                                                                                                         -       $           -
450-1008-00
                                                                                                         -       $           -
450-1009-00
                                                                                                         -       $           -
450-1010-00
                                                                                                         -       $           -
450-1011-00
                                                                                                         -       $           -
450-1012-00
                                                                                                         -       $           -
450-1014-00
                                                                                                         -       $           -
450-1015-00
                                                                                                         -       $           -
460-1001-00        $50.00
                                                                                                         -       $           -
460-1002-00
                                                                                                         -       $           -
497-1001-00
                                                                                                         -       $           -
497-1002-00
                                                                                                         -       $           -
497-1003-00
                                                                                                         -       $           -
497-1004-00
                                                                                                         -       $           -
497-1005-00
                                                                                                         -       $           -
497-1006-00
                                                                                                         -       $           -
497-1007-00
                                                                                                         -       $           -
498-1001-00
                                                                                                         -       $           -
498-1002-00
                                                                                                         -       $           -
498-1003-00
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
498-1004-00     Process        Accessories List           NEI
                Document, MFG  P6000
498-1005-00     Process        Product                    NEI
                Document, MFG  Categorie Codes
498-1006-00     Process        ClusterDirector            NEI
                Document, MFG  Check List
620-1001-00     Box Packaging  Box Shipping               NEI                 P2000BX
                               P2000
620-1002-00     Box Packaging  Box Shipping               NEI                 P6000BX
                               P6000
700-1001-00     SBC            SBC Maintenance            Adastra             NPC-486E-DX2-66-SGS
                               Processor, Cluster
                               Director
700-1002-00     SBC            SBC AMD K6-200 PCI         HM Systems          H10K200-4
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32)
700-1003-00     SBC            SBC P586 Pentium           Trenton             TR-P6V2/200/0
                               Pro, PCI, IDE, PCI
                               Ultra SCSI, PCI SVGA
                               w/2MB, 256k cache 0MB
700-1004-00     SBC            SBC P586 Pentium           Trenton             TR-P6V5/200/0
                               Pro, PCI, IDE, PCI
                               Ultra SCSI, PCI SVGA
                               w/2MB, 512k cache 0MB
700-1005-00     SBC            SBC P586 Dual              Trenton             TR-DP52/200/0
                               Pentium Pro, PCI,
                               IDE, 256k cache, 0MB
                               supports up to 512MB
700-1006-00     SBC            SBC AMD K6-233 PCI         HM Systems          H10K233-4
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32)
700-1007-00     SBC            SBC P586/233 PCI IDE       HM Systems          H10M233-4
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32)
700-1008-00     SBC            SBC P586/166 PCI IDE       HM Systems          H10M166-4                             $850.00
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32)
700-1009-00     SBC            SBC P586 Dual              Trenton             TR-DP65/200/0
                               Pentium Pro, PCI,
                               IDE, 512k cache, 0MB
                               supports up to 512MB
700-1010-00     SBC            SBC P586/200 PCI IDE       HMSystems           H10M200-4
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32)
700-1011-00     SBC            SBC P586/166 PCI IDE       HM Systems          H10M166-4E
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32), w/
                               ENET DB
700-1012-00     SBC            SBC P586/200 PCI IDE       HMSystems           H10M200-4E
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32), w/
                               ENET DB
700-1013-00     SBC            SBC P586/233 PCI IDE       HM Systems          H10M233-4E
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32), w/
                               ENET DB
700-1014-00     SBC            SBC AMD K6-200 PCI         HM Systems          H10K200-4E
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ ENET
                               DB
700-1015-00     SBC            SBC AMD K6-233 PCI         HM Systems          H10K233-4E
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ ENET
                               DB
700-1016-00     SBC            SBC P586/166 PCI IDE       HM Systems          H10M166-2FE
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm
                               LP, w/ ENET DB
700-1017-00     SBC            SBC P586/166 PCI IDE       HM Systems          H10M166-2F
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm LP
700-1018-00     SBC            SBC P586/200 PCI IDE       HMSystems           H10M200-2FE
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm
                               LP, w/ ENET DB
700-1019-00     SBC            SBC P586/200 PCI IDE       HMSystems           H10M200-2F
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm LP

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
498-1004-00
                                                                                                          -       $           -
498-1005-00
                                                                                                          -       $           -
498-1006-00
                                                                                                          -       $           -
620-1001-00         $7.00
                                                                                                          -       $           -
620-1002-00         $49.00
                                                                                                          -       $           -
700-1001-00         $590.00
                                                                                 12                      12       $     7,080.00
700-1002-00         $825.00
                                                                                                          -       $           -
700-1003-00         $1,644.00
                                                                                                          -       $           -
700-1004-00         $2,482.00
                                                                                                          -       $           -
700-1005-00         $2,338.00
                                                                                                          -       $           -
700-1006-00         $850.00   3
                                                                                                          3       $     2,550.00
700-1007-00         $730.00
                                                                                                          -       $           -
700-1008-00         $720.00
                                                                                                          -       $           -
700-1009-00         $4,014.00
                                                                                                          -       $           -
700-1010-00         $925.00
                                                                                                          -       $           -
700-1011-00         $900.00
                                                          -                                               -       $           -
700-1012-00         $800.00   4
                                                                                                          4       $     3,200.00
700-1013-00         $810.00   4
                                                                                                          4       $     3,240.00
700-1014-00         $875.00
                                                                                                          -       $           -
700-1015-00         $900.00
                                                                                                          -       $           -
700-1016-00         $900.00
                                                                                                          -       $           -
700-1017-00         $850.00
                                                                                                          -       $           -
700-1018-00         $800.00
                                                                                                          -       $           -
700-1019-00         $720.00   2
                                                                                                          2       $     1,440.00

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
700-1020-00     SBC            SBC P586/233 PCI IDE       HM Systems          H10M233-2FE                           $1,075.00
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm
                               LP, w/ ENET DB
700-1021-00     SBC            SBC P586/233 PCI IDE       HM Systems          H10M233-2F
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm LP
700-1022-00     SBC            SBC AMD K6-200 PCI         HM Systems          H10K200-2FE
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ ENET DB
700-1023-00     SBC            SBC AMD K6-200 PCI         HM Systems          H10K200-2F
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm LP
700-1024-00     SBC            SBC AMD K6-233 PCI         HM Systems          H10K233-2FE
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ ENET DB
700-1025-00     SBC            SBC AMD K6-233 PCI         HM Systems          H10K233-2F
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm LP
700-1026-00     SBC            SBC P586/133               HM SYSTEMS
                               MUSTANG
700-1027-00     SBC            SBC P586/166               HM SYSTEMS
                               MUSTANG
700-1028-00     SBC            SBC P586/166 PCI IDE       HM SYSTEMS          H10M166-2FE2                          $970.00
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm
                               LP, w/ Dual ENET DB
700-1029-00     SBC            SBC P586/200 PCI IDE       HM SYSTEMS          H10M200-2FE2                          $1,045.00
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm
                               LP, w/ Dual ENET DB
700-1030-00     SBC            SBC P586/233 PCI IDE       HM SYSTEMS          H10M233-2FE2
                               SVGA w/1MB 512k
                               cache. 0MB 2 simm
                               LP, w/ Dual ENET DB
700-1031-00     SBC            SBC AMD K6-200 PCI         HM SYSTEMS          H10K200-2FE2
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ Dual ENET DB
700-1032-00     SBC            SBC AMD K6-233 PCI         HM SYSTEMS          H10K233-2FE2
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ Dual ENET DB
700-1033-00     SBC            SBC P586/166 PCI IDE       HM SYSTEMS          H10M166-4E2                           $970.00
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32), w/
                               Dual ENET DB
700-1034-00     SBC            SBC P586/200 PCI IDE       HM SYSTEMS          H10M200-4E2
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32), w/
                               Dual ENET DB
700-1035-00     SBC            SBC P586/233 PCI IDE       HM SYSTEMS          H10M233-4E2
                               SVGA w/1MB 512k
                               cache. 0MB (32 bit
                               EDO, n x 32), w/
                               Dual ENET DB
700-1036-00     SBC            SBC AMD K6-200 PCI         HM SYSTEMS          H10K200-4E2
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ Dual
                               ENET DB
700-1037-00     SBC            SBC AMD K6-233 PCI         HM SYSTEMS          H10K233-4E2
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ Dual
                               ENET DB
700-1038-00     SBC            SBC AMD K6-266 PCI         HM Systems          H10K266-2FE
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ ENET DB
700-1039-00     SBC            SBC AMD K6-300 PCI         HM Systems          H10K300-2FE
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ ENET DB
700-1040-00     SBC            SBC AMD K6-266 PCI         HM SYSTEMS          H10K266-2FE2
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ Dual ENET DB

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
700-1020-00        $810.00
                                                                                                         -       $           -
700-1021-00        $1,025.00
                                                                                                         -       $           -
700-1022-00        $875.00
                                                                                                         -       $           -
700-1023-00        $825.00
                                                                                                         -       $           -
700-1024-00        $900.00
                                                                                                         -       $           -
700-1025-00        $850.00
                                                                                                         -       $           -
700-1026-00        $930.00   3
                                                                                                         3       $     2,790.00
700-1027-00        $880.00   4
                                                                                                         4       $     3,520.00
700-1028-00        $870.00
                                                                                                         -       $           -
700-1029-00        $870.00
                                                                                                         -       $           -
700-1030-00        $1,145.00
                                                                                                         -       $           -
700-1031-00        $945.00
                                                                                                         -       $           -
700-1032-00        $970.00
                                                                                                         -       $           -
700-1033-00        $870.00
                                                                                                         -       $           -
700-1034-00        $1,045.00
                                                         1                                               1       $     1,045.00
700-1035-00        $880.00
                                                                                                         -       $           -
700-1036-00        $945.00
                                                                                                         -       $           -
700-1037-00        $970.00
                                                                                                         -       $           -
700-1038-00        $1,005.00
                                                                                                         -       $           -
700-1039-00        $1,150.00
                                                                                                         -       $           -
700-1040-00        $1,075.00
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
700-1041-00     SBC            SBC AMD K6-300 PCI         HM SYSTEMS          H10K300-2FE2
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm
                               LP, w/ Dual ENET DB
700-1042-00     SBC            SBC AMD K6-266 PCI         HM Systems          H10K266-4E
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ ENET
                               DB
700-1043-00     SBC            SBC AMD K6-300 PCI         HM Systems          H10K300-4E
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ ENET
                               DB
700-1044-00     SBC            SBC AMD K6-266 PCI         HM SYSTEMS          H10K266-4E2
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ Dual
                               ENET DB
700-1045-00     SBC            SBC AMD K6-300 PCI         HM SYSTEMS          H10K300-4E2
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32), w/ Dual
                               ENET DB
700-1046-00     SBC            SBC AMD K6-266 PCI         HM Systems          H10K266-2F
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm LP
700-1047-00     SBC            SBC AMD K6-300 PCI         HM Systems          H10K300-2F
                               IDE SVGA w/1MB 512k
                               cache 0MB, 2 simm LP
700-1048-00     SBC            SBC AMD K6-266 PCI         HM Systems          H10K266-4
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32)
700-1049-00     SBC            SBC AMD K6-300 PCI         HM Systems          H10K300-4
                               IDE SVGA w/1MB 512k
                               cache 0MB (32 bit
                               EDO n x32)
700-1050-00     SBC            SBC, Pentium II            Trenton
                               233MHZ
700-1051-00     SBC            SBC Dual PII 400MHZ,       Diversified         LBC8523
                               PC100 Compatible
                SBC            SBC Dual PII 450MHZ,       Diversified         LBC8525
                               PC100 Compatible
700-1052-00     SBC            SBC Dual PII 300MHZ,       Texas Micro
                               PC100 Compatible
700-1053-00     SBC            SBC HH1 Rev C to           HM Systems          HH1REVUPG
                               Rev E Upgrade
700-1054-00     SBC            SBC Dual PII 400MHZ,       Diversified         LBC8524
                               GX, PC100 Compatible
700-1055-00     SBC            SBC Single                 Diversified         LBC8516
                               Pentium II,
                               400MHZ
700-1056-00     SBC            SBC2300ST, SINGLE
                               PENTIUM II, 300MHZ
700-1057-00     SBC            SBC2400ST, SINGLE
                               PENTIUM II, BX,
                               400MHZ
700-1080-00     SBC            HH1 AMD 400Mhz SBC                                                  sbc              HHI AMP 400
                               Dual Ethernet                                                                        MHZ SBC
700-1058-00     SBC            SBC2450DD, Dual
                               Pentium ii 450mhz,
                               GX, scsi, dual enet
701-1001-00     BPL Untested   BPL Backplane,             NEI                 BP4
                               PCI/ISA, 17 slots, 4
                               fixed segments
701-1002-00     BPL Untested   BPL Backplane, ISA,        NEI                 BP10
                               20 slots,
                               segmentable in
                               groups of 2
701-1003-00     BPL Untested   BPL Segment                NEI                 6000SB
                               bridge for BP10
701-1004-00     BPL Untested   BPL Backplane 14           NEI                                      TriMap           BP14-10/4
                               slots  10 ISA and 4
                               PCI
701-1005-00     BPL Untested   BPL Backplane 14           NEI                                      TriMap           BP14
                               slot ISA Board non
                               segmented
701-1006-00     BPL Untested   BPL Backplane 20           NEI                 ISA20
                               slot ISA,
                               segmentable in
                               groups of 2 slots
701-1007-00     BPL Untested   BPL Segment                NEI
                               bridge for ISA20
701-1008-00     BPL Untested   BPL Backplane              NEI                 BP5-2
                               BP5HC
701-1009-00     BPL Untested   BPL Backplane              NEI                 BP4HC
                               BP4HC

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
700-1041-00        $1,220.00
                                                                                                         -       $           -
700-1042-00        $1,005.00
                                                                                                         -       $           -
700-1043-00        $1,150.00
                                                                                                         -       $           -
700-1044-00        $1,075.00
                                                                                                         -       $           -
700-1045-00        $1,220.00
                                                                                                         -       $           -
700-1046-00        $955.00
                                                                                                         -       $           -
700-1047-00        $1,100.00
                                                                                                         -       $           -
700-1048-00        $955.00
                                                                                                         -       $           -
700-1049-00        $1,100.00
                                                                                                         -       $           -
700-1050-00        $1,451.001
                                                                                                         1       $     1,451.00
700-1051-00        $3,602.003
                                                                         3                               6       $    21,612.00
                   $3,108.00
                                                         3                                               3       $     9,324.00
700-1052-00        $3,845.00
                                                                                                         -       $           -
700-1053-00        $25.00
                                                                                                         -       $           -
700-1054-00        $3,547.00
                                                                                                         -       $           -
700-1055-00        $2,500.001
                                                                                                         1       $     2,500.00
700-1056-00        $1,500.00
                                                                                                         -       $           -
700-1057-00        $1,673.00
                                                                                                         -       $           -
700-1080-00        $990.00    2
                                                                                                         2       $     1,980.00
700-1058-00        $3,262.00
                                                                                                         -       $           -
701-1001-00        $307.84
                                                         11              2               22             35       $    10,774.40
701-1002-00        $426.32
                                                         9               2               20             31       $    13,215.92
701-1003-00        $5.00      85
                                                                                                        85       $       425.00
701-1004-00        $193.00
                                                                                                         -       $           -
701-1005-00        $94.00
                                                                                                         -       $           -
701-1006-00        $695.00
                                                                                                         -       $           -
701-1007-00        $3.25      17
                                                                                                        17       $        55.25
701-1008-00        $492.42
                                                         7        1                                      8       $     3,939.36
701-1009-00        $392.42
                                                         19       8                                     27       $    10,595.34

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
702-1001-00     MBD Untested   MBD Mother Board ATX       Micronics           M7S-HI006
                               for use in P1000
702-1002-00     MBD Untested   MBD 7000-MMB               Sanmina
                               motherboard
703-1001-00     PCA Untested   PCA FLOPPY DRIVE           NEI                                      SANMINA
                               CARRIER
703-1002-00     PCA Untested   PCA SCSI DRIVE             NEI                                      SANMINA
                               CARRIER
703-1003-00     PCA Untested   PCA IDE DRIVE              NEI                                      SANMINA
                               CARRIER
703-1004-00     PCA Untested   PCA MANIFOLD               NEI                                      SANMINA
703-1005-00     PCA Untested   PCA FRONT PANEL            NEI                                      SANMINA
703-1006-00     PCA Untested   PCA FRONT PANEL            NEI                                      CUSTOM
                               CONTROL                                                             COMPUTER
703-1007-00     PCA Untested   PCA BP10                   NEI                                      SANMINA
703-1008-00     PCA Untested   PCA BP4                    NEI                                      SANMINA
703-1009-00     PCA Untested   PCA DISK DRIVE             NEI                                      SANMINA
                               POWER
703-1010-00     PCA Untested   PCA MPC6000                NEI                                      SANMINA
703-1011-00     PCA Untested   PCA ORING                  NEI
703-1012-00     PCA Untested   PCA DISK CARRIER           NEI
                               2.5"
703-1013-00     PCA Untested   PCA P6000 POWER            NEI
                               SUPPLY
703-1014-00     PCA Untested   PCA BUS JUMPER             NEI
                               EVERGREEN
703-1015-00     PCA Untested   PCA CDRom                  NEI
                               Adapter
703-1016-00     PCA Untested   PCA Peripheral             NEI
                               Switch Board
703-1017-00     PCA Untested   PCA SCSI                   NEI
                               Backplane 4 slot
703-1018-00     PCA Untested   PCA SCSI                   NEI
                               Backplane 2 slot
703-1019-00     PCA Untested   PCA Wide SCSI              NEI
                               Drive Carrier SMT
703-1020-00     PCA Untested   PCA Peripheral             NEI
                               Sharing Switch
                               Control Board
703-1021-00     PCA Untested   PCA 7000-1                 Sanmina
703-1022-00     PCA Untested   PCA 7000-2                 Sanmina
703-1023-00     PCA Untested   PCA 7000-3                 Sanmina
703-1024-00     PCA Untested   PCA IDE drive              Sanmina
                               carrier SMT
703-1025-00     PCA Untested   PCA Floppy                 Sanmina
                               carrier SMT
703-1026-00     PCA Untested   PCANarrow SCSI             Sanmina
                               Drive carrier SMT
703-1027-00
703-1028-00
703-1029-00
703-1030-00     PCA Untested   P7000 CDROM
                               ADAPTER BOARD
711-1001-00     Programmed     PROGRAMMED Serial                                                                    XC1765-PD8C
                Part           EPROM dip 8
711-1002-00     Programmed     PROGRAMMED FPGA            Xilinx                                                    XC3064-160-PQFP
                Part
730-1001-00     CARRIER Sub    Carrier, hot               NEI                 carrier/s
                assembly       swappable, SCSI hard
                               drive
730-1002-00     CARRIER Sub    Carrier, P6000             NEI                 Carrier/B
                assembly       blanking
730-1003-00     CARRIER Sub    Carrier, hot               NEI                 Carrier/F
                assembly       swappable,
                               floppy drive
730-1004-00     CARRIER Sub    Carrier, hot               NEI                 Carrier/I
                assembly       swappable, IDE
                               hard drive
730-1005-00     CARRIER Sub    Carrier hot                Sanmina             Carrier/Wide
                assembly       swappable for Wide                             SCSI
                               SCSI drive
730-1006-00     CARRIER Sub    CARRIER HOT                KINGSTON            DE-100I-A/B
                assembly       SWAPPABLE IDE
                               REMOVEABLE
730-1007-00     CARRIER Sub    Carrier, hot               Sanmina
                assembly       swappable, floppy
                               drive SMT
730-1008-00     CARRIER Sub    Carrier, hot               Sanmina
                assembly       swappable, IDE hard
                               drive SMT
703-109-01/01   CARRIER Sub    Carrier, hot               Sanmina
                assembly       swappable, NSCSI
                               drive SMT

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY        Extended Cost
Number              Cost                                            Room                       on Hand          @ 9/30/99
702-1001-00         $161.00
                                                                                                       -        $           -
702-1002-00         $624.56
                                                                                                       -        $           -
703-1001-00         $49.38
                                                                                 60                   60        $     2,962.80
703-1002-00         $52.47
                                                                                                       -        $           -
703-1003-00         $52.47
                                                                                 19                   19        $       996.93
703-1004-00         $126.17
                                                                                 24                   24        $     3,028.08
703-1005-00         $49.72
                                                                          4      13                   17        $       845.24
703-1006-00         $115.47
                                                                                 11                   11        $     1,270.17
703-1007-00         $425.48  3
                                                                                                       3        $     1,276.44
703-1008-00         $307.84
                                                                                                       -        $           -
703-1009-00         $25.09
                                                72                       12                           84        $     2,107.56
703-1010-00         $76.62   8
                                                                                                       8        $       612.96
703-1011-00         $73.84   4
                                                                                          23          27        $     1,993.68
703-1012-00
                                                                                                       -        $           -
703-1013-00                  8
                                                                                                       8        $           -
703-1014-00
                                                                                                       -        $           -
703-1015-00
                                                                                 29                   29        $           -
703-1016-00         $167.47
                                                                          1      39                   40        $     6,698.80
703-1017-00         $39.10
                                                                                                       -        $           -
703-1018-00         $44.40
                                                          59                                          59        $     2,619.60
703-1019-00
                                                          56                                          56        $           -
703-1020-00         $26.30   18
                                                          49                                          67        $     1,762.10
703-1021-00         $9.95
                                                                                                       -        $           -
703-1022-00         $8.85
                                                                                                       -        $           -
703-1023-00
                                                                                                       -        $           -
703-1024-00
                                                                                 11                   11        $           -
703-1025-00         $39.10
                                                                                                       -        $           -
703-1026-00
                                                                                                       -        $           -
703-1027-00         $29.75
                                                                                                       -        $           -
703-1028-00         $8.67
                                                                                                       -        $           -
703-1029-00         $11.40
                                                                                                       -        $           -
703-1030-00
                                                                                                       -        $           -
711-1001-00         $3.71
                                                                                                       -        $           -
711-1002-00         $37.30
                                                                                                       -        $           -
730-1001-00         $60.90
                                                                                                       -        $           -
730-1002-00         $19.00
                                                                                                       -        $           -
730-1003-00         $58.81
                                                                                                       -        $           -
730-1004-00         $60.90
                                                                                                       -        $           -
730-1005-00         $81.91
                                                                                  4                    4        $       327.64
730-1006-00
                                                                                                       -        $           -
730-1007-00         $69.26
                                                                                                       -        $           -
730-1008-00         $60.90
                                                                                                       -        $           -
703-109-01/01       $75.39
                                                                                 110                  110       $     8,292.90

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
730-1010-00     CARRIER Sub    Carrier, hot               Sanmina
                assembly       swappable, Dual
                               Floppy drive SMT
735-1001-00     CHASSIS Sub    Chassis assembly
                assembly       P6000
735-1002-00     CHASSIS Sub    Chassis assembly           Sweeney Metal
                assembly       P6000EXP
735-1003-00     CHASSIS Sub    Chassis Assambly                                                    TriMap           RM4U17-14
                assembly       P2000  19 x 7 x 17 (                                                                 (RM062)
                               14 slot backplane
                               not included)
735-1004-00     CHASSIS Sub    Chassis Assembly                                                    TriMap           RM 4U24-14
                assembly       P2000  19 x 7 x 24                                                                   (RM071)
                               (14  slot backplane
                               not included)
735-1005-00     CHASSIS Sub    Chassis Assembly                                                    Tri-Map          RM4U17-ATX
                assembly       P1000 19 x 7 x 17,
                               motherboard not
                               included
735-1006-00     CHASSIS Sub    CHASSIS Fan                PTI                 FAN-CAGE
                assembly       Assembly; 4
                               replacement fans
                               mounted on bracket
                               for card cage in
                               P6000
740-1001-00     Cable assembly Cable 15',  COAX,          Cybex               CUFC-15
                               VGA, PS/2/AT
                               Keyboard, PS/2
                               /SERIAL Mouse
740-1002-00     Cable assembly Cable, 30', COAX,          Cybex               CUFC-30
                               VGA, PS/2/AT
                               Keyboard, PS/2
                               /SERIAL Mouse
740-1003-00     Cable assembly Cable, 6', COAX,           Cybex               CUFC-6
                               VGA, PS/2/AT
                               Keyboard, PS/2
                               /SERIAL Mouse
740-1004-00     Cable assembly Cable, 8',  COAX,          Cybex               CUFC-8
                               VGA, PS/2/AT
                               Keyboard, PS/2
                               /SERIAL Mouse
740-1005-00     Cable assembly Cable, MPC6000
                               Backplane Control 24"
740-1006-00     Cable assembly Cable Front Panel
                               Controller Data
                               Cable / MP700 Data
740-1007-00     Cable assembly Cable Front Panel
                               Controller Power
                               Cable 5.5"
740-1008-00     Cable assembly Cable, MP700
                               Power  5"
740-1009-00     Cable assembly Cable, Floppy Drive
                               Data 34 conductor,
                               24.5"
740-1010-00     Cable assembly Cable, IDE Single
                               Drive Data 40
                               Conductor, 20"
740-1011-00     Cable assembly Cable, IDE Double
                               Drive Data 40
                               Conductor, 20"
740-1012-00     Cable assembly Cable, CD Rom Drive
                               Data 44 Conductor,
                               24"
740-1013-00     Cable assembly Cable Balance
                               Power Monitor
740-1014-00     Cable assembly Cable, MP700 DIO
                               35"
740-1015-00     Cable assembly Cable, MP700 AUI
                               35"
740-1016-00     Cable assembly Cable, MP700 S1
                               43.5"
740-1017-00     Cable assembly Cable, MP700 S2
                               43.5"
740-1018-00     Cable assembly Cable, Oring to
                               BP Power Harness
740-1019-00     Cable assembly Cable, Backplane
                               Fan Assembly
740-1020-00     Cable assembly Cable, Drive Bay
                               Transition Data
740-1021-00     Cable assembly Cable, MPC6000
                               Power
740-1022-00     Cable assembly Cable, Front
                               Panel Transition
740-1023-00     Cable assembly Cable, Drive
                               Power
740-1024-00     Cable assembly Cable, Floppy Drive
                               Carrier Transition
740-1025-00     Cable assembly Cable, IDE Drive
                               Carrier
                               Transition
740-1026-00     Cable assembly Cable, Narrow SCSi
                               Drive Carrier
                               Transition
740-1027-00     Cable assembly CABLE SERIAL PORT          PI MFG              000-F903
                               WITH BRACKET
740-1028-00     Cable assembly CABLE PARALLEL PORT        PI MFG              000-23201
                               WITH BRACKET
740-1029-00     Cable assembly CABLE EXTERNAL
                               SCSI
740-1030-00     Cable assembly CABLE 2 POSITION           PI MFG              ID-22
                               MODU CONNECTOR RESET

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
730-1010-00         $67.84
                                                                       1       1                          2       $       135.68
735-1001-00         $549.97
                                                                                                          -       $           -
735-1002-00         $527.47
                                                                      35                                 35       $    18,461.45
735-1003-00         $242.00
                                                                                                          -       $           -
735-1004-00         $290.00
                                                                                                          -       $           -
735-1005-00         $242.00
                                                                                                          -       $           -
735-1006-00
                                                                                                          -       $           -

740-1001-00         $59.50
                                                                                                          -       $           -
740-1002-00         $91.00
                                                                                                          -       $           -
740-1003-00         $28.00
                                                                                                          -       $           -
740-1004-00         $38.50
                                                                                                          -       $           -
740-1005-00         $4.57    12
                                                                                                         12       $        54.84
740-1006-00         $3.04    19
                                                                                                         19       $        57.76
740-1007-00         $1.80    12
                                                                                                         12       $        21.60
740-1008-00         $2.40    23
                                                                                                         23       $        55.20
740-1009-00         $10.35
                                                                                                          -       $           -
740-1010-00         $10.38
                                                                                                          -       $           -
740-1011-00         $12.99
                                                                                                          -       $           -
740-1012-00         $6.67    1
                                                                                                          1       $         6.67
740-1013-00         $9.09    5
                                                                                                          5       $        45.45
740-1014-00         $3.78    3
                                                                                                          3       $        11.34
740-1015-00         $3.78    2
                                                                                                          2       $         7.56
740-1016-00         $5.08    3
                                                                                                          3       $        15.24
740-1017-00         $5.08    3
                                                                                                          3       $        15.24
740-1018-00         $9.60    9
                                                                                                          9       $        86.40
740-1019-00         $40.22
                                                                                                          -       $           -
740-1020-00         $5.26    6
                                                                                                          6       $        31.56
740-1021-00         $3.44
                                                                                                          -       $           -
740-1022-00         $3.26
                                                                                                          -       $           -
740-1023-00         $3.08
                                                                                                          -       $           -
740-1024-00         $4.04    9
                                                                                                          9       $        36.36
740-1025-00         $3.20
                                                                                                          -       $           -
740-1026-00         $3.87    15
                                                                                                         15       $        58.05
740-1027-00         $0.46    2
                                                                                                          2       $         0.92
740-1028-00         $0.90    125
                                                                                                         125      $       112.50
740-1029-00
                                                                                                          -       $           -
740-1030-00         $0.70    140
                                                                                                         140      $        98.00

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
740-1031-00     Cable assembly CABLE INTERNAL IDE         PI MFG              940-329              123
                               CONTROL 20"
740-1032-00     Cable assembly CABLE INTERNAL
                               FLOPPY DISK
740-1033-00     Cable assembly CABLE INTERNAL
                               SCSI DISK
740-1034-00     Cable assembly CABLE  INTERNAL
                               PARALLEL PORT
740-1035-00     Cable assembly CABLE FLOPPY ADAPTER
                               POWER
740-1036-00     Cable assembly CABLE PS2 MALE             PI MFG              000-PS-KOI           KRISTA           23642
                               ADAPTER
740-1037-00     Cable assembly CABEL PS2 FEMALE
                               ADAPTER
740-1038-00     Cable assembly CAB;E 44 POSITION          PI MFG              250-CONVERT-IDE
                               IDE CONVERTER
740-1039-00     Cable assembly CABLE 44 POSITION          PI MFG              1200-250
                               2.5" DRIVE DABLE
740-1040-00     Cable assembly CABLE PEB / AEB
740-1041-00     Cable assembly CABLE 16 POSITION
                               MPC6000 TRANSITION
740-1042-00     Cable assembly CABLE MOTHERBOARD          PI MFG              PK-P8P9-EXT
                               POWER EXTENSION
740-1043-00     Cable assembly CABLE EXTERNAL
                               PARALLEL PORT
740-1044-00     Cable assembly CABLE SCSI DRIVE           PI MFG              ID-32
                               LED
740-1045-00     Cable assembly CABLE SVGE                 STARTECK            MXT101
                               EXTENSION 6'
740-1046-00     Cable assembly CABLE 9 POSITION M/F       STARTECK            MXT100
                               EXTENSION 6'
740-1047-00     Cable assembly CABLE SCSI 2 M/M           MICRO ELECRONICS    M03-1196
                               EXTENSION                  INC
740-1048-00     Cable assembly CABLE SCSI 3 .50 M/M
                               EXTENSION
740-1049-00     Cable assembly CABLE SCSI 2 .50 M/M
                               EXTENSION
740-1050-00     Cable assembly CABLE ETHERNET AUI
                               EXTERNAL
740-1051-00     Cable assembly CABLE P6000EX                                                       KRISTA           23513S
                               LINE CARD
740-1052-00     Cable assembly CABEL CAT 5
                               ETHERNET 8'
740-1053-00     Cable assembly CABLE LINE CORD
                               EUROPE
740-1054-00     Cable assembly CABLE MP700 RJ45
                               40"
740-1055-00     Cable assembly CABLE CD ROM
                               DRIVE POWER
740-1056-00     Cable assembly CABLE SCSI II
                               .050 FLAT RIBBON
740-1057-00     Cable assembly CABLE Serial /
                               Parallel Port with
                               Bracket
740-1058-00     Cable assembly CABLE 40 pin IDE for
                               CD Rom drive 24"
740-1059-00     Cable assembly Cable SCSI
                               single drive data
740-1060-00     Cable assembly Cable SCSI two
                               drive data
740-1061-00     Cable assembly Cable SCSI three
                               drive data
740-1062-00     Cable assembly Cable SCSI four
                               drive data
740-1063-00     Cable assembly Cable, Null Modem          PI MFG              833-0706-551
740-1064-00     Cable assembly Cable, Wide SCSI
                               carrier
                               transition
740-1065-00     Cable assembly Cable, IDE CDROM
                               40/40 14"
740-1066-00     Cable assembly Cable, IDE CDROM
                               40/40 18"
740-1066-00     Cable assembly IDE CD ROM 19",
                               SBC2000 TO PSH
740-1067-00     Cable assembly Cable, Floppy
                               Drive Data 34
                               pos 22"
740-1068-00     Cable assembly Cable, Floppy
                               Drive Data 50
                               pos 8"
740-1069-00     Cable assembly Cable, SCSI 68
                               pos 24"
740-1070-00     Cable assembly Cable, PSH
                               control 9"
740-1071-00     Cable assembly Cable, NSCSI
                               Data 50 pos 24"
740-1072-00     Cable assembly Cable, Floppy
                               Data, 34 pos, 13"
740-1073-00     Cable assembly Cable, IDE CD
                               Rom 40/40, 12"
740-1074-00     Cable assembly Cable, HDD Power
740-1075-00     Cable assembly Cable, Floppy
                               Power
740-1076-00     Cable assembly Cable Cluster
                               Stream, 50
                               position
740-1077-00     Cable assembly Cable, 26 pin, Kbd,
                               Mouse, VGA Com
740-1080-00     Cable assembly P7000 FRONT PANEL
740-1081-00     Cable assembly P7000 INTERNAL
                               POWER

NEI Part           Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number             Cost                                            Room                       on Hand            @ 9/30/99
740-1031-00        $0.58
                                                                                                         -       $           -
740-1032-00
                                                                                                         -       $           -
740-1033-00
                                                                                                         -       $           -
740-1034-00        $0.86
                                                                                                         -       $           -
740-1035-00                 5
                                                                                                         5       $           -
740-1036-00        $1.00
                                                                                                         -       $           -
740-1037-00        $0.66
                                                                                                         -       $           -
740-1038-00        $6.50
                                                                                                         -       $           -
740-1039-00        $2.75
                                                                                                         -       $           -
740-1040-00
                                                                                                         -       $           -
740-1041-00
                                                                                                         -       $           -
740-1042-00        $1.22
                                                                                                         -       $           -
740-1043-00
                                                                                                         -       $           -
740-1044-00        $0.75    41
                                                                                                        41       $        30.75
740-1045-00                 7
                                                                                                         7       $           -
740-1046-00
                                                                                                         -       $           -
740-1047-00
                                                                                                         -       $           -
740-1048-00
                                                                                                         -       $           -
740-1049-00
                                                                                                         -       $           -
740-1050-00
                                                                                                         -       $           -
740-1051-00        $0.83
                                                                                                         -       $           -
740-1052-00
                                                                                                         -       $           -
740-1053-00
                                                                                                         -       $           -
740-1054-00
                                                                                                         -       $           -
740-1055-00
                                                                                                         -       $           -
740-1056-00
                                                                                                         -       $           -
740-1057-00        $1.00
                                                                                                         -       $           -
740-1058-00        $9.13
                                                                                                         -       $           -
740-1059-00                 13
                                                                                                        13       $           -
740-1060-00        $16.50
                                                                                                         -       $           -
740-1061-00
                                                                                                         -       $           -
740-1062-00                 2
                                                                                                         2       $           -
740-1063-00        $1.98
                                                         22                                             22       $        43.56
740-1064-00        $10.00   190
                                                                                                        190      $     1,900.00
740-1065-00        $6.76    6
                                                                                                         6       $        40.56
740-1066-00        $6.76
                                                                                                         -       $           -
740-1066-00        $6.76    70
                                                                                                        70       $       473.20
740-1067-00        $7.48    62
                                                                                                        62       $       463.76
740-1068-00        $6.51    22
                                                                                                        22       $       143.22
740-1069-00
                                                                                                         -       $           -
740-1070-00        $3.66    5
                                                                                                         5       $        18.30
740-1071-00        $16.00   70
                                                                                                        70       $     1,120.00
740-1072-00        $6.50
                                                                                                         -       $           -
740-1073-00        $7.24
                                                                                                         -       $           -
740-1074-00
                                                                                                         -       $           -
740-1075-00
                                                                                                         -       $           -
740-1076-00        $17.78
                                                                                                         -       $           -
740-1077-00        $14.69
                                                                                                         -       $           -
740-1080-00        $2.60
                                                                                                         -       $           -
740-1081-00        $5.98
                                                                                                         -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
740-1082-00     Cable assembly P7000 DUAL WSCSI
740-1083-00     Cable assembly P7000 DUAL IDE
740-1084-00     Cable assembly P7000 CD ROM
740-1085-00     Cable assembly P7000 DISK DRIVE
                               POWER
740-1086-00     Cable assembly SERIAL PORT IDC                                                                      VOLEX
                               PIN TO PIN
740-1087-00                    BULKLEAD CABLE
                               ULTRAII WIDE SCSI
780-1001-00     SYSTEM         SYSTEM ENCLOSURE                                                    Tri-Map
                ENCLOSURE      P2000/PCI/24"
                Assembly
780-1002-00     SYSTEM         SYSTEM ENCLOSURE                                                    Tri-Map
                ENCLOSURE      P1000/ATX/17'
                Assembly
780-1003-00     SYSTEM         SYSTEM ENCLOSURE           NEI
                ENCLOSURE      P6000EXP
                Assembly
780-1004-00     SYSTEM         SYSTEM ENCLOSURE                                                    Tri-Map
                ENCLOSURE      P2000/ISA/24"
                Assembly
780-1005-00     SYSTEM         SYSTEM ENCLOSURE           NEI                                                       $1,754.99
                ENCLOSURE      P6000
                Assembly
780-1006-00     SYSTEM         SYSTEM ENCLOSURE                                                    Tri-Map
                ENCLOSURE      P2000/ISA/17"
                Assembly
780-1007-00     SYSTEM         SYSTEM ENCLOSURE 22u       NETSHELETR          NS-22U               Tech Data        83247
                ENCLOSURE      EQUIPMENT RACK             APC Rack            AR1100 22U
                Assembly
780-1008-00     SYSTEM         SYSTEM ENCLOSURE 42u       NETSHELETR          NS-42U               Tech Data        83380
                ENCLOSURE      EQUIPMENT RACK             APC Rack            AR1000 42U
                Assembly
780-1009-00                    System Enclosure
                               P7000
790-1001-00     POWER SUPPLY   Power Supply 350           NEI                 350WATT
                Assembly       watt for P6000
790-1002-00     POWER SUPPLY   Power Supply 400                                                    TriMap           PS400-80
                Assembly       Watt for P2000
790-1003-00     POWER SUPPLY   Power Supply 300                                                    TriMap           PS300-80
                Assembly       Watt for P1000, ATX
790-1004-00     POWER SUPPLY   Power Supply                                   400WATT
                Assembly       400W for P6000EXP
790-1005-00     POWER SUPPLY   150 WATT FOR                                                        Foresight        US155-301
                Assembly       P7000                                                               Elect
805-1001-00     Software 3rd   SOFTWARE WindowsNT         Microsoft           236-00001
                party          Workstation 4.0 OEM
805-1002-00     Software 3rd   SOFTWARE WindowsNt         Microsoft           NTServer 4.0
                party          Server version 4.0,                            OEM
                               OEM
805-1003-00     Software 3rd   SOFTWARE WindowsNt         Microsoft           Ntworkstation
                party          Workstation version
                               4.0, stand alone
805-1004-00     Software 3rd   SOFTWARE Window NT         Microsoft           NT 4.0 Server
                party          Server, version 4.0,                           Add on
                               per user add-on over
                               10 user
805-1005-00     Software 3rd   SOFTWARE WindowsNT         Microsoft           NTserver 50
                party          Server, 50 user                                User
                               licsense pack
805-1006-00     Software 3rd   SOFTWARE WindowsNT         Microsoft           NT Client
                party          Client version                                 3.5.1 Single
                               3.5.1, single user                             User
                               licsense
805-1007-00     Software 3rd   SOFTWARE WindowsNT         Microsoft           NT Client 4.0
                party          Client version 4.0,                            20 User
                               20 user licsense
805-1008-00     Software 3rd   SOFTWARE MS-DOS            Microsoft           147095V622
                party          version 6.22 upgrade

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
740-1082-00         $8.76
                                                                                                          -       $           -
740-1083-00         $5.15
                                                                                                          -       $           -
740-1084-00         $7.10
                                                                                                          -       $           -
740-1085-00         $2.45
                                                                                                          -       $           -
740-1086-00         $0.46
                                                                                                          -       $           -
740-1087-00
                                                                     13                                  13       $           -
780-1001-00         $663.00
                                                                                                          -       $           -
780-1002-00         $557.00
                                                                                                          -       $           -
780-1003-00         $3,029.30
                                                                                                          -       $           -
780-1004-00         $564.00
                                                                                                          -       $           -
780-1005-00         $2,472.48
                                                                                                          -       $           -
780-1006-00         $486.00
                                                                                                          -       $           -
780-1007-00         $1,280.00
                                                                                                          -       $           -
780-1008-00         $1,466.81
                                                                                                          -       $           -
780-1009-00         $267.23
                                                                                                          -       $           -
790-1001-00         $352.00
                                                                                          23             23       $     8,096.00
790-1002-00         $180.00
                                                                                                          -       $           -
790-1003-00         $98.00
                                                                                                          -       $           -
790-1004-00         $567.36
                                                          58                                             58       $    32,906.88
790-1005-00         $106.00
                                                                                                          -       $           -
805-1001-00         $275.23
                                                                                                          -       $           -
805-1002-00         $701.00
                                                                                                          -       $           -
805-1003-00         $275.00
                                                                                                          -       $           -
805-1004-00
                                                                                                          -       $           -
805-1005-00         $1,841.00
                                                                                                          -       $           -
805-1006-00
                                                                                                          -       $           -
805-1007-00
                                                                                                          -       $           -
805-1008-00         $33.00
                                                                                                          -       $           -

NETWORK ENGINES                  P6000 INVENTORY                         9/30/99

NEI Part        Generic Part   Description                Manufacturer        Manufacturer         Distributor      Dist. Part
Number          Type                                                          Part Number                           Number
805-1009-00     Software 3rd   SOFTWARE WindowsNT         Microsoft           227-00367
                party          server 4.0  -  10
                               user
805-1010-00     Software 3rd   SOFTWARE Web load          F5                  Web Balance
                party          balancing software
805-1012-00     Software       SOFTWARE P7000
                               CLUSTERDIRECTOR
805-1013-001
805-1014-00     Software       p7000 cluster
                               control
880-1001-00     Software TLA   SOFTWARE MP 150            PTI                 MP150 Software
                               maintenance system,
                               software only
880-1002-00     Software TLA   SOFTWARE MP150             PTI                 MP150
                               maintenance system,
                               complete package
880-1003-00     Software       SOFTWARE P6000
                               DRIVER LIBRARY

                               Concord Group
                               Exactel/Copernicus

                               Great Plains
                               P6000 and
                               P6000EXP
                               Canton P6000/EXP

                               Total P6000/EXP
                               Inventory

                               West Coast Demo
                               Ciber Network
                               Global Network
                               Intervu
                               Telecommunications
                               Microsoft DC
                               Wells Fargo
                               Intel
                               Learningstation

NEI Part            Unit     Rack 1   Rack 2     Rack 3    Table    Back     Cube     Trailer  Total QTY          Extended Cost
Number              Cost                                            Room                       on Hand            @ 9/30/99
805-1009-00         $948.00
                                                                                                          -       $           -
805-1010-00
                                                                                                          -       $           -
805-1012-00
                                                                                                          -       $           -
805-1013-001
                                                                                                          -       $           -
805-1014-00
                                                                                                          -       $           -
880-1001-00
                                                                                                          -       $           -
880-1002-00
                                                                                                          -       $           -
880-1003-00         $3.00
                                                                                                          -       $           -
                                                                    Concord Group                                 $   276,343.82
                                                                                                                  $    12,763.00
                                                                    Exactel/Copernicus                            $     5,000.00
                                                                                                                  --------------
                                                                    Great Plains                                  $   294,106.82
                                                                    P6000/EXP                                     $    17,579.99
                                                                    Canton P6000/EXP                              $    25,094.27
                                                                                                                  --------------
                                                                    Total P6000/EXP Inventory                     $   336,781.08
                                                                                                                  ==============
                                                                    West Coast Demo                               $     7,395.00
                                                                    Ciber Network
                                                                    Global Network                  8/17/99       $    14,753.00
                                                                    Intervu                                       $    11,832.00
                                                                    Telecommunications              9/23/99       $            -
                                                                    Microsoft DC                                  $    10,354.00
                                                                    Wells Fargo                      7/6/99
                                                                    Intel
                                                                    Learningstation                               $     8,707.00

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   1
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

Ranges:                 From               To:                       From:       To:
      Item Number       First              Last    Commodity Code    First       Last
      Item Description  First              Last
      Item Generic      First              Last
      Bin               First              Last
      Site              P6000              P6000
      Account Number    From:  -  -  -
                        To:    -  -  -

Sorted By Site By:  Item Number
Include items with zero quantities:  No
     Include Serial/Lot numbers:  Yes

Item Number                Item Description                                          QTY On Hand       QTY Allocated
-----------------------------------------------------------------------------------------------------------------------
                   QTY Back         QTY On Order           QTY Requisitioned        Current Cost      Inventory Value
                   Ordered
-----------------------------------------------------------------------------------------------------------------------
130-1031-00                    RES-NET 1K OHM 10PIN 9RES                                        190                  0
                            0                        0                         0             $0.150             $28.50
130-1065-00                    RES, CHIP, OE, O.1W                                            2,901                  0
                            0                        0                         0             $0.004             $11.60
140-1003-00                    DIODE LED BAR GRAPH 10 SEGMENT GREEN                              23                  0
                            0                        0                         0             $1.830             $42.09
140-1006-00                    DIODE LED 3MM PC MNT GREN                                        178                  0
                            0                        0                         0             $0.230             $40.94
140-1007-00                    DIODE LED 3MM PC MNT YEL                                         208                  0
                            0                        0                         0             $0.230             $47.84
140-1008-00                    DIODE LED BICOLOR RED/GRN WHT DIFF T-1                           349                  0
                            0                        0                         0             $0.630            $219.87
140-1009-00                    DIODE LED 1 DIGIT GREEN COMMON CATHODE                            20                  0
                            0                        0                         0             $2.030             $40.60
140-1016-00                    DIODE LED GREEN CLEAR LENS SMD                                 1,335                  0
                            0                        0                         0             $0.210            $320.40
140-1032-00                    DIODE LED GREEN CLEAR LENS SMT                                    40                  0
                            0                        0                         0             $0.210              $9.60
160-1001-00                    FUSE POLYSWITCH RUE SERIES 3.0 AMPS                               30                  0
                            0                        0                         0             $0.990             $29.70
160-1003-00                    FUSE 6.30A FAST ACTING 5 X 20MN                                   93                  0
                            0                        0                         0             $0.250             $23.25
160-1004-00                    FUSE POLYSWITCH RUE SERIES 4.0 AMPS                               27                  0
                            0                        0                         0             $0.830             $22.41
160-1006-00                    FUSE POLY FUSE PTC 1.1A 6VDC RESETTABLE 1812L                     21                  0
                            0                        0                         0             $0.410              $8.61

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   2
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

170-1001-00                    INDUCTOR FILTER LINE IEC                                          10                  0
                            0                        0                         0             $6.970             $69.70
172-1002-00                    SWITCH SPST PC MT MOM SQUARE RED                                   6                  0
                            0                        0                         0             $1.600              $9.60
172-1003-00                    SWITCH PC MT SPST MOM FLT SQ WHT                                   5                  0
                            0                        0                         0             $1.600              $8.00
172-1004-00                    SWITCH SLIDE SPDT RT ANGLE 30V                                   214                  0
                            0                        0                         0             $0.420             $89.88
172-1007-00                    SWITCH P2000/5000                                                 18                  0
                            0                        0                         0             $0.000              $0.00
172-1008-00                    SWITCH 8 POSITION DIP                                            474                  0
                            0                        0                         0             $0.000              $0.00
172-1009-00                    SWITCH PC MOUNT SPST MOM SQ WHT                                   60                  0
                            0                        0                         0             $2.230            $133.80
172-1010-00                    SWITCH 4 POSITION ST DIP TIN, LOW PROFILE                         28                  0
                            0                        0                         0             $0.650             $18.20
180-1003-00                    CONNECTOR HEADER SHROUDED 40 POS STRAIGHT                         35                  0
                            0                        0                         0             $2.200             $77.00
180-1004-00                    CONNECTOR HEADER SHROUDED 50 POS STRAIGHT                         63                  0
                            0                        0                         0             $2.720            $171.36
180-1005-00                    CONNECTOR 40 PIN MALE TRANSITION                                 111                  0
                            0                        0                         0             $1.700            $188.70
180-1007-00                    CONNECTOR HEADER 4-PIN PCB ASSEMBLY TIN                           63                  0
                            0                        0                         0             $0.620             $39.06
180-1010-00                    CONNECTOR 2 CIRCUIT HEADER, .100 RT ANGLE                        164                  0
                            0                        0                         0             $0.130             $21.32
180-1011-00                    CONNECTOR SHROUDED HEADER 50 POS RT ANGLE                        225                  0
                            0                        0                         0             $2.270            $510.75
180-1013-00                    CONNECTOR PCI                                                    110                  0
                            0                        0                         0             $1.100            $121.00
180-1014-00                    CONNECTOR 34 POSITION TRANSITION IDC                             113                  0
                            0                        0                         0             $1.600            $180.80
180-1016-00                    CONNECTOR 2POS HEADR VERT MNT TIN COM                             30                  0
                            0                        0                         0             $0.440             $13.20
180-1017-00                    CONNECTOR 50 PIN MALE TRANSITION                                 158                  0
                            0                        0                         0             $1.970            $311.26
180-1018-00                    CONNECTOR HEADER ST DUAL ROW M GOLD 72 PIN                        47                  0
                            0                        0                         0             $1.740             $81.78
180-1021-00                    CONNECTOR 16 POSITION TRANSITION                                 111                  0

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   3
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

                            0                        0                         0             $1.080            $119.88
180-1022-00                    CONNECTOR 12 PIN                                                  71                  0
                            0                        0                         0             $2.200            $156.20
180-1023-00                    CONNECTOR HEADER CONN 3POS SOCKET IN UNI                          17                  0
                            0                        0                         0             $0.550              $9.35
180-1027-00                    CONNECTOR 2 BY X HEADER                                          500                  0
                            0                        0                         0             $0.000              $0.00
18-1028-00                     CONNECTOR 1 BY 36 .235                                            94                  0
                            0                        0                         0             $0.000              $0.00
180-1030-00                    CONNECTOR 12 PIN HEADER .156                                       7                  0
                            0                        0                         0             $1.280               8.96
180-1031-00                    IC 14 PIN DIP SOCKET IC 14 POS PHOS BRZ TIN                       67                  0
                            0                        0                         0             $0.070              $4.69
180-1038-00                    CONNECTOR 50 PIN FEMALE RCPT GOLD S/C W/POL K                     81                  0
                            0                        0                         0             $2.660            $215.46
180-1041-00                    CONNECTOR 16POS RECEPT GOLD W/POL UNI                            103                  0
                            0                        0                         0             $0.860             $88.58
180-1043-00                    CONNECTOR 40 PIN GOLD S/C W/POL KEY                              107                  0
                            0                        0                         0             $2.200            $235.40
180-1044-00                    CONNECTOR 20 POSITION IDC                                         24                  0
                            0                        0                         0             $0.000              $0.00
180-1045-00                    CONNECTOR 26 POSITION IDC                                         29                  0
                            0                        0                         0             $0.000              $0.00
180-1046-00                    CONNECTOR 50 PIN FEMALE CARD EDGE                                 98                  0
                            0                        0                         0             $5.900            $578.20
180-1047-00                    CONNECTOR 15 POSITION FEMALE IDC                                 116                  0
                            0                        0                         0             $0.750             $87.00
180-1048-00                    CONNECTOR 10 PIN GOLD S/C W/POL KEY                               12                  0
                            0                        0                         0             $1.120             $13.44
180-1049-00                    CONNECTOR RECEPT 44 POS. 2.OMM IDC                                76                  0
                            0                        0                         0             $1.717            $267.52
180-1051-00                    CONNECTOR 50 POSITION FEMALE IDC                                   9                  0
                            0                        0                         0             $0.000              $0.00
180-1052-00                    CONNECTOR 68 POSITION MALE IDC SCSI3                               8                  0
                            0                        0                         0             $7.000             $56.00
180-1054-00                    CONNECTOR 9 POSITION MALE IDC                                     25                  0
                            0                        0                         0             $0.750             $18.75
180-1055-00                    CONNECTOR 10 POSITION MODU                                       152                  0
                            0                        0                         0             $0.680            $103.36

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   4
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

180-1056-00                    CONNECTOR 3 CIRCUIT TERMINAL HOUSING, .100                        98                  0
                            0                        0                         0             $0.120             $11.76
180-1057-00                    CONNECTOR 2 PIN MOLEX                                            703                  0
                            0                        0                         0             $0.720            $506.16
180-1058-00                    CONNECTOR 2 PIN LOCKING SOCKET                                    16                  0
                            0                        0                         0             $0.000              $0.00
180-1059-00                    CONNECTOR MOLEX 8 PIN                                             72
                            0                        0                         0             $0.000              $0.00
180-1060-00                    CONNECTOR 6 POSITION MODU                                        352                  0
                            0                        0                         0             $0.280              $0.00
180-1061-00                    CONNECTOR 2 POSITION MODU                                         67                  0
                            0                        0                         0             $0.000              $0.00
180-1062-00                    CONNECTOR 16 POSITION MODU                                       362                  0
                            0                        0                         0             $1.430            $517.66
180-1063-00                    CONNECTOR 26 POSITION MODU                                        37                  0
                            0                        0                         0             $2.010             $74.37
180-1064-00                    CONNECTOR 12 POSITION HOUSING                                     10                  0
                            0                        0                         0             $0.870              $8.70
180-1065-00                    CONNECTOR 15 POSITION CONTACT HOUSING                              4                  0
                            0                        0                         0             $1.220              $4.88
180-1071-00                    CONNECTOR 34 PIN GOLD S/C W/POL KEY                              189                  0
                            0                        0                         0             $0.905            $364.77
180-1074-00                    CONNECTOR SOCKET 4 POSITION FREE HANGING                           6                  0
                            0                        0                         0             $0.400              $2.40
180-1076-00                    CONNECTOR 6 PIN TERMINAL HOUSING .156                              8                  0
                            0                        0                         0             $0.470              $3.76
180-1077-00                    CONNECTOR 3 PIN TERMINAL HOUSING .156                              7                  0
                            0                        0                         0             $0.240              $1.68
180-1078-00                    CONNECTOR 15 PIN MALE CRIMP                                       37                  0
                            0                        0                         0             $0.460             $17.02
180-1085-00                    CONNECTOR SHORTING JUMPER 2 POSITION                             275                  0
                            0                        0                         0             $2.000            $550.00
180-1086-00                    CONNECTOR PIN 3 POS MATE-N-LOK MALE                              100                  0
                            0                        0                         0             $0.070              $7.00
180-1087-00                    CONNECTOR MOLEX PIN                                              100                  0
                            0                        0                         0             $0.000              $0.00
180-1088-00                    CONNECTOR SOCKET 20-14 AWG TIN                                 1,200                  0
                            0                        0                         0             $1.000          $1,200.00
180-1089-00                    CONNECTOR PIN FEMALE MODU                                        200                  0

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   5
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

                            0                        0                         0             $0.090             $18.00
180-1090-00                    CONNECTOR TERMINAL CRIMP .156                                    130
                            0                        0                         0             $0.730             $94.90
180-1091-00                    CONNECTOR PIN MATE-N-LOK                                         600                  0
                            0                        0                         0             $0.070             $42.00
180-1092-00                    CONNECTOR CONTACT 24-18 AWG TIN SOCKET                           560                  0
                            0                        0                         0             $0.000              $0.00
180-1093-00                    CONNECTOR PANEL MOUNT 4 CIRCUIT                                  101                  0
                            0                        0                         0             $0.380             $38.38
180-1094-00                    CONNECTOR CONTACT 24-18 AWG TIN PIN                              156                  0
                            0                        0                         0             $0.100             $15.60
180-1095-00                    CONNECTOR, 2 PIN HEADER .100"                                     19                  0
                            0                        0                         0             $0.890             $16.91
180-1096-00                    CONNECTOR, 50 PIN SMT                                             89                  0
                            0                        0                         0             $3.100            $275.00
180-1097-00                    CONNECTOR, DISK DRIVE POWER, 4 PIN, MALE, RA                     118                  0
                            0                        0                         0             $0.450             $53.10
180-1099-00                    CONNECTOR, SHROUDED HEADER 40 POS RT ANGLE                        50                  0
                            0                        0                         0             $1.710             $85.50
180-1100-00                    CONNECTOR, SHROUDED HEADER 34 POS RT ANGLE                        44                  0
                            0                        0                         0             $1.830             $80.52
180-1101-00                    CONNECTOR, 4 CIRCUIT HEADER .100 RA                              100                  0
                            0                        0                         0             $0.260             $26.00
180-1102-00                    CONNECTOR 10 PN IDC TRANSITION                                   127                  0
                            0                        0                         0             $0.400             $50.80
180-1103-00                    CONNECTOR 68 POSITION MALE IDC TRANSITION                         90                  0
                            0                        0                         0             $4.000            $360.00
180-1104-00                    CONNECTOR 4CIRCUIT SIP STRAIGHT .100                             100                  0
                            0                        0                         0             $0.230             $23.00
180-1105-00                    CONNECTOR 3 CIRCUIT SIP STRAIGHT .100                             97                  0
                            0                        0                         0             $0.180             $17.46
180-1106-00                    CONNECTOR 68 POSITION SUBMINIATURE D                             100                  0
                            0                        0                         0             $5.030            $503.00
180-1107-00                    CONNECTOR 25 DUAL POSITION CARD EDGE                               5                  0
                            0                        0                         0             $2.740             $13.70
180-1108-00                    CONNECTOR 3 CIRCUIT SIP RA .100                                  310                  0
                            0                        0                         0             $0.180             $55.80
180-1109-00                    CONNECTOR, RECEPTICAL, 4 PIN RA                                   60                  0
                            0                        0                         0             $0.150              $9.00

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   6
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

180-1129-00                    CONNECTOR, RECEPTACLE, SCSI, 68 PIN, INTERNAL                     67                  0
                            0                        0                         0             $1.880            $125.96
180-1132-00                    CONNECTOR, PLUG, 26 PIN, PARALLEL                                 49                  0
                            0                        0                         0             $0.660             $32.34
180-1134-00                    HEADER, 30 PIN, 2X15                                             300                  0
                            0                        0                         0             $1.420            $426.00
180-1135-00                    HEADER, 3 PIN, 1X3                                               100                  0
                            0                        0                         0             $0.070              $7.00
180-1136-00                    HEADER, 4 PIN, 1X4                                               173                  0
                            0                        0                         0             $0.050              $8.65
180-1137-00                    HEADER, 4 PIN, 1X4                                               255                  0
                            0                        0                         0             $0.050             $12.75
180-1138-00                    HEADER, 2 PIN, 1X2                                               174                  0
                            0                        0                         0             $0.050              $8.70
180-1139-00                    HEADER 2 PIN, 1X2                                                 70                  0
                            0                        0                         0             $0.030              $2.10
180-1145-00                    CONNECTOR .100 KK CRIMP TERMINAL 18-20 GA.                        20                  0
                            0                        0                         0             $0.180              $3.60
180-1146-00                    RECEPTICAL 4 POSITION 5.25" PWR                                   90                  0
                            0                        0                         0             $0.000              $0.00
180-1158-00                    CONNECTOR 5 PIN TERMINAL HOUSING .156                             69                  0
                            0                        0                         0             $0.120              $8.28
181-1001-00                    HEADER SHROUDED 10 POS STRAIGHT                                   97                  0
                            0                        0                         0             $0.000              $0.00
181-1005-00                    ADAPTER RJ45 6 POSITION T                                         91
                            0                        0                         0             $0.340             $30.94
181-1006-00                    ADAPTER TRANSCEIVER TWISTED PAIR                                   6                  0
                            0                        0                         0            $22.500            $135.00
181-1007-00                    ADAPTER DUAL PORT ETHERNET                                        10                  0
                            0                        0                         0             $4.230             $42.30
182-1001-00                    TERMINATOR SCSI 50 PIN                                            16                  0
                            0                        0                         0             $6.500            $104.00
182-1003-00                    TERMINATOR SCSI MALE TO FEMALE                                     7                  0
                            0                        0                         0             $0.000              $0.00
212-1008-00                    MECHANIC GASKET RUBBER CALDOOR                                 1,001                  0
                            0                        0                         0             $1.430          $1,431.43
306-1012-00                    4.5GB SCSI HARD DRIVE 7,200 RPM 3.5"                               4                  0
                            0                        0                         0           $443.980          $1,775.92
306-1017-00                    4.5GB ULTRA WSCSI HARD DRIVE 7,200 RPM 3.5"                        7                  0

System:   04/03/2000  7:54:03 PM     Network Engines, Inc.       Page:   7
User Date: 4/03/2000                  STOCK STATUS REPORT        User ID:  DougB
                                      Inventory Control

                            0                        0                         0           $469.240          $3,284.68
740-1029-00                    CABLE EXTERNAL SCSI                                                3                  0
                            0                        0                         0             $0.000              $0.00
740-1031-00                    CABLE INTERNAL IDE CONTROL 20"                                    59                  0
                            0                        0                         0             $0.580             $34.22
740-1033-00                    CABLE INTERNAL SCSI DISK                                          10                  0
                            0                        0                         0             $0.000              $0.00
740-1037-00                    CABLE PS2 FEMALE ADAPTER                                           6                  0
                            0                        0                         0             $0.000              $0.00
740-1038-00                    CABLE 44 POSITION IDE CONVERTER                                   23                  0
                            0                        0                         0             $6.500            $149.50
740-1039-00                    CABLE 44 POSITION 2.5" DRIVE CABLE                                 5                  0
                            0                        0                         0             $2.750             $13.75
740-1040-00                    CABLE PEB/AEB                                                      8                  0
                            0                        0                         0             $0.000              $0.00
740-1042-00                    CABLE MOTHERBOARD POWER EXTENSION                                 29                  0
                            0                        0                         0             $1.220             $35.38
740-1043-00                    CABLE EXTERNAL PARALLEL PORT                                       6                  0
                            0                        0                         0             $0.000              $0.00
740-1046-00                    CABLE 9 POSITION M/F EXTENSION 6'                                 19                  0
                            0                        0                         0             $0.000              $0.00
740-1047-00                    CABLE SCSI 2 M/M EXTENSION                                         1                  0
                            0                        0                         0             $0.000              $0.00
740-1049-00                    CABLE SCSI 2 .50 M/M EXTENSION                                     4                  0
                            0                        0                         0             $0.000              $0.00
740-1050-00                    CABLE ETHERNET AUI EXTERNAL                                        7                  0
                            0                        0                         0             $0.000              $0.00
740-1052-00                    CABEL CAT 5 ETHERNET 8'                                            1                  0
                            0                        0                         0             $0.000              $0.00
740-1053-00                    CABLE LINE CORD EUROPE                                             5                  0
                            0                        0                         0             $0.830              $4.15
        126 Items for Site: P6000                      Total Inventory Value for Site P6000                 $17,579.99
                                                                               Total Inventory Value        $17,579.99

----------------------------------------------------------------------
Network Engines, Inc.
----------------------------------------------------------------------
P6000 Stock Removed by  Copernicus Systems, Inc.
----------------------------------------------------------------------
March, 2000
----------------------------------------------------------------------
          Part #                Qty           Cost       Total Cost
----------------------------------------------------------------------
100-002-00                            48          0.75         $36.00
----------------------------------------------------------------------
100-1006-00                          119          0.58         $63.80
----------------------------------------------------------------------
100-1007-00                           18          0.63         $11.34
----------------------------------------------------------------------
100-1008-00                          132           2.4        $316.80
----------------------------------------------------------------------
100-1009-00                            8           1.6         $12.80
----------------------------------------------------------------------
100-1010-00                           28          0.33          $9.24
----------------------------------------------------------------------
100-1011-00                           50         0.332         $16.60
----------------------------------------------------------------------
100-1012-00                           48          0.72         $34.56
----------------------------------------------------------------------
100-1013-00                          133          0.66         $87.78
----------------------------------------------------------------------
100-1016-00                           19          0.08          $1.52
----------------------------------------------------------------------
100-1018-00                          116          2.95        $342.20
----------------------------------------------------------------------
100-1019-00                           20          0.13          $2.60
----------------------------------------------------------------------
100-1021-00                           19          0.28          $5.32
----------------------------------------------------------------------
100-1022-00                           35          0.12          $4.20
----------------------------------------------------------------------
103-1006                            1188          1.99      $2,364.12
----------------------------------------------------------------------
103-1006-00                            0          1.99          $0.00
----------------------------------------------------------------------
103-1008-00                            0             0          $0.00
----------------------------------------------------------------------
103-1009-00                            0             0          $0.00
----------------------------------------------------------------------
120-1001-00                          250          0.23         $57.50
----------------------------------------------------------------------
120-1002-00                           60          0.11          $6.60
----------------------------------------------------------------------
120-1004-00                          112          0.83         $92.96
----------------------------------------------------------------------
120-1005-00                           75          2.05        $153.75
----------------------------------------------------------------------
120-1006-00                          643           3.5        $255.50
----------------------------------------------------------------------
120-1007-00                          131          0.61         $79.91
----------------------------------------------------------------------
120-1008-00                          104          0.18         $18.72
----------------------------------------------------------------------
120-1009-00                          106          0.53         $56.18
----------------------------------------------------------------------
120-1010-00                           42           4.5        $189.00
----------------------------------------------------------------------
120-1011-00                          181          0.25         $45.25
----------------------------------------------------------------------
120-1012-00                          413          0.37        $152.81
----------------------------------------------------------------------
120-1013-00                         1037          0.33        $342.21
----------------------------------------------------------------------
120-1014-00                          156          0.68        $106.08
----------------------------------------------------------------------
120-1015-00                         1125           0.4        $450.00
----------------------------------------------------------------------
120-1016-00                          799          0.57        $455.43
----------------------------------------------------------------------
120-1017-00                           32          1.63         $52.16
----------------------------------------------------------------------
120-1018-00                          426          0.49        $208.74
----------------------------------------------------------------------
120-1019-00                           52          0.79         $41.08
----------------------------------------------------------------------
120-1021-00                          615          0.34        $209.10
----------------------------------------------------------------------
120-1022-00                           31          1.15         $35.65
----------------------------------------------------------------------

----------------------------------------------------------------------
120-1023-00                           78          0.11          $8.58
----------------------------------------------------------------------
120-1035-00                          825          0.15        $123.75
----------------------------------------------------------------------
120-1050-00                          212          0.19         $40.28
----------------------------------------------------------------------
120-1065-00                            0             0          $0.00
----------------------------------------------------------------------
130-1001-00                            0             0          $0.00
----------------------------------------------------------------------
130-1002-00                          134          0.04          $5.36
----------------------------------------------------------------------
130-1004-00                           54          0.04          $2.15
----------------------------------------------------------------------
130-1005-00                         4720          0.02         $94.40
----------------------------------------------------------------------
130-1006-00                         4412          0.02         $88.24
----------------------------------------------------------------------
130-1007-00                          182          0.04          $7.28
----------------------------------------------------------------------
130-1008-00                          170          0.04          $6.80
----------------------------------------------------------------------
130-1010-00                           41          0.04          $1.65
----------------------------------------------------------------------
130-1011-00                          103          0.04          $4.12
----------------------------------------------------------------------
130-1013-00                          106          0.04          $4.24
----------------------------------------------------------------------
130-1014-00                          828          0.02         $16.56
----------------------------------------------------------------------
130-1015-00                         4212          0.02          $8.24
----------------------------------------------------------------------
130-1016-00                          102          0.04          $4.08
----------------------------------------------------------------------
130-1017-00                          239          0.04          $9.56
----------------------------------------------------------------------
130-1018-00                           84          0.89         $74.76
----------------------------------------------------------------------
130-1019-00                           75          0.89         $66.75
----------------------------------------------------------------------
130-1020-00                           15          0.89         $13.35
----------------------------------------------------------------------
130-1021-00                           54          0.89         $48.06
----------------------------------------------------------------------
130-1022-00                           55          0.89         $48.95
----------------------------------------------------------------------
130-1023-00                            5          0.89          $4.45
----------------------------------------------------------------------
130-1028-00                          293          0.04         $11.72
----------------------------------------------------------------------
130-1029-00                           44          0.35         $15.40
----------------------------------------------------------------------
130-1032-00                           84          0.26         $21.84
----------------------------------------------------------------------
130-1033-00                           18          1.19         $21.42
----------------------------------------------------------------------
130-1034-00                          553          1.19        $658.07
----------------------------------------------------------------------
130-1035-00                           18          1.19         $21.42
----------------------------------------------------------------------
130-1036-00                           35          1.19         $41.65
----------------------------------------------------------------------
130-1037-00                           30          0.74         $22.20
----------------------------------------------------------------------
130-1038-00                          134          1.37        $183.58
----------------------------------------------------------------------
130-1039-00                          106          1.37        $145.22
----------------------------------------------------------------------
130-1046-00                           40          1.18         $47.20
----------------------------------------------------------------------
130-1047-00                          176          1.18        $207.68
----------------------------------------------------------------------
130-1050-00                           24          0.02          $0.48
----------------------------------------------------------------------
130-1051-00                         4212          0.02         $84.24
----------------------------------------------------------------------
130-1053-00                          109          0.11         $11.99
----------------------------------------------------------------------
130-1054-00                          169          0.03          $5.07
----------------------------------------------------------------------
130-1073-00                            0             0          $0.00
----------------------------------------------------------------------
130-089-00                          4841          0.03        $145.23
----------------------------------------------------------------------
140-1002-00                          519           1.1        $570.90
----------------------------------------------------------------------
140-1005-00                          125          0.18         $22.50
----------------------------------------------------------------------
140-1010-00                           54          0.48         $25.92
----------------------------------------------------------------------

----------------------------------------------------------------------
140-1012-00                           98          0.47         $46.06
----------------------------------------------------------------------
140-1013-00                           20          0.91         $18.20
----------------------------------------------------------------------
140-1014-00                           53          1.44         $76.32
----------------------------------------------------------------------
140-1015-00                           43          2.83        $121.69
----------------------------------------------------------------------
140-1017-00                           55          3.25        $178.75
----------------------------------------------------------------------
140-1018-00                           47          0.23         $10.81
----------------------------------------------------------------------
140-1019-00                          201          0.11         $22.11
----------------------------------------------------------------------
140-1020-00                          633           0.2        $126.50
----------------------------------------------------------------------
140-1021-00                          100          0.11         $11.00
----------------------------------------------------------------------
140-1022-00                           10           7.5         $75.00
----------------------------------------------------------------------
140-1023-00                            2             1          $2.00
----------------------------------------------------------------------
140-1024-00                           21           3.2         $67.20
----------------------------------------------------------------------
140-1025-00                          105          0.23         $24.15
----------------------------------------------------------------------
140-1026-00                           45          0.23         $10.35
----------------------------------------------------------------------
140-1027-00                          167          2.25        $375.75
----------------------------------------------------------------------
140-1028-00                            6          0.36          $2.16
----------------------------------------------------------------------
141-1001-00                          237           0.3         $71.10
----------------------------------------------------------------------
141-1002-00                          120          2.75        $330.00
----------------------------------------------------------------------
141-1003-00                         2353           1.6      $3,764.80
----------------------------------------------------------------------
141-1004-00                           89          0.52         $46.28
----------------------------------------------------------------------
141-1006-00                           13          2.02         $26.26
----------------------------------------------------------------------
141-1007-00                          368          1.79        $658.72
----------------------------------------------------------------------
141-1008-00                            0             0          $0.00
----------------------------------------------------------------------
141-1014-00                          118          0.05          $5.90
----------------------------------------------------------------------
142-1001-00                           47          0.68         $31.96
----------------------------------------------------------------------
142-1002-00                           51          1.55         $79.05
----------------------------------------------------------------------
142-1003-00                           19          2.45         $46.55
----------------------------------------------------------------------
142-1005-00                            0             0          $0.00
----------------------------------------------------------------------
142-1006-00                           84          2.25        $189.00
----------------------------------------------------------------------
142-1007-00                           32         17.24         $51.72
----------------------------------------------------------------------
142-1008-00                            4           2.4          $9.60
----------------------------------------------------------------------
151-1001-00                           50          1.66         $83.00
----------------------------------------------------------------------
160-1005-00                          417          0.21         $87.57
----------------------------------------------------------------------
160-1008-00                          100         0.445         $44.50
----------------------------------------------------------------------
170-1002-00                           25          2.64         $66.00
----------------------------------------------------------------------
170-1003-00                           53          7.01        $371.53
----------------------------------------------------------------------
170-1004-00                           27          3.75        $101.25
----------------------------------------------------------------------
172-1005-00                           20          1.78         $35.60
----------------------------------------------------------------------
172-1006-00                           30          1.69         $50.70
----------------------------------------------------------------------
180-1024-00                          447          6.52      $2,914.44
----------------------------------------------------------------------
180-1025-00                          184          8.64      $1,589.76
----------------------------------------------------------------------
108-1026-00                           29          2.17         $62.93
----------------------------------------------------------------------
180-1111-00                            6            10         $60.00
----------------------------------------------------------------------
180-1113-00                            5          4.18         $20.90
----------------------------------------------------------------------
180-116-00                             8             3         $24.00
----------------------------------------------------------------------

----------------------------------------------------------------------
180-1117-00                            8             3         $24.00
----------------------------------------------------------------------
180-1118-00                          163           2.1        $342.30
----------------------------------------------------------------------
180-1120-00                          235          5.82      $1,367.70
----------------------------------------------------------------------
180-1123-00                            0          1.41          $0.00
----------------------------------------------------------------------
180-1125-00                          180          2.15        $387.00
----------------------------------------------------------------------
180-1126-00                           72           1.8        $129.60
----------------------------------------------------------------------
180-1128-00                          160          2.45        $392.00
----------------------------------------------------------------------
180-1129-00                            0                        $0.00
----------------------------------------------------------------------
180-1154-00                           96             5        $480.00
----------------------------------------------------------------------
180-1157-00                         1166           0.4        $466.40
----------------------------------------------------------------------
181-1004-00                           44          0.55         $24.20
----------------------------------------------------------------------
181-1003-00                           46          0.69         $31.74
----------------------------------------------------------------------
210-1088-00                         6274         0.019        $119.21
CDR1S10PK (80663D)                    60
                                                        -------------
                                                           $25,094.27
                                                        =============
----------------------------------------------------------------------

                                                                   Schedule 1(c)

[GRAPHIC: NETWORK ENGINES]

Network Engines
ClusterDirector(TM)
User's Manual

61 Pleasant Street
Randolph MA 02368
Phone: 781-961-4400
Fax: 781 961-4508
Revision B

                                                                      June, 1998

Warranty

Network Engines, Inc. (NEI) warrants its Products for a period of one (1) year from the date of shipment to be free from defects in material and workmanship provided the Products are installed, operated and maintained in accordance with NEI specifications. Equipment purchased under this Agreement will be newly manufactured by NEI from new and serviceable used parts which are equivalent to new in performance in this Equipment. During the warranty period, NEI will, at its option repair or replace any Equipment it deems to be defective. Warranty service is return-to-factory and a Return Material Authorization (RMA) number must be obtained from NEI Customer Support before any Equipment may be returned. Standard warranty repair turn-around time is approximately ten (10) business days after receipt of the defective product, FOB Randolph, MA 02368. Repaired or replaced Equipment will be warranted for the remainder of the standard warranty period.

Exclusions, Disclaimers and Limits on Warranty

a) No Other Warranties. No representation or other affirmation of fact, oral or written, including but not limited to statements regarding capacity, suitability for use or performance of Products, whether made by NEI employees or otherwise, shall be deemed to be a warranty by NEI for any purpose, or give rise to any liability of NEI whatsoever unless contained in this Agreement. The express warranty stated in the section above entitled "Warranty" is the only warranty given. THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, FOR PRODUCTS OR SERVICES FURNISHED IN CONNECTION WITH THIS AGREEMENT. NEI DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PURPOSE.

b) Should NEI be unable to correct a defect covered under the section entitled "Warranty" after the expenditure of reasonable efforts and time, "reasonable" to be defined by the nature of the defect when encountered, Buyer shall be entitled to return the Product and receive a refund at the net purchase price paid for the returned Product, and such refund shall constitute NEI's maximum liability for breach of warranty.

LIMITATION OF REMEDY AND LIABILITY: General Limitation. IN NO EVENT SHALL NEI BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING BUT NOT LIMITED TO LOST PROFITS AND DAMAGES RESULTING FROM LOSS OF USE OR LOST DATA EVEN IF NEI HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF.

NEI shall not be liable for any errors of fact or omissions of fact contained herein, or for incidental, indirect, special or consequential damages in connection with the furnishing , performance, or use of this and related documentation.

Product Returns

The equipment must be returned postage-prepaid. Package it securely and insure it. You will be charged for parts and labor if you lack proof of date of purchase, or if the warranty period is expired.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              ii

Copyrights

All rights reserved. No part of this publication may be reproduced, transmitted, transcribed, stored in a retrieval system, or translated into any language or computer language, in any form or by any means, electronic, mechanical, magnetic, optical, chemical, manual or otherwise, without the prior written permission of Network Engines Inc.

Network Engines ClusterDirector User's Manual, Rev B,  June, 1998.

Trademarks

3Com(R), the 3Com logo, EtherDisk(R), Etherlink(R), EtherLink II(R), EtherLink Plus(R), NetAge(R), Parallel Tasking(R), Smart Agent(R), and Transcend(R) are registered trademarks of 3Com Corporation.

The Citrix(R) logo, WinFrame(R), and ICA(R) are registered trademarks, and MultiWin(TM) is a trademark of Citrix Systems, Inc.

Microsoft(R), Windows(R), and Windows NT(R) are registered trademarks of Microsoft Corporation.

Network Engines(TM), the Network Engines Logo, Torque for Your Network(TM), ClusterDirector(TM), ClusterMonitor(TM), and ClusterBalance(TM) are trademarks of Network Engines, Inc.

PC/AT and PS/2 are registered trademarks of International Business Machines,
(IBM).

Pentium(TM) is a trademark of Intel Corporation, Inc.

PICMG is a registered trademark of the PICMG Consortium.

Super I/O is a trademark of National Semiconductor, Inc.

Other brand and product names may be registered trademarks or trademarks of their respective companies

--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              iii

Notice

This product was found to be compliant with the radiated emissions and line conducted emissions requirements of AS3548/CISPR 22.

This equipment has been tested and found to comply with the limits for a Class A digital device, pursuant to part 15 of the FCC Rules. These limits are designed to provide reasonable protection against harmful interference when the equipment is operated in a commercial environment. This equipment generates, uses, and can radiate radio frequency energy and, if not installed and used in accordance with the instruction manual, may cause harmful interference to radio communications.

Operation of this equipment in a residential area is likely to cause harmful interference in which case the user will be required to correct the interference at his own expense.

Changes or modifications not expressly approved by the manufacturer could void the user's FCC granted authority to operate the equipment.

Caution

Lithium batteries may explode and can cause physical injury if they are replaced incorrectly. Replace only with the same or an equivalent type recommended by the manufacturer. Dispose of used batteries according to the manufacturer's instructions. Never expose Lithium batteries to fire or extreme temperature conditions.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              iv

Contents
--------------------------------------------------------------------------------

Preface.....................................................................viii
   Scope....................................................................viii
   Audience...................................................................ix
   Typographical Conventions..................................................ix
   Related Publications and Internet Links....................................ix
   How to Contact Us..........................................................xi

Chapter 1
Introduction.................................................................xii
   Description...............................................................xii
   Maintenance Scenarios....................................................xiii
   Administration...........................................................xiii
     Monitoring Applications.................................................xiv
     Monitoring External Events..............................................xiv

Chapter 2
Using the Console..............................................................1
   Logging on the system.......................................................1
   Using Console Commands......................................................2

Chapter 3
Mapping System Addresses.......................................................3
   Backplane Configuration.....................................................3
   Control ID Numbers..........................................................4
   DIO Port Signals............................................................6

Chapter 4
Modifying Configuration Files..................................................9
   NEIbase.cfg File............................................................9
     File Variables...........................................................10
     Sample NEIbase.cfg file..................................................12
   NEIsystems.cfg File........................................................13

Chapter 5
Using TCP/IP..................................................................19
   Listening Ports............................................................19
   TCP/IP Commands............................................................19


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              v

Chapter 6
Receiving Event Notifications.................................................22
   Watchdog Timers............................................................22
     Creating the Timer.......................................................23
   Alert Message Destinations.................................................23

Chapter 7
Writing Script Commands.......................................................25
   Syntax.....................................................................25
     Comments.................................................................25
     Variables................................................................25
     On-Conditions............................................................26
   Commands...................................................................28
     alert....................................................................29
     assign...................................................................30
     comment..................................................................31
     define...................................................................32
     dump.....................................................................33
     on; on-end...............................................................34
     print....................................................................35
     reboot...................................................................36
     reset....................................................................37
     send.....................................................................38
     stop.....................................................................39
     save.....................................................................40
     switch...................................................................41
     variable>system-start - system-end.......................................42
   Understanding I/O Signals..................................................45

Chapter 8
Using the ClusterMonitor......................................................47
   Overview...................................................................47
   Basic Operations...........................................................48
     Menu Bar.................................................................49
     Context-Sensitive Menus..................................................50
   Adding a New ClusterDirector...............................................51
     Example..................................................................52
   Updating Text Files........................................................56
   Notifications..............................................................58


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              vi

Appendix A
Sample Configuration Files....................................................59
   Default NEIsystems.cfg File................................................59
   NEIsystems.cfg with Failover Scenario......................................72

Index.........................................................................87


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              vii

Preface
--------------------------------------------------------------------------------

               This section is divided into the following main parts:

               o  A description of the scope of this manual

               o  A description of the intended audience

               o  A list of typographical conventions used in this manual

               o  Related publications and internet links

Scope

               This manual describes the ClusterDirector(TM) System. The following list gives a brief description of each chapter in this manual.

               Chapter 1. Introduction. This chapter gives a general description of the system architecture, maintenance scenarios, and administration procedures.

               Chapter 2. Using the Console. This chapter describes the procedures used to log on the system and explains how to issue commands from the console.

               Chapter 3. Mapping System Addresses. This chapter explains how to map backplane configurations and gives port addresses, segment and relay ID numbers, and power supply signals.

               Chapter 4. Modifying Configuration Files. This chapter explains how to make changes to the system's two main configuration files, NEIbase.cfg and NEIsystems.cfg.

               Chapter 5. Using TCP/IP. This chapter gives the rules and commands for using the TCP/IP protocol.

               Chapter 6. Receiving Event Notifications. This chapter explains how to set the watchdog timer to provide notification of system error conditions by pager, console, and management software.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              viii

                                                                         Preface
--------------------------------------------------------------------------------

               Chapter 7. Writing Script Commands. This chapter provides syntax rules for and examples of all the script commands.

               Chapter 8. Using the ClusterMonitor. This chapter describes the ClusterDirector Monitor, a graphical user interface that manages one or more ClusterDirector systems.

               Appendix A. Sample Configuration Files. This appendix provides the default NEIsystems.cfg file and a sample NEIsystems.cfg file illustrating a failover scenario.

Audience

               This manual is written for Information Technology professionals and system engineers who are responsible for installing and maintaining P6000 Clustered Server Systems.

Typographical Conventions

               The following typographical conventions are used in this manual.

               -----------------------------------------------------------------
                 Convention                           Example
               -----------------------------------------------------------------
                 Angle brackets separate single       Press <Esc> to exit the
                 keys that you press from the         menu.
                 surrounding text.
               -----------------------------------------------------------------
                 Boldface identifies numbers and      Type reset (dio) AC-OK-2.
                 characters that you must type.
               -----------------------------------------------------------------
                 Courier indicates code lines and     on IPport-1 = S
                 screen displays.
               -----------------------------------------------------------------
                 Italics emphasize file names and     See the NEIbase.cfg file.
                 variable information.
               -----------------------------------------------------------------

Related Publications and Internet Links

               o  82430HX PCIset Cache/Memory Subsystem; Intel 1995

               o Chips & Technology 65548 High Performance Flat Panel/CRT GUI Accelerator; Chips & Technology 1995

               o  IBM Personal Computer AT Technical Reference; IBM; 1984


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              ix

                                                                         Preface
--------------------------------------------------------------------------------

               o IBM Personal System/2 and Personal Computer BIOS Interface Technical Reference; IBM; 1987

               o  IEEE-P996 specification Draft D2.02; IEEE

               o  Intel Pentium P54C Microprocessor Reference; Intel 1995

               o  MAX705 Microprocessor Reset Circuit data sheet; Maxim; 1995

               o National Semiconductor PC87306 SuperI/O Enhanced Sidewinder Lite; National Semiconductor; 1995.

               o Network Engines ClusterDirector User's Manual, Revision A, April, 1998.

               o PICMG PCI card edge connector specification Rev2.0; PICMG Consortium; 1994

               Selected internet links and URLs are given in Table 1

                            Table 1. Selected Internet Links
       -------------------------------------------------------------------------
        Company               Internet Address               Product
       -------------------------------------------------------------------------
        AMI                   www.american.megatrends.com    BIOS
       -------------------------------------------------------------------------
        AMP                   www.amp.com                    Connectors
       -------------------------------------------------------------------------
        Chips & Technology    www.chips.com                  Video Controller &
                                                             BIOS
       -------------------------------------------------------------------------
        Dallas                www.dalsemi.com                MicroLAN Temp.
                                                             Sensor
       -------------------------------------------------------------------------
        Network Engines,      www.networkengines.com         Board Information,
        Inc.                                                 sales & customer
                                                             support
       -------------------------------------------------------------------------
        Intel Corp            www.intel.com                  Processor & Chipset
       -------------------------------------------------------------------------
        Maxim                 www.maxim-ic.com               Voltage Monitor &
                                                             RS485
       -------------------------------------------------------------------------
        National              www.national.com               Super I/O
        Semiconductor                                        Controller
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              x

                                                                         Preface
--------------------------------------------------------------------------------

         -----------------------------------------------------------------------
          Pericom               www.pericom.com                Quiet ISA Bus
                                                               Buffers
         -----------------------------------------------------------------------
          USB                   www.usb.org                    USB information
         -----------------------------------------------------------------------

How to Contact Us

               For sales information or technical assistance, please telephone
               (781) 961-4400 or Fax (781) 961-4508. Or, use the following on-line addresses:

               Email: support@networkengines.com

               URL:   www.networkengines.com

               Network Engines is located at 61 Pleasant Street, Randolph, MA 02368


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              xi

Chapter 1

Introduction
--------------------------------------------------------------------------------

               This chapter is divided in the following main parts:

               o  Description

               o  Maintenance Scenarios

               o  Administration

Description

               The Network Engines ClusterDirector(TM) is an embedded maintenance processor that dramatically improves the reliability of a P6000 clustered server by allowing individual applications to recover from both simple and catastrophic system failures. The ClusterDirector provides remote notification, external resource configuration, and processor fail-over response for the P6000. These capabilities guarantee a high level of availability and continuous compatibility with the network.

               A ClusterDirector System consists of one or more ClusterDirectors and a ClusterMonitor(TM), a portable, remote graphical user interface (GUI) that gives information about, and control over, all the ClusterDirectors connected to it. The ClusterMonitor is described briefly in Chapter 8.

               The ClusterDirector reports the following information about the performance of a P6000 clustered server:

               o Status of individual systems (OS, services on Windows NT(R), or daemons on UNIX(R) platforms )

               o  Status of external resources

               The ClusterDirector uses the information reported to it to make decisions about the availability of each processor in the server unit.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              xii

                                                                    Introduction
--------------------------------------------------------------------------------

Maintenance Scenarios

               The ClusterDirector uses a high-level scripting language to create different maintenance scenarios for system failures. The language uses plain English statements and straightforward syntax.

               The scenarios can be written for automatic, semi-automatic, and manual response. Examples of each kind of scenario are given below:

               o Automatic: a failure causes the external resources to be switched automatically to a back-up system before notifying service personnel of the problem.

               o Semi-automatic: a failure causes a predetermined number of alarms to be transmitted to service personnel before switching to a backup system.

               o Manual: a failure causes continuous alarms to be sent and waits for instructions from service personnel at the console.

               The scripting language allows new maintenance scenarios to be created easily. The language contains descriptions for communicating with various systems, including application processors, UPSs, and remote maintenance environments. It also provides conditional statements for testing the status of various systems and making decisions about them.

Administration

               The ClusterDirector can be administered from both local and remote terminals. Local administration is accomplished by connecting the P6000 to a terminal or PC via a serial port or a network connection. Remote administration is achieved using a Telnet, FTP, or SNMP interface over a network. Network Engines also offers a graphical interface ClusterMonitor that controls multiple ClusterDirectors remotely. The ClusterMonitor is described in Chapter 8.

               Remote administration can be performed using a modem-to-modem connection between the ClusterDirector and a terminal or


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              xiii

                                                                    Introduction
--------------------------------------------------------------------------------

               PC. A modem-to-modem connection provides the same support capabilities as a local connection.

               Monitoring Applications

               The key to the P6000's fault-tolerant environment is the ClusterDirector's ability to monitor individual OSs, services, and daemons. The ClusterDirector also listens for messages from the ClusterMonitor. In case any event should occur, the ClusterDirector performs the actions specified by the scenario for that event.

               A watch dog timer system allows the ClusterDirector to determine whether a monitored system is running. The system sends a message that indicates it will communicate within a predetermined period of time. If the system fails to respond within the time specified, the ClusterDirector decides that system is no longer running and performs the actions specified by the scenario.

               Monitoring External Events

               The ClusterDirector monitors external events and systems through the following interfaces:

               o Four output relays that control switching between external resources, such as telephone lines, fiber optics, and coax cable.

               o Four digital input contacts that sense external events, like contact closures and alarm conditions.

               o Two serial ports that communicate with devices like network hubs, routers, bridges, UPSs, and other computer equipment.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              xiv

Chapter 2

Using the Console
--------------------------------------------------------------------------------

               This section explains how to use the console for manual operations.

               This chapter is divided in the following main parts:

               o  Logging on the system

               o  Using console commands

Logging on the system

               Perform the following steps to log on the ClusterDirector.

               1. Verify that you have a valid connection to the system through one of the following interfaces:

                  A network connection using TELNET, port 2000, and the IP address of the ClusterDirector

                  A direct serial connection to a terminal (Serial 1)

                  A serial connection to a terminal through a modem (Serial 2)

               2. Press <?>

                  The system displays the following prompt
                  Password:

               3. Enter your password.

                  The default password is powerst.

                  If the password is correct, the system displays the following message:
                  Successful log on.

                  If the password is not correct, the system displays this message:
                  Wrong password.

               4. Press any key to display a list of console commands.
                  The console displays a list showing each command and a brief description of its purpose. The commands are described in the following section.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              1

                                                               Using the Console
--------------------------------------------------------------------------------

Using Console Commands

               Table 2-1 lists the commands that are available after you log into the system in column one. Column two lists the on-screen help message that is displayed. The information in this table is displayed on screen when you type ? at the prompt.

                              Table 2-1. Console Commands
           --------------------------------------------------------------------
           Command          Description
           --------------------------------------------------------------------
             #x               Sets the focus of the console to system number
                              x.(1)
           --------------------------------------------------------------------
             @@               Scroll through and change any DIO output lines.(2)
           --------------------------------------------------------------------
             $A               About ClusterDirector
           --------------------------------------------------------------------
             $D               Display event history, previously saved
                              following user "save" commands.
           --------------------------------------------------------------------
             $G               Print listing of "global" and any local
                              variables defined by system in focus.
           --------------------------------------------------------------------
             $I               Initialize the variables and event states for
                              the system in focus.
           --------------------------------------------------------------------
             $P               Change password.
           --------------------------------------------------------------------
             $R               Report events noted by the system in focus
                              including watchdog status.
           --------------------------------------------------------------------
             $Z               Reboot the system in focus.
           --------------------------------------------------------------------
             $O               Log off.
           --------------------------------------------------------------------
             $E               Put system in `service' mode.
           --------------------------------------------------------------------
             $X               Exit from ClusterDirector program.
           --------------------------------------------------------------------
            1. The procedure for numbering systems is explained in the following section.

            2. Do not change the state of a DIO bit that is currently under program.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              2

Chapter 3

Mapping System Addresses
--------------------------------------------------------------------------------

               Commands to, and messages from the ClusterDirector are identified by a Control ID number. This section describes the backplanes available for the P6000 and explains the rules for assigning Control ID numbers, for identifying relay and power supply signals, and for specifying I/O port addresses.

               This chapter is divided in the following main parts:

               o  Backplane configuration

               o  Control ID numbers

               o  DIO port signals

Backplane Configuration

               The P6000 can be configured with a BP4 or BP10 backplane to provide different services.

               BP4 Backplane

               The BP4 backplane has 17 slots hard-wired in four segments. Each of the first three segments has one CPU slot, one ISA slot, and two PCI slots. The fourth segment has an additional ISA slot. Each segment supports one engine and any combination of network, fax, voice, or other application cards. The PCI buses on the BP4 provide extremely high data throughput.

               BP10 Backplane

               The BP10 backplane has 20 ISA slots, hard wired in ten groups with two slots each. In this configuration, the BP10 backplane supports up to ten independent processors.

               The slot pairs on the BP10 can be bridged to form larger segments with more than two slots in them. The backplane can be segmented in any combination of slots that is a multiple of two, ranging from one to ten segments per chassis. Each segment


--------------------------------------------------------------------------------
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                                                        Mapping System Addresses
--------------------------------------------------------------------------------

               supports one engine and as many network, fax, voice, or other application cards as the number of slots allows.

               In both the BP4 and BP10 backplanes, segments provide independent power and data busses to their respective slots.

               The segments are numbered sequentially, counting from the leftmost segment, and the engine and its application cards are mapped to the ClusterDirector by a logical control ID derived from this segment number.

Control ID Numbers

               The Control ID number is a logical representation of the segment number on the backplane. It is associated with the port address for the segment.

               Each digital I/O (dio) signal is mapped by two numbers. The first number identifies the main signal, and the second number identifies the input line for the signal if the main signal is output. If the main signal is input, the second number is zero.

               The Control ID, Reset command, and dio mapping for each possible chassis segment are given in Table 1.

                            Table 1 - Segment IDs and DIO Mapping
               -----------------------------------------------------------------
                                               DIO         Reset         DIO
                 Segment   Control ID(1,2)  Mapping(3)    Command     Mapping(4)
               -----------------------------------------------------------------
                    1         CONTROL-1        81 1       RESET-1       33 49
               -----------------------------------------------------------------
                    2         CONTROL-2        82 2       RESET-2       34 50
               -----------------------------------------------------------------
                    3         CONTROL-3        83 3       RESET-3       35 51
               -----------------------------------------------------------------
                    4         CONTROL-4        84 4       RESET-4       36 52
               -----------------------------------------------------------------
                    5         CONTROL-5        85 5       RESET-5       37 53
               -----------------------------------------------------------------
                    6         CONTROL-6        86 6       RESET-6       38 54
               -----------------------------------------------------------------
                    7         CONTROL-7        87 7       RESET-7       39 55
               -----------------------------------------------------------------


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                                                        Mapping System Addresses
--------------------------------------------------------------------------------

               -----------------------------------------------------------------
                                               DIO         Reset         DIO
                 Segment   Control ID(1,2)  Mapping(3)    Command     Mapping(4)
               -----------------------------------------------------------------
                    8         CONTROL-8        88 8       RESET-8       40 56
               -----------------------------------------------------------------
                    9         CONTROL-9        89 9       RESET-9       41 57
               -----------------------------------------------------------------
                   10         CONTROL-10       90 10      RESET-10      42 58
               -----------------------------------------------------------------
                1. The ID must represent a real segment. For example, if a chassis has four segments, Control ID numbers 5 through 10 are not used.
                2. If a segment has no engine mounted in it, the ID number is nevertheless valid.
                3. Parameters in the first column should not be changed. Those in the second column can be changed following the rules on page 6.
                4. Number combinations cannot be changed.


--------------------------------------------------------------------------------
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                                                        Mapping System Addresses
--------------------------------------------------------------------------------

               When two or more slot pairs are bridged to form one segment, the additional slot-pairs are added to the Control ID number. The number of each additional slot pair is appended to the Control ID number, separated by a plus (+) sign. For example, if the first four slot pairs on the back plane are bridged together, the Control ID for segment 1 is mapped as shown in the following definition statement:

               define (dio) CONTROL-1 81 1+2+3+4

               Where:

               CONTROL-1     identifies the first segment on the backplane

               81 1   is the port address for the first slot pair in the segment

               +2+3+4 identify the additional pairs included in segment 1

               This statement specifies that the command to power up CONTROL-1 must turn on pairs 1, 2, 3 and 4.

               Note: Segments can be bridged on the BP10 and BP10 HC backplanes only.

DIO Port Signals

               DIO signals to the ClusterDirector are routed through the 15-pin DIO port connector mounted on the rear of the P6000 chassis.


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

                                                        Mapping System Addresses
--------------------------------------------------------------------------------

               Relays
               Table 3-2 gives relay mapping information for the connector.

                        Table 3-2 - Relay Mapping to Auxiliary I/O Connector
                              -----------------------------------------
                                                           DIO
                                 Pin        RELAY          Mapping(1)
                              -----------------------------------------
                                   1        RELAY-1        17  21
                              -----------------------------------------
                                   2        RELAY-2        18  23
                              -----------------------------------------
                                   3        RELAY-3        19  24
                              -----------------------------------------
                                   4        RELAY-4        20  25
                              -----------------------------------------
                                   5        DATAIN-1       117  0
                              -----------------------------------------
                                   6        DATAIN-2       118  0
                              -----------------------------------------
                                   7        DATAIN-3       119  0
                              -----------------------------------------
                                   8        DATAIN-4       120  0
                              -----------------------------------------

                              1.   Number combinations cannot be changed.


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                                                        Mapping System Addresses
--------------------------------------------------------------------------------

               Power Supplies

               The P6000A mounts two load-sharing, 350 Watt, telco-grade supplies. Table 3-3 gives signal mapping information for the P6000A power supply units.

                         Table 3-3 - P6000A Power Supply Signal Mapping
                    ----------------------------------------------------------
                    Power                   DIO                    DIO
                    Unit        DC Signal   Mapping    AC Signal   Mapping(1)
                    ----------------------------------------------------------
                      1          DC-OK-1     113  0     AC-OK-1     115  0
                    ----------------------------------------------------------
                      2          DC-OK-2     114  0     AC-OK-2     116  0
                    ----------------------------------------------------------

                               1.   Number combinations cannot be changed.

               The P6000B mounts two load-sharing, 400 Watt, telco-grade power supplies. A third supply is optional. Table 3-4 gives signal mapping for the P6000B power supplies.

                            Table 3-4 - P6000B Power Supply Signal Mapping
                                 ------------------------------------
                                 Power      DC Signal  DIO Mapping(1)
                                 Unit
                                 ------------------------------------
                                   1          DC-OK-1    113  0
                                 ------------------------------------
                                   2          DC-OK-2    114  0
                                 ------------------------------------
                                   3          DC-OK-3    116  0
                                 ------------------------------------

                               1.   Number combinations cannot be changed.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              8

Chapter 4

Modifying Configuration Files
--------------------------------------------------------------------------------

               This chapter describes the two system configuration files that users can modify. The chapter is divided in the following main parts:

               o  NEIbase.cfg file

               o  NEIsystems.cfg file

NEIbase.cfg File

               At startup, the ClusterDirector first performs initialization functions, using user defined .cfg files, and then it performs task switching functions

               The initialization function opens ports and configures them with user defined parameters. It then builds three linked lists that define structures used to diagnose system performance and identify alert events.

               Task switching is performed according to maintenance scenarios written for the ClusterDirector.


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

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------


               File Variables

               The variables in the NEIbase.cfg file are listed in column one of Table 4-1Error! Reference source not found.. The function of each variable is described briefly in column two.

                            Table 4-1. NEIbase.cfg File Variables
              ------------------------------------------------------------------
              Variable               Function(1)
              ------------------------------------------------------------------
                debug                  Reserved.
              ------------------------------------------------------------------
                hardware-wd            Hardware watchdog enabling flag for
                                       ClusterDirector.
                                       1 = active
                                       0 = inactive
              ------------------------------------------------------------------
                hardware-wd-addr       Reserved.
              ------------------------------------------------------------------
                nr-dio-bits            Reserved.
              ------------------------------------------------------------------
                log on-time-out        Time in miliseconds for timeout of remote
                                       log on process.
              ------------------------------------------------------------------
                hist-files             Number of files allowed for event history
                                       log. Default=3.
              ------------------------------------------------------------------
                hist-rows              Number of lines allowed in history files.
                                       Default=20.
              ------------------------------------------------------------------
                nr-comm-ports          The number of communications ports.(2)
              ------------------------------------------------------------------
               1. An explanation of each variable's function is included as a comment field in the file.
               2. The systems to be connected are identified by LINK-1 to
                  LINK-10. The actual value assigned to each LINK port is its Control ID number plus 2. The following two serial connections are always defined:
                  comm CONSOLE = 1
                  comm MODEM = 2

                  In the following example, two control ports are defined for two surveyed systems:
                  nr-comm-ports 4

                  comm CONSOLE     1

                  comm MODEM       2


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                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

                  comm LINK-1      3

                  comm LINK-2      4

               All the variables listed in Error! Reference source not found. may be changed by the user unless comments are displayed in the file that caution against it.

               If the user inadvertently deletes a variable line, most variables default to the value 0. However, the hist-files variable defaults to 3, and hist-rows to 20.


--------------------------------------------------------------------------------
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

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

               Sample NEIbase.cfg file

               An example of the NEIbase.cfg file is shown below. Your file may not be identical to this example.

               hardware-wd        1         ; 0=no h/w timer, 1=h/w timer
                                            ; with address following
               hardware-wd-addr   1296      ; decimal number for h/w timer
                                            ; reset = 0x443
               nr-dio-bits        200       ; number of dio bits allowed in
                                            ; system
               logon-timeout      10000000  ; Set the delay for automatic
                                            ; logoff when user does not
               hist-files         3
               hist-rows          20        ; set the maximum number of files
                                            ; to keep track of events and the
                                            ; rows into these files. (see
                                            ; "save" function).
                                            ; The default numbers sugested by
                                            ; Network Engines, Inc. are 3 and
                                            ; 20. User can change them with
                                            ; caution, noting available disk
                                            ; space. Only values greater than
                                            ; one for hist-files and greater
                                            ; than 5 for hist-rows are
                                            ; allowed. For invalid values the
                                            ; system restores the defaults.
               nr-comm-ports      12
               comm CONSOLE       1
               comm MODEM         2
               comm LINK-1        3
               comm LINK-2        4
               comm LINK-3        5
               comm LINK-4        6
               comm LINK-5        7
               comm LINK-6        8
               comm LINK-7        9
               comm LINK-8        10
               comm LINK-9        11
               comm LINK-10       12

               modem-server       192.168.50.192 5000 ON
               email-server       207.180.73.17 avelicanu@networkengines.com
                                  avelicanu@networkengines.com ON
               master-address     MASTER 192.168.50.193 2050

               include /configure/NEIsystems.cfg


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

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

NEIsystems.cfg File

               The NEIsystems.cfg file provides the user with a consistent way to represent user defined variables, hardware signals, and communication ports.

               Independent tasks in a round robin scheduling strategy include updating variables and checking to determine if their state has changed. To accomplish this, on-condition blocks are written in the configuration files to trap changes of variable status, or events.

               Each monitored system has a unique description where all its variables are defined. Global variables, such as hardware mapping, are described at the beginning of the configuration file, so that they can be available for all systems. These variables define a generic system.

               The beginning of a system's description is established by a system-start line and the end by the line, system-end. An example system start line is shown below:

               system-start NEIsystems 192.168.110.67  2000

               After the system-start line, one or more lines of variable definitions follow, for example, for dio variables (hardware mapping), var (user defined variables), and com (communication variables).

               The following definition is an example of a user defined variable that will put all systems in either automatic or manual mode:

               define (var) MANUAL = 1      ; default value is Manual Mode

               Automatic mode means that desired actions take place in response to some events without user intervention. In manual mode, alerts are sent, but no actions are taken in response to the event.

               Manual mode avoids automatic reactions and is primarily used for maintenance and test purposes. This variable is used as filter for other events.

               The following definition maps segments on the BP10 backplane:

               define (dio) CONTROL-1 = 81 1+2+3


--------------------------------------------------------------------------------
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

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

               CONTROL-1 maps the power switch for the first segment. From the software point of view, CONTROL-1 is the first system to be surveyed.

               In the example, the first number (81) defines the dio mapping, or an offset.

               Note:  The user must not change dio mapping numbers.

               The string, 1+2+3, is reflects the fact that three physical segments are bridged together to form first system. One power command powers up the three segments, and signals from three power sensors should be detected.

               If no bridges are used, segment to CONTROL mapping will be one-to-one.

               The following two defined variables are involved in event trapping:

               on CONTROL-1 = 0 & MANUAL = 1

                                  send MASTER  CONTROL-1 OFF

               on-end

               on CONTROL-1 = 0 & MANUAL = 0

                                  send MASTER CONTROL-1 OFF

                                  power up SPARE_SERVER

                                  send MODEM ATDT9,17813218932,,,11001145

               on-end

               In this situation, a power failure of the first system, MAIN_SERVER, causes a message to be sent to a higher decision layer, MASTER. In automatic mode, the spare system is powered up and an alert is transmitted about the failure to a pager number. (The string at the end of the modem command can include letters if the pager is able to display them.) The user can write whatever he can interpret at the reception port.

               Whatever follows after the words, send MASTER, will be the string transmitted through TCP/IP to the port and address that are associated with MASTER.

               The following is a sample NEIsystems.cfg file:

               system-start NEIsystems 192.168.110.67  2000


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              14

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

                  define (dio) BUZZER   = 5 25            ; sound


                  define (dio) RESET-1  = 33 49           ; hardware reset for
                                                          ; main

                  define (dio) RESET-2 = 34 50

                  define (dio) RESET-3 = 35 51

                  define (dio) RESET-3 = 36 52

                  define (dio) RELAY-1 = 17 21

                  define (dio) RELAY-2 = 18 22

                  define (dio) RELAY-3 = 19 23

                  define (dio) RELAY-4 = 20 24

                  define (dio) DC-OK-1 = 113 0

                  define (dio) DC-OK-2 = 114 0

                  define (dio) AC-OK-1 = 115 0

                  define (dio) AC-OK-2 = 116 0


                  define (dio) CONTROL-1 = 81 1+2        ; Power switch for main

                  define (dio) CONTROL-2 = 82 3+4        ; Power switch for
                                                         ; spare

                  define (dio) CONTROL-3 = 83 5+6+7

                  define (dio) CONTROL-4 = 84 8+9+10


                  define (var) ON  = 1

                  define (var) OFF = 0

                  define (var) Welcome = ON              ; Start-up flag

                  define (var) SCSI = ON

                  define (var) SPAREON = 0

                  define (var) MANUAL = 1


                  on Welcome = ON

                      alert NEISYSTEMS. (C) NEI, 1996.

                  on-end


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              15

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

                  on dio AC-OK-1 = 1

                      reset (dio) BUZZER = OFF

                      reset (dio) BUZZER =  ON           ; activate sound on
                                                         ; power failure

                      send MASTER 9110030903 AC POWER UNIT 1 FAILURE

                  on-end

                  on dio AC-OK-1 = 0

                      reset (dio) AC-OK-1

                      reset (dio) BUZZER = OFF           ; disable sound

                      send MASTER 4110030907 AC POWER UNIT 1 BACK ONLINE

                  on-end

                  on dio AC-OK-2 = 1

                      reset (dio) BUZZER =  OFF

                      reset (dio) BUZZER =  ON

                      send MASTER 9110030904 AC POWER UNIT 2 FAILURE

                  on-end

                  on dio AC-OK-2 = 0

                      reset (dio) AC-OK-2

                      reset (dio) BUZZER = OFF

                      send MASTER 4110030908 AC POWER UNIT 2 BACK ONLINE

                  on-end

                  on dio DC-OK-1 = 1

                      alert DC POWER UNIT 1 FAILURE

                      reset (dio) BUZZER =  OFF

                      reset (dio) BUZZER =  ON

                      send MASTER 9110030901 DC POWER UNIT 1 FAILURE

                  on-end

                  on dio DC-OK-1 = 0

                      reset (dio) BUZZER = OFF

                      reset (dio) DC-OK-1

                      send MASTER 4110030905 DC POWER UNIT 1 BACK ONLINE

                  on-end

                  on dio DC-OK-2 = 1

                      reset (dio) BUZZER =  OFF


--------------------------------------------------------------------------------
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

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

                     reset (dio) BUZZER =  ON

                     send MASTER 9110030902 DC POWER UNIT 2 FAILURE

                 on-end

                 on dio DC-OK-2 = 0

                     reset (dio) BUZZER = OFF

                     reset (dio) DC-OK-2

                     send MASTER 4110030906 DC POWER UNIT 2 BACK ONLINE

                 on-end

                 on dio CONTROL-1 = 1 & SCSI = OFF & MANUAL = 0

                     reset (dio) CONTROL-1 = 0

                 on-end

                 on dio CONTROL-1 = 1 & MANUAL = 1

                      send MASTER 4110030011 CONTROL-1 ON

                 on-end

                 on dio CONTROL-1 = 1 & SCSI = ON & SPAREON = 0 & MANUAL = 0

                      send MASTER 4110030011 CONTROL-1 ON

                 on-end

                 on dio CONTROL-1 = 0 & MANUAL = 1

                     reset (dio) CONTROL-1

                     send MASTER 9110030012 CONTROL-1 OFF

                 on-end

                 on dio CONTROL-1 = 0 & SCSI = ON & SPAREON = 0 & MANUAL = 0

                     reset (dio) CONTROL-1

                     reset (dio) CONTROL-2 = 1 ; start Spare Server

                     send MASTER 9110030012 CONTROL-1 OFF

                 on-end

                 on dio CONTROL-1 = 1 & SPAREON = 1 & MANUAL = 0

                     reset (dio) CONTROL-1 = 0

                 on-end

                 on dio CONTROL-2 = 0 & MANUAL = 1

                     reset (dio) CONTROL-2

                     assign SPAREON = 0

                 on-end

                 on dio CONTROL-2 =1 & SCSI = OFF & MANUAL = 0


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              17

                                                   Modifying Configuration Files
--------------------------------------------------------------------------------

                     reset (dio) CONTROL-2 = 0

                 on-end

                 on dio CONTROL-2 = 1  & CONTROL-1 = 0 & SCSI = 1

                     assign SPAREON = 1

                     send MASTER 4110031011 CONTROL 2 ON

                 on-end

                 on dio CONTROL-2 = 1 & CONTROL-1 = 1 & SPAREON = 0 & MANUAL = 0

                     reset (dio) CONTROL-2 = 0

                 on-end

                 on dio  CONTROL-2 = 0 & SCSI = ON & SPAREON = 1 & MANUAL = 0

                     reset (dio) CONTROL-2

                     assign SPAREON = 0

                     reset (dio) CONTROL-1 = 1           ; start Main Server

                     send MASTER 9110031012 CONTROL-2 OFF

                 on-end

                 on dio CONTROL-3 = 1

                      send MASTER 4110032011 CONTROL 3 ON

                 on-end

                 on dio CONTROL-3 = 0

                     reset (dio) CONTROL-3

                     send MASTER 9110032012 CONTROL 3 OFF

                 on-end

                 on dio CONTROL-4 = 1

                      send MASTER 4110033011 CONTROL 4 ON

                 on-end

                 on dio CONTROL-3 = 0

                     reset (dio) CONTROL-4

                     send MASTER 9110033012 CONTROL 4 OFF

                 on-end

              system-end


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              18

Chapter 5

Using TCP/IP
--------------------------------------------------------------------------------

               This chapter defines the protocols and commands required for connecting to the ClusterDirector through a TCP/IP interface. The chapter is divided in the following main parts:

               o Listening ports

               o TCP/IP commands

Listening Ports

               The listening port assignments for connections are given in Table 5-1.

                              Table 5-1. Listening Port Assignments
              ------------------------------------------------------------------
              Port        Function             Description
              ------------------------------------------------------------------
                2000        Maintenance          Maintenance information
                                                 including requests for
                                                 information ("get" command),
                                                 and console mode access
                                                 (telnet).
              ------------------------------------------------------------------
                3000        Inter-               Maintenance information with no
                            ClusterDirector      requests. All NEIsystems.cfg
                            Communication        commands are supported.
              ------------------------------------------------------------------

TCP/IP Commands

               get backplane returns the backplane mapping.

               get global <VAR-NAME> returns the global variable value (as string) or "UNKNOWN" if the variable was not defined .

               get local <VAR-NAME> from <SYSTEM-NAME> returns local variable as above, and the variable is searched in the definition of the system specified in the command line.


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              19

                                                                    Using TCP/IP
--------------------------------------------------------------------------------

               get messages {IP Address} directs the alert messages, as in send MASTER statements in NEIsystems.cfg, to the given destination, for example, to port 2050. Previously, a listening port should be created at this address.

               get messages MASTER disables a message redirection. This command should be sent before closing a connection in the maintenance screen. You must close the socket in the data arrival event after the response is received.

               Sockets are numbered in increments of 10 as shown below:

               2010 - the listening port for the first segment.

               2020 - the listening port for the second segment.

               . . . . . . . . . . . .

               2100 - the listening port for the tenth segment.

               3000 - the port dedicated to receiving remote commands (commands for maintenance system from higher decision level application)

               get systems returns on the open socket the names of the connected systems as written in the NEIsystems.cfg file, starting with the name of the ClusterDirector. The names are comma delimited in the returned string.

               get version  returns the current ClusterDirector version number.

               get watchdog  returns "INACTIVE," "STARTED," or "EXPIRED."

               power down <CONTROL-NUMBER> power up the control identified by CONTROL-NUMBER (can be 1 through 10)

               power down <SYSTEM-NAME> power up the system with the specified name.

               power down all power down all controls on the P6000.

               power up <CONTROL-NUMBER> power up the control identified by CONTROL-NUMBER (can be 1 through 10), i.e power up 1,., power up 10


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              20

                                                                    Using TCP/IP
--------------------------------------------------------------------------------

               power up <SYSTEM-NAME> power up the system with the specified name. In the original file this name is 'CPU-1' through 'CPU-10' but we strongly recommend that you replace these names with the ones you currently use.

               power up all power up all controls on the P6000 one a time, starting with segment one.

               reboot RESET-n reboot the system connected to the segment n. The range of values is RESET-1 through RESET-10, depending on the backplane configuration. This is a hardware reset.

               reset (dio) <DIO-OUTPUT> = 0 change status of the named dio output line in 0 reset (dio) <DIO-OUTPUT> = 1 change status of the named dio output line in 1 reset (var) <VARIABLE-NAME> = 0 change the status of a variable to 0 reset (var) <VARIABLE-NAME> = 1 change the status of a variable to 1


--------------------------------------------------------------------------------
ClusterDirector User's Manual                                              21

                                 Schedule 1(d)

                                  Trademarks
                                  ----------

1.  P6000
2.  P6000EXP